CUSIP Numbers: 56117EAQ4 Revolver: 56117EAP6 Term Loan A: 56117EAQ4 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 10, 2026 among MALIBU BOATS, LLC, as the Borrower MALIBU BOATS HOLDINGS, LLC, as the Parent and a Guarantor THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN, as the other Guarantors THE LENDERS FROM TIME TO TIME PARTY HERETO, BANK OF AMERICA, N.A., WELLS FARGO BANK, NATIONAL ASSOCIATION, FIFTH THIRD BANK, NATIONAL ASSOCIATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents and TRUIST BANK, as Administrative Agent, Swingline Lender and Issuing Bank ==================================================================== TRUIST SECURITIES, INC. and JPMORGAN CHASE BANK, N.A., as Joint Lead Arrangers and Joint Bookrunners

i TABLE OF CONTENTS Page Section 1.1. Definitions. ............................................................................................................ 1 Section 1.2. Classifications of Loans and Borrowings. ........................................................... 38 Section 1.3. Accounting Terms and Determination. ................................................................ 39 Section 1.4. Terms Generally. ................................................................................................. 39 Section 1.5. Letter of Credit Amounts. .................................................................................... 40 Section 1.6. Times of Day. ...................................................................................................... 40 Section 1.7 Limited Condition Transactions. ......................................................................... 40 Section 1.8 Rates. ................................................................................................................... 41 Section 1.9 Divisions. ............................................................................................................. 41 Section 1.10 Exchange Rates; Currency Equivalents. .............................................................. 41 Section 1.11 Additional Alternative Currencies. ...................................................................... 42 Section 1.12 Change of Currency. ............................................................................................ 42 Section 2.1. General Description of Facilities. ........................................................................ 43 Section 2.2. Revolving Loans. ................................................................................................. 43 Section 2.3. Procedure for Revolving Borrowings. ................................................................. 43 Section 2.4. Swingline Commitment. ...................................................................................... 44 Section 2.5. Term Loan A. ....................................................................................................... 45 Section 2.6. Funding of Borrowings. ....................................................................................... 45 Section 2.7. Interest Elections.................................................................................................. 46 Section 2.8. Optional Reduction and Termination of Commitments. ...................................... 47 Section 2.9. Repayment of Loans. ........................................................................................... 48 Section 2.10. Evidence of Indebtedness. ................................................................................... 49 Section 2.11. Optional Prepayments. ......................................................................................... 50 Section 2.12. Mandatory Prepayments. ..................................................................................... 50 Section 2.13. Interest on Loans. ................................................................................................. 51 Section 2.14. Fees. ..................................................................................................................... 52 Section 2.15. Computation of Interest and Fees. ....................................................................... 54 Section 2.16. Inability to Determine Interest Rates. .................................................................. 54 Section 2.17. Illegality. .............................................................................................................. 57 Section 2.18. Increased Costs. ................................................................................................... 58 Section 2.19. Funding Indemnity. .............................................................................................. 59 Section 2.20. Taxes. ................................................................................................................... 60 Section 2.21. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. .......................... 63 Section 2.22. Letters of Credit. .................................................................................................. 65 Section 2.23. Increase of Commitments; Additional Lenders. .................................................. 72 Section 2.24. Mitigation of Obligations. .................................................................................... 74 Section 2.25. Replacement of Lenders. ..................................................................................... 74 Section 2.26. Reallocation and Cash Collateralization of Defaulting Lender Commitment. ....................................................................................................... 75 Section 2.27. Designated Lenders. ............................................................................................. 76 Section 3.1. Conditions To Effectiveness. ............................................................................... 76 Section 3.2. Each Credit Event. ............................................................................................... 78 Section 3.3. Delivery of Documents. ....................................................................................... 79 Section 4.1. Existence; Power.................................................................................................. 79 Section 4.2. Organizational Power; Authorization. ................................................................. 79 Section 4.3. Governmental Approvals; No Conflicts. ............................................................. 80 Section 4.4. Financial Statements. ........................................................................................... 80

ii Section 4.5. Litigation and Environmental Matters. ................................................................ 80 Section 4.6. Compliance with Laws and Agreements. ............................................................ 80 Section 4.7. Investment Company Act, Etc. ............................................................................ 80 Section 4.8. Taxes. ................................................................................................................... 81 Section 4.9. Margin Regulations.............................................................................................. 81 Section 4.10. ERISA. ................................................................................................................. 81 Section 4.11. Ownership of Property; Insurance. ...................................................................... 82 Section 4.12. Disclosure. ........................................................................................................... 83 Section 4.13. Labor Relations. ................................................................................................... 83 Section 4.14. Subsidiaries. ......................................................................................................... 83 Section 4.15. Solvency. ............................................................................................................. 83 Section 4.16. Deposit and Disbursement Accounts. .................................................................. 83 Section 4.17. Collateral Documents. ......................................................................................... 84 Section 4.18. [Reserved]. ........................................................................................................... 84 Section 4.19. Anti-Corruption Laws and Sanctions................................................................... 84 Section 4.20. Patriot Act. ........................................................................................................... 84 Section 4.21. Fiscal Year. .......................................................................................................... 84 Section 4.22. No EEA Financial Institutions ............................................................................. 84 Section 4.23. Outbound Investment Rules ................................................................................. 84 Section 5.1. Financial Statements and Other Information. ...................................................... 85 Section 5.2. Notices of Material Events. ................................................................................. 86 Section 5.3. Additional Deliverables. ...................................................................................... 87 Section 5.4. Existence; Conduct of Business. .......................................................................... 87 Section 5.5. Compliance with Laws, Etc. ................................................................................ 88 Section 5.6. Payment of Obligations. ...................................................................................... 88 Section 5.7. Books and Records. ............................................................................................. 88 Section 5.8. Visitation, Inspection, Etc. ................................................................................... 88 Section 5.9. Maintenance of Properties; Insurance. ................................................................. 88 Section 5.10. Use of Proceeds and Letters of Credit. ................................................................ 89 Section 5.11. Casualty and Condemnation. ............................................................................... 89 Section 5.12. Cash Management................................................................................................ 89 Section 5.13. Additional Subsidiaries and Collateral. ............................................................... 89 Section 5.14. Additional Real Estate; Leased Locations. .......................................................... 91 Section 5.15. Further Assurances. ............................................................................................. 91 Section 6.1. Consolidated Interest Coverage Ratio. ................................................................ 92 Section 6.2. Consolidated Leverage Ratio. .............................................................................. 92 Section 7.1. Indebtedness. ....................................................................................................... 92 Section 7.2. Liens. ................................................................................................................... 94 Section 7.3. Fundamental Changes. ......................................................................................... 96 Section 7.4. Investments, Loans, Etc. ...................................................................................... 97 Section 7.5. Restricted Payments. ............................................................................................ 98 Section 7.6. Sale of Assets. ...................................................................................................... 99 Section 7.7. Transactions with Affiliates. .............................................................................. 100 Section 7.8. Restrictive Agreements. ..................................................................................... 101 Section 7.9. [Reserved]. ......................................................................................................... 101 Section 7.10. Hedging Transactions. ....................................................................................... 101 Section 7.11. Permitted Subordinated Indebtedness. ............................................................... 101 Section 7.12. [Reserved]. ......................................................................................................... 102 Section 7.13. Accounting Changes. ......................................................................................... 102 Section 7.14. Government Regulation. .................................................................................... 102 Section 7.15. Outbound Investment Rules. .............................................................................. 102

iii Section 7.16. Transfer of Material IP Rights to Non-Loan Parties. ......................................... 102 Section 8.1. Events of Default. .............................................................................................. 102 Section 8.2. Application of Funds. ........................................................................................ 105 Section 9.1. Appointment of Administrative Agent. ............................................................. 106 Section 9.2. Nature of Duties of Administrative Agent. ........................................................ 107 Section 9.3. Lack of Reliance on the Administrative Agent. ................................................. 108 Section 9.4. Certain Rights of the Administrative Agent. ..................................................... 108 Section 9.5. Reliance by Administrative Agent. .................................................................... 108 Section 9.6. The Administrative Agent in its Individual Capacity. ....................................... 109 Section 9.7. Successor Administrative Agent. ....................................................................... 109 Section 9.8. Benefits of Article IX. ....................................................................................... 110 Section 9.9. Administrative Agent May File Proofs of Claim. .............................................. 110 Section 9.10. Titled Agents...................................................................................................... 111 Section 9.11. Authorization to Execute other Loan Documents. ............................................. 111 Section 9.12. Collateral and Guaranty Matters. ....................................................................... 111 Section 9.13. Hedging Obligations and Bank Product Obligations. ........................................ 112 Section 9.14. Withholding Tax. ............................................................................................... 112 Section 9.15. Right to Realize on Collateral and Enforce Guarantee. ..................................... 112 Section 10.1. The Guaranty. .................................................................................................... 113 Section 10.2. Obligations Unconditional. ................................................................................ 113 Section 10.3. Reinstatement..................................................................................................... 114 Section 10.4. Certain Additional Waivers. .............................................................................. 114 Section 10.5. Remedies. ........................................................................................................... 114 Section 10.6. Rights of Contribution. ...................................................................................... 115 Section 10.7. Guarantee of Payment; Continuing Guarantee. ................................................. 115 Section 10.8. Keepwell. ........................................................................................................... 115 Section 11.1. Notices. .............................................................................................................. 115 Section 11.2. Waiver; Amendments. ....................................................................................... 118 Section 11.3. Expenses; Indemnification. ................................................................................ 120 Section 11.4. Successors and Assigns. .................................................................................... 122 Section 11.5. Governing Law; Jurisdiction; Consent to Service of Process. ........................... 127 Section 11.6. WAIVER OF JURY TRIAL. ............................................................................. 128 Section 11.7. Right of Setoff. .................................................................................................. 128 Section 11.8. Counterparts; Integration. .................................................................................. 129 Section 11.9. Survival. ............................................................................................................. 129 Section 11.10. Severability. ....................................................................................................... 129 Section 11.11. Confidentiality. .................................................................................................. 129 Section 11.12. Interest Rate Limitation. .................................................................................... 130 Section 11.13. Waiver of Effect of Corporate Seal. .................................................................. 130 Section 11.14. Patriot Act. ......................................................................................................... 130 Section 11.15. No Advisory or Fiduciary Responsibility. ......................................................... 131 Section 11.16. Electronic Execution of Assignments and Certain Other Documents. .............. 131 Section 11.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. ........................................................................................................ 131 Section 11.18. Acknowledgement Regarding Any Supported QFCs. ....................................... 132 Section 11.19. Judgment Currency. ........................................................................................... 133 Section 11.20. Amendment and Restatement. ........................................................................... 133 Section 11.21. Waiver of Breakage Costs. ................................................................................ 133 Section 11.22. Reallocation. ...................................................................................................... 134

iv Schedules Schedule I - Commitment Amounts Schedule 1.01 - Ineligible Assignees Schedule 1.01(a) - Litigation Schedule 2.22 - Existing Letters of Credit Schedule 4.5 - Environmental Matters Schedule 4.11(d) - Real Estate Schedule 4.14 - Subsidiaries; Loan Parties Schedule 4.16 - Accounts Schedule 7.1 - Existing Indebtedness Schedule 7.2 - Existing Liens Schedule 7.4 - Existing Investments Exhibits Exhibit 2.3 - Form of Notice of Revolving Borrowing Exhibit 2.4 - Form of Notice of Swingline Borrowing Exhibit 2.7 - Form of Notice of Continuation/Conversion Exhibit 2.10 - Form of Note Exhibits 2.20 (1-4) - Forms of U.S. Tax Compliance Certificates Exhibit 5.1 - Form of Compliance Certificate Exhibit 5.13 - Form of Joinder Agreement Exhibit 11.4 - Form of Assignment and Acceptance The schedules and exhibits to this agreement have not been filed pursuant to Regulation S-K 601(a). The registrant agrees to provide any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

1 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made and entered into as of July 10, 2026, by and among MALIBU BOATS, LLC, a Delaware limited liability company (the “Borrower”), MALIBU BOATS HOLDINGS, LLC, a Delaware limited liability company (the “Parent”), the other Guarantors (defined herein), the Lenders (defined herein), and TRUIST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”). W I T N E S S E T H: WHEREAS, the Borrower, the Parent, the lenders from time to time party thereto and Truist Bank, as administrative agent are party to that certain Third Amended and Restated Credit Agreement dated as of July 8, 2022 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing prior to the Closing Date, the “Existing Credit Agreement”); WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows: ARTICLE I DEFINITIONS; CONSTRUCTION Section 1.1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined): “Acquisition” shall mean (a) any Investment by the Borrower or any of its Subsidiaries in any other Person pursuant to which such Person shall become a Subsidiary or shall be merged with the Borrower or any of its Subsidiaries or (b) any acquisition by the Borrower or any of its Subsidiaries of the assets of any Person (other than a Subsidiary) that constitute all or substantially all of the assets of such Person or a division or business unit of such Person. “Additional Commitment Amount” shall have the meaning given to such term in Section 2.23. “Additional Lender” shall have the meaning given to such term in Section 2.23. “Administrative Agent” shall mean Truist Bank (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Questionnaire” shall mean, with respect to each Lender, an administrative questionnaire in the form provided by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

2 “Affiliate” shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person. For the purposes of this definition, “Control” shall mean the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or (ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by control or otherwise. The terms “Controlling”, “Controlled by”, and “under common Control with” have the meanings correlative thereto. “Aggregate Revolving Commitments” shall mean the Revolving Commitments of all the Lenders at any time outstanding. As of the Closing Date, the aggregate amount of the Aggregate Revolving Commitments is $250,000,000. “Agreed Currency” shall mean Dollars or any Alternative Currency, as applicable. “Agreement” shall mean this Credit Agreement. “Agreement Currency” shall have the meaning given to such term in Section 11.19. “Alternative Currency” shall mean each of the following currencies: (i) Euros and (ii) subject to completion of all relevant KYC requirements by each Lender, PLN, together with each other currency (other than Dollars) that is approved in accordance with Section 1.11; provided that for each Alternative Currency, such requested currency is an Eligible Currency. “Alternative Currency Daily Rate” shall mean, for any day, with respect to any Loan denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.11 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.11; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice. For the avoidance of doubt, no Alternative Currency Daily Rate is available for Credit Extensions denominated in Euros or PLN, as of the Closing Date. “Alternative Currency Daily Rate Loan” shall mean a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency. “Alternative Currency Equivalent” shall mean, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Currency with Dollars at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent using any reasonable method of determination it deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error). “Alternative Currency Loan” shall mean an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

3 “Alternative Currency Sublimit” shall mean an amount equal to the lesser of the Aggregate Revolving Commitments and $30,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments. “Alternative Currency Term Rate” shall mean, for any Interest Period, with respect to any Credit Extension: (a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; (b) denominated in PLN, the rate per annum equal to the Polish Short-Term Rate (“POLSTR”), as published on the GPW Benchmark screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; or (c) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.11 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.11; provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Anti-Corruption Laws” shall mean the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions applicable to the Borrower or its Subsidiaries. “Applicable Authority” shall mean (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator and (b) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator. “Applicable Lending Office” shall mean, for each Lender and for each Type of Loan, the “Lending Office” of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained. Unless the context requires otherwise, each reference to a Lender shall include its Applicable Lending Office. “Applicable Margin” shall mean, as of any date, with respect to all interest on Term Loans outstanding on any date, interest on all Revolving Loans outstanding on any date or the letter of credit fee, as the case may be, a percentage per annum determined by reference to the applicable Consolidated Leverage Ratio in effect on such date as set forth in the table below; provided, that a change in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall be effective on the second Business Day after which the Borrower delivers each of the financial statements required by

4 Section 5.1(a) or (b), as applicable, and the Compliance Certificate required by Section 5.1(c); provided further, that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable Margin shall be at Level IV as set forth in the table below until the second Business Day after which such financial statements and Compliance Certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Margin from the Closing Date until the second Business Day after which the financial statements and Compliance Certificate for the Fiscal Quarter ending September 30, 2026 are required to be delivered shall be at Level I as set forth in the table below; provided, that, the Compliance Certificate for the Fiscal Quarter ending September 30, 2026 shall evidence the calculation of the Consolidated Leverage Ratio after giving pro forma effect to the debt incurred on the Closing Date and the determination of the Applicable Margin for such period shall be based upon such calculations. In the event that any financial statement or Compliance Certificate delivered hereunder is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin based upon the pricing grid set forth in the table below (the “Accurate Applicable Margin”) for any period that such financial statement or Compliance Certificate covered, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct financial statement or Compliance Certificate, as the case may be, for such period, (ii) the Applicable Margin shall be adjusted such that after giving effect to the corrected financial statements or Compliance Certificate, as the case may be, the Applicable Margin shall be reset to the Accurate Applicable Margin based upon the pricing grid set forth in the table below for such period and (iii) the Borrower shall promptly (and in any event within three (3) Business Days) pay to the Administrative Agent, for the account of the Lenders, the accrued additional interest owing as a result of such Accurate Applicable Margin for such period (it being understood that no Event of Default pursuant to Sections 8.01(a) or 8.01(b) shall be deemed to have occurred as a result of any such inaccuracy if such payment is so made). The provisions of this definition shall not limit the rights of the Administrative Agent and the Lenders with respect to Section 2.13(c) or Article VIII. Level Consolidated Leverage Ratio SOFR Loans, Alternative Currency Term Rate Loans, Alternative Currency Daily Rate Loans, and Letter of Credit Fee Base Rate Loans Commitment Fee I <1.25:1.00 1.25% 0.25% 0.15% II ≥ 1.25:1.00 but < 2.00:1.00 1.50% 0.50% 0.20% III ≥ 2.00:1.00 but ˂ 2.75:1.00 1.75% 0.75% 0.25% IV ≥ 2.75:1.00 2.00% 1.00% 0.30% The “Applicable Margin” for any Incremental Term Loan shall be the percentage per annum provided in the definitive documentation for such Incremental Term Loan. “Applicable Time” shall mean, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” shall mean any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of

5 credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” shall mean Truist Securities, Inc. and JPMorgan Chase Bank, N.A., each in their capacities as joint lead arrangers and joint bookrunners. “Asset Sale” shall mean the sale, transfer, license, lease or other disposition of any property by the Borrower or any Subsidiary, including any sale and leaseback transaction and any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding (a) the sale of inventory in the ordinary course of business; (b) the sale or disposition for fair market value of obsolete or worn out property or other property not necessary for operations of the Borrower and its Subsidiaries disposed of in the ordinary course of business; (c) the disposition of property (including the cancellation of Indebtedness permitted by Section 7.4) to the Borrower or any Subsidiary; provided, that if the transferor of such property is a Loan Party then the transferee thereof must be a Loan Party, except to the extent permitted by Section 7.4; (d) the disposition of accounts receivable in connection with the collection or compromise thereof; (e) licenses, sublicenses, leases or subleases granted to others in the ordinary course of business or not interfering in any material respect with the business of the Borrower or any Subsidiary; (f) the sale or disposition of cash or Permitted Investments for fair market value in the ordinary course of business, (g) the disposition of shares of Capital Stock of any Subsidiary in order to qualify members of the governing body of such Subsidiary if required by applicable Law and (h) dispositions of receivables, inventory and other property in the ordinary course of business in connection with a Foreign Customer Finance Program Transaction. “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.4(b)) and accepted by the Administrative Agent, substantially in the form of Exhibit 11.4 attached hereto or any other form approved by the Administrative Agent (with the consent of any party whose consent is required by Section 11.4(b)). “Audited Financial Statements” shall mean the audited consolidated balance sheet of PubCo and its Subsidiaries for the fiscal year ended June 30, 2025, and the related consolidated statements of income or operations and cash flows of the PubCo and its Subsidiaries for such fiscal year, including the notes thereto. “Availability Period” shall mean the period from the Closing Date to but excluding the Revolving Commitment Termination Date. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Amount” shall have the meaning given to such term in the definition of “Bank Product Provider”.

6 “Bank Product Obligations” shall mean, collectively, all obligations and other liabilities of any Loan Party to any Bank Product Provider arising with respect to any Bank Products. “Bank Product Provider” shall mean any Person that, at the time it provides any Bank Products to any Loan Party, (a) (i) is a Lender or an Affiliate of a Lender or (ii) has provided any Bank Products to any Loan Party that exist on the Closing Date, and such Person is a Lender or an Affiliate of a Lender on the Closing Date and (b) except when the Bank Product Provider is Truist Bank and its Affiliates, has provided prior written notice to the Administrative Agent which has been acknowledged by the Borrower of (x) the existence of such Bank Product, (y) the maximum dollar amount of obligations arising thereunder (the “Bank Product Amount”) and (z) the methodology to be used by such parties in determining the obligations under such Bank Product from time to time. In no event shall any Bank Product Provider acting in such capacity be deemed a Lender for purposes hereof to the extent of and as to Bank Products except that each reference to the term “Lender” in Article IX and Section 11.4 shall be deemed to include such Bank Product Provider and in no event shall the approval of any such person in its capacity as Bank Product Provider be required in connection with the release or termination of any security interest or Lien of the Administrative Agent. The Bank Product Amount may be changed from time to time upon written notice to the Administrative Agent by the applicable Bank Product Provider. The Bank Product Amount may not be increased, and no new agreements for Bank Products may be established at any time that a Default or Event of Default exists. “Bank Products” shall mean any of the following services provided to any Loan Party by any Bank Product Provider: (a) any treasury or other cash management services, including deposit accounts, automated clearing house (ACH) origination and other funds transfer, depository (including cash vault and check deposit), zero balance accounts and sweeps, return items processing, controlled disbursement accounts, positive pay, lockboxes and lockbox accounts, account reconciliation and information reporting, payables outsourcing, payroll processing, trade finance services, investment accounts and securities accounts, and (b) card services, including credit cards (including purchasing cards and commercial cards), prepaid cards, including payroll, stored value and gift cards, merchant services processing, and debit card services. “Base Rate” shall mean the highest of (a) the rate which the Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time, (b) the Federal Funds rate, as in effect from time to time, plus one-half of one percent (½%) per annum and (c) Term SOFR determined on a daily basis for an Interest Period of one (1) month, plus one percent (1.00%) per annum (any changes in such rates to be effective as of the date of any change in such rate). The Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above, or below the Administrative Agent’s prime lending rate. Notwithstanding anything to the contrary in the foregoing, if the Base Rate is less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. “Base Rate Borrowing” and “Base Rate Loan” when used in reference to any Borrowing refers to whether such Loans or the loan comprising such Borrowing bears interest at a rate determined by reference to the Base Rate. All Base Rate Borrowings and Base Rate Loans shall be denominated in Dollars. “Base Rate Term SOFR Determination Day” shall have the meaning given to such term in the definition of “Term SOFR”. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

7 “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Borrower” shall have the meaning given to such term in the introductory paragraph hereof. “Borrowing” shall mean a borrowing consisting of (a) Loans of the same Class and Type, made, converted or continued on the same date and in the case of SOFR Loans and Alternative Currency Rate Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by Law to close; provided that: (a) if such day relates to a Borrowing of, a payment or prepayment of principal or interest on, a conversion of or into, or an Interest Period for, a SOFR Loan, a determination of Term SOFR or a notice with respect to any of the foregoing, any day that is also a U.S. Government Securities Business Day; (b) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, shall mean a Business Day that is also a TARGET Day; (c) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in a currency other than Euro, shall mean any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the applicable offshore interbank market for such currency; and (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), shall mean any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Capital Expenditures” shall mean, for any period, without duplication, (i) the additions to property, plant and equipment and other capital expenditures of the Parent and its Subsidiaries that are (or would be) set forth on a consolidated statement of cash flows of the Parent and its Subsidiaries for such period prepared in accordance with GAAP, and (ii) Capital Lease Obligations incurred by the Loan Parties on a consolidated basis during such period; provided, that the following shall be excluded from the foregoing: (i) expenditures incurred in connection with Permitted Acquisitions or incurred by the Person acquired in a Permitted Acquisition prior to the closing of such Permitted Acquisition; (ii) capital expenditures in respect of the reinvestment of any proceeds in accordance with Section 2.12(a); (iii) expenditures made with cash proceeds from any issuances of Capital Stock of any Loan Party or contributions of capital made to the Borrower; or (iv) expenditures made with tenant improvement allowances provided by landlords under leases. For purposes of this definition, the purchase price of equipment that is purchased substantially simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

8 “Capital Lease Obligations” of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Capital Stock” shall mean all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934) ; provided that Capital Stock shall exclude debt securities and other Indebtedness convertible into or exchangeable for any of the foregoing at any time prior to such conversion or exchange. “Cash Collateralize” shall mean, in respect of any obligations, to provide and pledge (as a first priority perfected security interest) cash collateral for such obligations in Dollars, to the Administrative Agent pursuant to documentation in form and substance, reasonably satisfactory to the Administrative Agent (and “Cash Collateralization” and “Cash Collateral” have a corresponding meaning). “Cash Equivalents” shall mean (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof; (b) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six months from the date of acquisition thereof; (c) certificates of deposit, bankers’ acceptances and time deposits maturing within one hundred eighty (180) days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the Laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and (e) mutual funds investing solely in any one or more of the Cash Equivalents described in clauses (a) through (d) above. “CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Code. “CFC Holdco” shall mean any Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes and has no material assets other than Capital Stock of one or more Foreign Subsidiaries that are CFCs. “Change in Control” shall mean the occurrence of any of the following events: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding the Sponsors and PubCo and any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the Capital Stock of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (b) the Parent

9 shall cease to own legally and beneficially, directly or indirectly, 100% of the voting Capital Stock of the Borrower or (c) 100% of the voting Capital Stock of any Loan Party (excluding the Parent) ceases to be owned legally and beneficially, directly or indirectly, by another Loan Party, except as the result of a merger or consolidation permitted by Section 7.3(a), any disposition permitted by Section 7.6, or any Investment in a Loan Party pursuant to Section 7.4(s) hereof. “Change in Law” shall mean (a) the adoption of any applicable Law after the date of this Agreement, (b) any change in any applicable Law after the date of this Agreement, or (c) compliance by any Lender (or its Applicable Lending Office) or the Issuing Bank (or for purposes of Section 2.18(b), by the Parent Company of such Lender or the Issuing Bank, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder, and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, in each case, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swingline Loans or Term Loans and when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, a Swingline Commitment or a Term Loan Commitment. “Closing Certificate” shall have the meaning given to such term in Section 3.1(d). “Closing Date” shall mean July 10, 2026. “CME” shall mean the CME Group Benchmark Administration Limited (CBA). “Code” shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time. “Collateral” shall mean a collective reference to all real and personal property with respect to which Liens in favor of the Administrative Agent, for the benefit of itself and the holders of the Obligations, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents, and which shall include the Capital Stock of the Borrower and its Subsidiaries and all IP Rights of the Loan Parties; provided that, for the avoidance of doubt, “Excluded Collateral” as such term is defined in any Collateral Document, shall not constitute Collateral. “Collateral Access Agreement” shall mean each landlord waiver or bailee agreement granted to, and in form and substance reasonably acceptable to, the Administrative Agent. “Collateral Documents” shall mean a collective reference to the Security Agreement, the Finnish Security Agreement, any Mortgage and any other security documents executed and delivered by any Loan Party pursuant to Section 5.11. “Commitment” shall mean a Revolving Commitment, a Swingline Commitment or a Term Loan Commitment or any combination thereof (as the context shall permit or require). “Commitment Fee” shall have the meaning given to such in Section 2.14(b).

10 “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” shall mean a certificate from the principal executive officer or the principal financial officer of the Borrower in the form of, and containing the certifications set forth in, the certificate attached hereto as Exhibit 5.1. “Conforming Changes” shall mean, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR, or any proposed Successor Rate for an Agreed Currency, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods and the day basis for calculating interest for an agreed currency) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent (in consultation with the Borrower) determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Consolidated EBITDA” shall mean, for the Parent and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in determining Consolidated Net Income for such period, and without duplication, (A) Consolidated Interest Expense, (B) income and withholding tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation and amortization determined on a consolidated basis in accordance with GAAP, (D) fees and expenses paid in connection with the execution, delivery and the performance by the Loan Parties of the Loan Documents, (E) fees and expenses incurred in connection with the Existing Credit Agreement, (F) management fees and board expenses and other payments made to PubCo in accordance with Section 7.7(e), (G) expenses, charges and settlements (including, without limitation, legal fees and expenses) related to any litigation set forth on Schedule 1.01(a) hereto (it being understood that all such expenses and charges incurred prior to the Closing Date shall be permitted to be added back), (H) fees and expenses associated with (i) the issuance, incurrence, payment, amendment or refinancing of Indebtedness permitted under the Loan Documents and issuances of capital stock or refinancing transactions, (ii) any Permitted Acquisition, other Investments or the sale or other disposition of assets permitted under Section 7.6, (iii) startup costs in an aggregate amount not to exceed $4,500,000 in any Fiscal Year with respect to this clause (iii), and (iv) the Acquisition of Saxdor, (I) fees and expenses related to public offerings of PubCo in an aggregate amount not to exceed $1,500,000 in any Fiscal Year, (J) cash expenses in connection with restructurings and other management initiatives and any other non- recurring cash expenses, charges, costs, accruals, or reserves attributable to the undertaking and implementation of cost savings initiatives, operating expense reductions and other synergies and similar initiatives, integration, transition, reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, facilities opening and pre-opening, business optimization and other restructuring costs (including those related to tax restructurings), charges, accruals, reserves and expenses (including inventory optimization programs, software development costs, systems implementation and upgrade expenses, costs related to the closure or consolidation of facilities (including but not limited to severance, rent termination costs, moving costs and legal costs)) and curtailments, severance or departure costs due to the elimination of an applicable position, costs related to entry into new markets (including, consulting fees, signing costs, retention or completion bonuses, relocation expenses, severance payments,

11 and modifications to pension and post-retirement employee benefit plans, new systems design and implementation costs and new business division and project startup costs (including any legal, advisory and consulting costs, fees and expenses)), in an aggregate amount not to exceed fifteen percent (15%) of Consolidated EBITDA (calculated prior to giving effect to this addback) in any four fiscal quarter period, (K) effects of adjustments in any line item in the consolidated financial statements of the Parent and its Subsidiaries resulting from the application of purchase accounting (including any step-ups with respect to re-valuing assets and liabilities) in relation to any Investments (including Acquisitions) and any investment, acquisition, merger or consolidation or the depreciation, amortization or write-off of any amounts thereof, (L) earn-outs, milestone payments and other similar contingent or deferred payments owed to third parties, (M) the amount of cost savings and synergies projected by Borrower in good faith to be realized as a result of any Permitted Acquisition, other Investment or a sale or other disposition of assets permitted under Section 7.6, or any operational initiative, including the ones set out in clause (J), in each case within the six consecutive fiscal quarters following the consummation of such acquisition, Investment, sale, disposition or initiative, calculated as though such cost savings and synergies had been realized on the first day of such period and net of the amount of actual benefits received during such period from such event in an amount not to exceed fifteen percent (15%) of Consolidated EBITDA (calculated prior to giving effect to this addback) in any four fiscal quarter period, and (N) other non-cash charges (including non-cash equity compensation charges), it being understood that the Consolidated EBITDA (adjusted as provided herein) of a Person that is acquired in a Permitted Acquisition shall be calculated on a Pro Forma Basis. “Consolidated Interest Coverage Ratio” shall mean, for the Parent and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case, measured as of the last day of the most recently ended four consecutive Fiscal Quarters for which financial statements are required to have been delivered under this Agreement. “Consolidated Interest Expense” shall mean, for the Parent and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (a) total interest expense, including without limitation the interest component of any payments in respect of Capital Lease Obligations capitalized or expensed during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) with respect to Hedging Transactions during such period (whether or not actually paid or received during such period). “Consolidated Leverage Ratio” shall mean, for the Parent and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Total Debt as of such date minus unrestricted cash and Permitted Investments of the Parent and its Subsidiaries in an aggregate amount up to $75,000,000 to (b) Consolidated EBITDA, in each case measured as of the last day of the most recently ended four consecutive Fiscal Quarters for which financial statements are required to have been delivered under this Agreement. “Consolidated Net Income” shall mean, for the Parent and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the net income (or loss) of the Parent and its Subsidiaries for such period but excluding therefrom (to the extent otherwise included therein) (a) any extraordinary gains or losses, (b) any gains attributable to write-ups of assets or losses attributable to write-downs of assets (other than the sale of inventory in the ordinary course of business), (c) any equity interest of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary and (d) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower, the Parent or any Subsidiary on the date that such Person’s assets are acquired by the Borrower, the Parent or any Subsidiary. “Consolidated Total Debt” shall mean, as of any date, all Indebtedness of the Parent and its Subsidiaries measured on a consolidated basis as of such date, but excluding (i) Indebtedness of the type

12 described in subsection (vi) of the definition thereof, except to the extent of any unreimbursed drawings thereunder, and (ii) Indebtedness of the type described in subsections (vii), (xi) and (x) of the definition thereof. “Contractual Obligation” of any Person shall mean any contractual provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property in which it has an interest is bound. “Daily Simple SOFR” shall mean, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default. “Default Interest” shall have the meaning given to such term in Section 2.13(c). “Defaulting Lender” shall mean, at any time, any Lender as to which the Administrative Agent has notified the Borrower that (a) such Lender has failed for three (3) or more Business Days to comply with its obligations under this Agreement to make a Loan and/or to make a payment to the Issuing Bank in respect of a Letter of Credit or to the Swingline Lender in respect of a Swingline Loan (each a “funding obligation”) (unless, in the case of this clause (a), such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied), (b) such Lender has notified the Administrative Agent or the Borrower, or has stated publicly, that it will not comply with any such funding obligation hereunder, or has defaulted on, its obligation to fund generally under any other loan agreement, credit agreement or other financing agreement, (c) such Lender has, for three (3) or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder (unless, in the case of this clause (c), such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied), (d) a Lender Insolvency Event has occurred and is continuing with respect to such Lender, or (e) such Lender or its Parent Company has become the subject of a Bail-In Action. The Administrative Agent will promptly send to all parties hereto a copy of any notice to the Borrower provided for in this definition. “Depository Account” shall have the meaning given to such term in Section 5.12. “Designated Lender” shall have the meaning given to such term in Section 2.27. “Dollar(s)” and the sign “$” shall mean lawful money of the United States of America. “Dollar Equivalent” shall mean, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency,

13 the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent pursuant to clauses (b) or (c) above shall be conclusive absent manifest error. “Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of any political subdivision of the United States. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Currency” shall mean any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Administrative Agent (in the case of any Loans to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency, (c) providing such currency is impracticable for the Lenders or (d) such currency is no longer a currency in which the affected Lenders are willing to make Loans (each of clauses (a), (b), (c), and (d) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the applicable Lenders and the Borrower, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein. “Environmental Laws” shall mean all applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters concerning exposure to Hazardous Materials.

14 “Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Loan Party directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that for purposes of Title I or Title IV of ERISA or Section 412 of the Code would be deemed at any relevant time to be a “single employer” or otherwise aggregated with the Borrower or any of the Loan Parties under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA. “ERISA Event” shall mean (i) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event as to which the PBGC has waived under subsection 22, 23, 25, 27 or 28 of PBGC Regulation Section 4043 the requirement of Section 4043(a) of ERISA that it be notified of such event); (ii) any failure to make a required contribution to any Plan that would result in the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Section 303 or 4068 of ERISA, or the arising of such a lien or encumbrance, there being or arising any “unpaid minimum required contribution” or “accumulated funding deficiency” (as defined or otherwise set forth in Section 4971 of the Code or Part 3 of Subtitle B of Title 1 of ERISA), whether or not waived, or any filing of any request for or receipt of a minimum funding waiver under Section 412 of the Code or Section 302 of ERISA with respect to any Plan or Multiemployer Plan, or any determination that any Plan is in at-risk status under Title IV of ERISA; (iii) any incurrence by the Borrower, any of the Loan Parties or any of their respective ERISA Affiliates of any liability under Title IV of ERISA with respect to any Plan or Multiemployer Plan (other than for premiums due and not delinquent under Section 4007 of ERISA); (iv) any institution of proceedings, or the occurrence of an event or condition which would reasonably be expected to constitute grounds for the institution of proceedings by the PBGC, under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) any incurrence by the Borrower, any of the Loan Parties or any of their respective ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, or the receipt by the Borrower, any of the Loan Parties or any of their respective ERISA Affiliates of any notice that a Multiemployer Plan is in endangered or critical status under Section 305 of ERISA; (vi) any receipt by the Borrower, any of the Loan Parties or any of their respective ERISA Affiliates of any notice, or any receipt by any Multiemployer Plan from the Borrower, any of the Loan Parties or any of their respective ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is insolvent or in reorganization, within the meaning of Title IV of ERISA; (vii) engaging in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to a Plan; or (viii) any filing of a notice of intent to terminate any Plan if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, any filing under Section 4041(c) of ERISA of a notice of intent to terminate any Plan, or the termination of any Plan under Section 4041(c) of ERISA. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” and “€” shall mean the single currency of the Participating Member States.

15 “Event of Default” shall have the meaning given to such term in Article VIII. “Excluded Account” shall mean (i) any zero-balance account that sweeps into another Excluded Account, (ii) any payroll account, (iii) any withholding or other fiduciary account, (iv) any account that only includes deposits that are pledged as permitted under Sections 7.2(f), (h) or (u) hereof, (v) any other account or accounts that collectively do not have more than $150,000 on deposit therein, (vi) any deposit and/or securities account maintained in a jurisdiction outside of the United States or owned by a Foreign Subsidiary of the Borrower, and (vii) any other accounts that the Administrative Agent, with the consent of the Required Lenders, agrees to be designated as an Excluded Account. “Excluded Subsidiary” shall mean: (a) Cobalt Sportswear, LLC, a Kansas limited liability company, so long as such Subsidiary shall not (i) conduct any business other than the sale of sportswear or other related products or (ii) have more than $250,000 of Consolidated EBITDA allocable to its operations, (b) Malibu Boats Pty Limited, an Australian proprietary limited company, (c) Saxdor Shipyard Sp. Z.o.o., a Polish company, (d) any Immaterial Subsidiary, (e) subject to Section 9.12(c), any Subsidiary not wholly owned directly by the Borrower or one or more of its wholly owned Subsidiaries, but only if, and to the extent that, and for so long as the guaranteeing or granting of a Lien on its assets to secure the Obligations would violate applicable law or regulation or a binding shareholder agreement or other contractual obligation in effect on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition thereof but not entered into in contemplation thereof and not created in contemplation of such guarantee) (in each case, after giving effect to Section 9-406(d), 9-407(a) or 9-408 of the Uniform Commercial Code, if and to the extent applicable, and other applicable law), (f) any Subsidiary that (i) is prohibited by any applicable Requirement of Law from guaranteeing or granting of a Lien on its assets to secure the Obligations, but only if, and to the extent that, and for so long as, such prohibition remains in effect and applicable to such Subsidiary or (ii) which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee or grant any Lien unless, such consent, approval, license or authorization has been received, but only if, and to the extent that, and for so long as such consent, approval, license or authorization has not been received and continues to be required, (g) any Subsidiary that is prohibited from guaranteeing or granting a Lien on its assets to secure the Obligations by any Contractual Obligation in existence on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition thereof but not entered into in contemplation thereof and not created in contemplation of such guarantee), provided, that this clause (g) shall not be applicable if (1) the other party to such Contractual Obligation is a Loan Party, a wholly owned Subsidiary of the Borrower or (2) consent has been obtained to provide such guarantee or such prohibition is otherwise no longer in effect, (h) any Subsidiary with respect to which a guarantee by it of, or a granting of a Lien on its assets to secure, the Obligations would reasonably be expected to result in material adverse tax consequences (including as a result of Section 956 of the Code or any related provision) to the

16 Borrower and its Subsidiaries, taken as a whole, as agreed by the Borrower and the Administrative Agent, or (i) any Subsidiary that the Borrower and the Administrative Agent determine in their reasonable discretion that the cost, burden or consequences of obtaining a guarantee by it, or a granting of a lien on its assets to secure, the Obligations would be excessive in relation to the practical benefit afforded thereby. Notwithstanding anything to the contrary set forth in this definition, neither the Parent nor the Borrower shall constitute an Excluded Subsidiary at any time. “Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor, or the grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation; provided that, for the avoidance of doubt, in determining whether any Guarantor is an “eligible contract participant” under the Commodity Exchange Act, the keepwell agreement set forth in Section 10.8 shall be taken into account. If a Swap Obligation arises under a Master Agreement governing more than one Hedging Transaction, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Hedging Transactions for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office in the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.25) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(e)and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” shall have the meaning given to such term in the recitals to this Agreement. “Existing Letters of Credit” means those certain Existing Letters of Credit set forth on Schedule 2.22. hereto. “Existing Master Lease” shall mean that certain Master Lease Agreement, dated March 31, 2008, by and between Spirit Master Funding IV, LLC and the Borrower, as amended from time to time. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to

17 comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreement between the United States and one or more other governmental authorities that is entered into in order to facilitate compliance with the foregoing. “Federal Reserve Bank of New York’s Website” shall mean the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Federal Funds Rate” shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or, if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent. For purposes of this Agreement the Federal Funds Rate shall not be less than the Floor. “Fee Letter” shall mean that certain letter agreement, dated as of June 1, 2026, executed by Administrative Agent and Truist Securities, Inc. and accepted and agreed to by the Borrower. “Finnish Security Agreement” means that certain security agreement dated as of the Closing Date and executed by Saxdor and Saxdor Holdings in favor of the Administrative Agent, for the benefit of the Lenders. “Fiscal Quarter” shall mean any fiscal quarter of the Borrower. “Fiscal Year” shall mean any fiscal year of the Borrower. “Floor” shall mean a rate of interest equal to 0.00%. “Floor Plan Liabilities” shall mean liabilities of the Borrower and its Subsidiaries arising under floor plan repurchase arrangements entered into in the ordinary course of business. “Foreign Customer Finance Program Obligations” shall mean inventory repurchase and customer finance program recourse and other obligations, including any obligation of any Loan Party or any Subsidiary to repurchase products of the Loan Parties and such Subsidiaries or to purchase receivables created in connection with the sale of products or related services of any Loan Party and its Subsidiaries to dealers and other customers located outside the United States under any customer finance program, in each case incurred in the ordinary course of business, it being understood that the transactions contemplated by any Foreign Master Financing Agreement shall constitute Foreign Customer Finance Program Obligations. “Foreign Customer Finance Program Transaction” shall mean the customer finance program contemplated by any Foreign Master Financing Agreement. “Foreign Lender” shall mean (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Master Financing Agreement” shall mean an agreement or agreements entered into from time to time by Borrower and/or one or more of its Subsidiaries for the purpose of financing

18 inventory sold to its foreign dealers, including, without limitation, the Master Financing Umbrella Agreement (Pan-European) contemplated to be entered into by and between Borrower and Wells Fargo Bank International Unlimited Company or one or more of its Affiliates and any of their respective successors or assigns, factoring agreements by and between Cobalt Boats, LLC and Wells Fargo Bank, National Association or one or more of its Affiliates and any of their respective successors or assigns, and all financing schedules, credit requests, deeds and other letters, agreements or documents entered into in connection therewith, as amended, restated, modified or supplemented from time to time or any successor agreement. “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary. “GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3. “Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business or Floor Plan Liabilities or Foreign Customer Finance Program Obligations. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantors” shall mean, collectively, (a) the Parent, (b) each Subsidiary identified as a “Guarantor” on the signature pages hereto, (c) each Person that joins as a Guarantor pursuant to Section 5.13 or otherwise, (d) with respect to (i) any Hedging Obligations between any Loan Party (other than the Borrower) and any Lender-Related Hedge Provider that are permitted to be incurred pursuant to Section 7.10 and any Bank Products Obligations owing by any Loan Party (other than the Borrower), the Borrower and (ii) the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Swap Obligations, the Borrower, and (e) the successors and permitted assigns of the foregoing; provided, however, that no Excluded Subsidiary shall be a Guarantor. “Guaranty” shall mean the Guaranty made by the Guarantors in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to Article X.

19 “Hazardous Materials” shall mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedging Obligations” of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (a) any and all Hedging Transactions, (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions and (c) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions. “Hedging Transaction” of any Person shall mean (a) any transaction (including an agreement with respect to any such transaction) now existing or hereafter entered into by such Person that is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot transaction, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Immaterial Subsidiary” shall mean any Subsidiary of the Parent that is not a Material Subsidiary. “Incremental Amount” shall mean the sum of (i) $100,000,000 plus (ii) such additional amounts so long as immediately after giving effect to the establishment of commitments in respect thereof pursuant to Section 2.23 (and assuming the Revolving Commitments (including any increase to the Revolving Commitments contemplated at such time) are fully drawn) and the use of the proceeds of the loans thereunder, the Consolidated Leverage Ratio as of the most recent date for which financial statements have been delivered as required by Section 5.1(a) or (b), as applicable, does not exceed 2.50:1.00 (it being understood and agreed that, unless notified by the Borrower, (A) the Borrower shall be deemed to have utilized amounts of the type described in clause (ii) above prior to the utilization of amounts under clause (i) above and (B) Loans may be incurred in respect of any or all of the clauses (i) and (ii) above, and the proceeds from any such incurrence in respect of clauses (i) and (ii) above, may be utilized in a single transaction by, first, calculating the incurrence in respect of clause (ii) above (without giving effect to any incurrence in respect of clause (i)), and second, calculating the incurrence in respect of clause (i) above (the foregoing amount, the “Available Incremental Amount”)). Notwithstanding anything in this Agreement to the contrary, any Incremental Term Loans the proceeds of which are used to repay or otherwise redeem, repurchase or retire any Term Loans or Revolving Loans (and, in the case of Revolving Loans, permanently reduce the Revolving Commitment by the amount thereof) shall not utilize any portion of the Available Incremental Amount and shall not reduce the Incremental Amount. “Incremental Term Loan” shall have the meaning given to such term in Section 2.23. “Incremental Term Loan Commitment” shall mean, with respect to Persons identified as an “Incremental Term Loan Lender” in the applicable supplement or joinder in form and substance reasonably satisfactory to the Administrative Agent, together with their respective successors and assigns,

20 the commitment of such Person to make the Incremental Term Loan hereunder pursuant to such supplement or joinder; provided that, at any time after the funding of the Incremental Term Loan, determination of “Required Lenders” shall include the outstanding principal amount of the Incremental Term Loan. “Indebtedness” of any Person shall mean, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than (x) trade payables incurred in the ordinary course of such Person’s business; provided that, for purposes of Section 8.1(g), trade payables overdue by more than one hundred twenty (120) days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures, (y) any earn-outs, purchase price adjustments for working capital and similar adjustments in respect of any Acquisitions permitted under this Agreement and (z) obligations in respect of deferred compensation), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) the amount of Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person at another’s option or upon the occurrence of a condition not solely within the control of such Person, in each case, on or prior to one year after the Maturity Date (other than payments permitted pursuant to Section 7.5), (x) all Off-Balance Sheet Liabilities and (xi) all Hedging Obligations. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor. The term “Indebtedness” shall not include Floor Plan Liabilities or Foreign Customer Finance Program Obligations. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Ineligible Assignee” shall mean (a) any competitor of the Borrower identified on Schedule 1.01, (b) any Person that, together with its Affiliates, directly or indirectly owns more than 5% of any competitor of the Borrower and is identified on Schedule 1.01 and (c) any Affiliates or Subsidiary thereof (to the extent clearly identifiable as such on the basis that such Affiliate’s or Subsidiary’s names include the name of the specified Ineligible Assignee); provided, however, that notwithstanding clauses (a) through (c) above, no bona fide debt fund (including any Person that is an Affiliate of such debt fund) shall be an “Ineligible Assignee.” Schedule 1.01 may be updated by the Borrower from time to time pursuant to written notice to the Administrative Agent, provided, that no Default or Event of Default has occurred and is continuing at the time of such update; provided that any Person that is a Lender and subsequently becomes an Ineligible Assignee (but was not an Ineligible Assignee at the time it became a Lender) shall be deemed to not be an Ineligible Assignee hereunder with respect to any Loans or Commitments held by such Lender at the time such Lender became an Ineligible Assignee. “Interest Period” shall mean with respect to any SOFR Borrowing or Alternative Currency Term Rate Borrowing, a period of one, three or six months (in each case, subject to availability for the interest rate applicable to the relevant currency); provided, that: (a) the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type), and each

21 Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires; (b) if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period would end on the next preceding Business Day; (c) any Interest Period which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; (d) no Interest Period for any Revolving Loan may extend beyond the date specified in clause (i) of the definition of Revolving Commitment Termination Date. “Interim Financial Statements” shall mean the unaudited consolidated financial statements of the Parent and its Subsidiaries for the fiscal quarter ending March 31, 2026, including balance sheets and statements of income or operations and cash flows. “Investments” shall have the meaning given to such term in Section 7.4. “IP Rights” shall mean all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses that the Borrower or any of the Loan Parties owns, or possesses the legal right to use. “IRS” shall mean the United States Internal Revenue Service. “ISP” shall have the meaning assigned to such term in Section 2.22(j). “Issuing Bank” shall mean Truist Bank in its capacity as the issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit. The Issuing Bank may, with the consent of the Borrower (not to be unreasonably withheld, conditioned or delayed), arrange for one or more Letters of Credit to be issued by branches or Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate. “Joinder Agreement” shall mean a joinder agreement substantially in the form of Exhibit 5.10 executed and delivered by a Subsidiary in accordance with the provisions of Section 5.13 or any other documents as the Administrative Agent shall reasonably deem appropriate for such purpose. “Judgment Currency” shall have the meaning given to such term in Section 11.19. “Laws” or “Law” shall mean, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “LC Commitment” shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $10,000,000.

22 “LC Disbursement” shall mean a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Documents” shall mean, as to any Letter of Credit, each Letter of Credit Application and any other document, agreement and instrument entered into by the Borrower or a Subsidiary with or in favor of the Issuing Bank and relating to such Letter of Credit. “LC Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, determined without regard to whether any conditions to drawing could be met at that time, plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Pro Rata Share of the total LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “Lender Insolvency Event” shall mean that (a) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (b) a Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, custodian or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment, or (c) a Lender or its Parent Company has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent; provided that, for the avoidance of doubt, a Lender Insolvency Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interest in or control of a Lender or a Parent Company thereof by a Governmental Authority or an instrumentality thereof. “Lender-Related Hedge Provider” shall mean any Person that, (a)(i) at the time it enters into a Hedging Transaction with any Loan Party, is a Lender or an Affiliate of a Lender or (ii) has entered into a Hedging Transaction with any Loan Party that exists on the Closing Date, and such Person is a Lender or an Affiliate of a Lender on the Closing Date and (b) except when the Lender-Related Hedge Provider is Truist Bank (successor by merger to SunTrust Bank) and its Affiliates, has provided prior written notice to the Administrative Agent which has been acknowledged by the Borrower of (x) the existence of such Hedging Transaction, and (y) the methodology to be used by such parties in determining the obligations under such Hedging Transaction from time to time. In no event shall any Lender-Related Hedge Provider acting in such capacity be deemed a Lender for purposes hereof to the extent of and as to Hedging Obligations except that each reference to the term “Lender” in Article IX and Section 11.4 shall be deemed to include such Lender-Related Hedge Provider. In no event shall the approval of any such Person in its capacity as Lender-Related Hedge Provider be required in connection with the release or termination of any security interest or Lien of the Administrative Agent. No new Hedging Transactions may be established at any time that a Default or Event of Default exists. “Lenders” shall mean each of the Persons identified as a “Lender” on the signature pages hereto and each Additional Lender that joins this Agreement pursuant to Section 2.23 and their successors and assigns and shall include, where appropriate, the Swingline Lender but shall not include the Administrative Agent or the Issuing Bank in their respective capacities as the Administrative Agent or as

23 the Issuing Bank. The term “Lenders” shall include any Designated Lender who has funded any Credit Extension. “Letter of Credit” shall mean any stand-by letter of credit issued pursuant to Section 2.22 by the Issuing Bank for the account of the Borrower or any Subsidiary pursuant to the LC Commitment. Letters of Credit shall be available by sight payment and not by deferred payment, acceptance or negotiation. For the avoidance of doubt, the term Letter of Credit shall not include any letter of credit, demand guarantee or other undertaking issued by any Person (including any branch or Affiliate of the Issuing Bank) that is supported by a Letter of Credit issued by the Issuing Bank hereunder pursuant to a back-stop or counter- standby structure. Letters of Credit may be issued only in Dollars. “Letter of Credit Fee” shall have the meaning given to such term in Section 2.14(c). “Lien” shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of any of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing). “Limited Condition Transaction” shall mean any acquisition or other Investment permitted hereunder by the Borrower or one or more of its Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Liquidity” shall mean, at any time, the sum of (i) cash and Cash Equivalents of the Parent and its Subsidiaries at such time plus (ii) the difference of (x) the Aggregate Revolving Commitments minus (y) the aggregate Revolving Credit Exposures of all Lenders at such time. “Loan Documents” shall mean, collectively, this Agreement, the Collateral Documents, the LC Documents, the Fee Letter, all Notices of Borrowing, all Notices of Conversion/Continuation, all Compliance Certificates, all UCC Financing Statements, all stock powers and similar instruments of transfer, any promissory notes issued hereunder and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing which the Borrower and the Administrative Agent designate in a writing signed or acknowledged by the Administrative Agent and the Borrower as a “Loan Document”, except that the term “Loan Documents” shall not include any Letters of Credit issued pursuant to this Agreement. “Loan Parties” shall mean, collectively, the Borrower and each Guarantor. “Loans” shall mean all Revolving Loans, Swingline Loans and Term Loans in the aggregate or any of them, as the context shall require. “Management Investors” shall mean each of the individuals affiliated or employed with the Borrower, together with their heirs and executors, in each case. “Master Agreement” shall have the meaning given to such term in the definition of “Hedging Transaction.” “Material Acquisition” shall mean any acquisition of property or series of related acquisitions of property that (1) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the equity interests of a Person and (2) involves the payment of consideration by the Parent and its Subsidiaries in excess of $10,000,000.

24 “Material Adverse Effect” shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, resulting in a material adverse change in, or a material adverse effect on, (a) the business, results of operations, financial condition, assets or liabilities of the Borrower and the Loan Parties taken as a whole, (b) the ability of the Loan Parties to perform any of their respective obligations under the Loan Documents, (c) the rights and remedies of the Administrative Agent, the Issuing Bank, Swingline Lender, and the Lenders under any of the Loan Documents or (d) the legality, validity or enforceability of any of the Loan Documents. “Material Disposition” shall mean any Recovery Event or Asset Sale (or series of related dispositions of property) that yields gross proceeds to the Parent or any of its Subsidiaries in excess of $10,000,000. “Material Indebtedness” shall mean any Indebtedness (other than the Loans and Letters of Credit) and Hedging Obligations of the Borrower or any of its Subsidiaries, individually or in an aggregate committed or outstanding principal amount exceeding $20,000,000. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations, the “principal amount” of any Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligations. “Material Intellectual Property” shall mean any IP Right that is material the business of the Parent and its Subsidiaries, taken as a whole. “Material Subsidiary” shall mean (a) each wholly-owned Subsidiary that, as of the last day of the fiscal quarter most recently ended for which the Parent has delivered financial statements pursuant to Sections 5.1(a) or 5.1(b) of, had total assets for such quarter in excess of five percent (5.0%) of the consolidated total assets of Parent and its Subsidiaries for such fiscal quarter or that is designated by the Borrower as a Material Subsidiary and (b) any group comprising wholly-owned Subsidiaries that each would not have been a Material Subsidiary under clause (a) but that, taken together, as of the last day of the fiscal quarter most recently ended for which financial statements are available, had total assets for such quarter in excess of ten percent (10.0%) of the consolidated total assets, as applicable, of Parent and its Subsidiaries for such fiscal quarter. “Maturity Date” shall mean July 10, 2031; provided that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day. “Moody’s” shall mean Moody’s Investors Service, Inc. “Mortgaged Property” shall mean any real property of a Loan Party subject to a Mortgage pursuant to the terms hereof. “Mortgages” shall mean the mortgages, deeds of trust or deeds to secure debt that purport to grant to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in the fee interests and/or leasehold interests of any Loan Party in any real property. “Multiemployer Plan” shall mean any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, which is contributed to by (or to which there is or may be an obligation to contribute of) the Borrower, any of the Loan Parties or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which the Borrower, any of the Loan Parties or an ERISA Affiliate contributed to or had an obligation to contribute to such plan.

25 “Net Mark-to-Market Exposure” of any Person shall mean, as of any date of determination with respect to any Hedging Obligation, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Hedging Obligation. “Unrealized losses” shall mean the fair market value of the cost to such Person of replacing the Hedging Transaction giving rise to such Hedging Obligation as of the date of determination (assuming the Hedging Transaction were to be terminated as of that date), and “unrealized profits” shall mean the fair market value of the gain to such Person of replacing such Hedging Transaction as of the date of determination (assuming such Hedging Transaction were to be terminated as of that date). “Non-Defaulting Lender” shall mean, at any time, a Lender that is not a Defaulting Lender. “Non-U.S. Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by the Borrower or one or more of the Loan Parties primarily for the benefit of employees of the Borrower or such of the Loan Parties residing outside the United States, which plan, fund or other similar program provides, or results in, defined-benefit retirement benefits, or defined-benefit payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code. “Note” shall have the meaning given to such term in Section 2.10(b). “Notices of Borrowing” shall mean, collectively, the Notices of Revolving Borrowing and the Notices of Swingline Borrowing. “Notice of Conversion/Continuation” shall mean the notice given by the Borrower to the Administrative Agent in respect of the conversion or continuation of an outstanding Borrowing as provided in Section 2.7(b). “Notice of Revolving Borrowing” shall have the meaning given to such term in Section 2.3. “Notice of Swingline Borrowing” shall have the meaning given to such term in Section 2.4. “Notices of Borrowing” shall mean, collectively, the Notices of Revolving Borrowing and the Notices of Swingline Borrowing. “Obligations” shall mean, collectively, (a) all amounts owing by the Loan Parties to the Administrative Agent, the Issuing Bank, any Lender (including the Swingline Lender) or the Arrangers pursuant to or in connection with this Agreement or any other Loan Document or otherwise with respect to any Loan or Letter of Credit including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post- petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent, the Issuing Bank and any Lender (including the Swingline Lender) incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, (b) all Hedging Obligations owed by any Loan Party to any Lender-Related Hedge Provider permitted by Section 7.10, and (c) all Bank Product Obligations, together with all renewals, extensions, modifications or refinancings of any of the foregoing; provided, that “Obligations” of a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor. “OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control.

26 “Off-Balance Sheet Liabilities” of any Person shall mean (i) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, excluding the Existing Master Lease and any sale and leaseback transactions permitted hereunder, (ii) any Synthetic Lease Obligation or (iii) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person; provided that the term “Off-Balance Sheet Liabilities” shall not include Floor Plan Liabilities, Foreign Customer Finance Program Obligations or any obligations expressly excluded under clause (ii) above. “Organizational Documents” shall mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “OSHA” shall mean the Occupational Safety and Health Act of 1970, as amended from time to time, and any successor statute. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.25). “Outbound Investment Rules” shall mean the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Outstanding Amount” shall mean, with respect to any Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of thereof occurring on such date. “Parent” shall have the meaning given to such term in the introductory paragraph hereof. “Parent Company” shall mean, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

27 “Parent Operating Agreement” shall mean the First Amended and Restated Limited Liability Company Agreement of the Parent dated as of February 5, 2014, as amended as of the date hereof. “Participant” shall have the meaning given to such term in Section 11.4(d). “Participant Register” shall have the meaning given to such term in Section 11.4(e). “Participating Member State” shall mean any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Patriot Act” shall mean the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Office” shall mean, with respect to Dollars, the office of the Administrative Agent located at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, or, with respect to Dollars or any other currency, such other location as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders. “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions. “Periodic Term SOFR Determination Day” shall have the meaning given to such term in the definition of “Term SOFR”. “Permitted Acquisition” shall mean an Investment consisting of an Acquisition by the Borrower or any Subsidiary, provided that (a) no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition, (b) the property acquired (or the property of the Person acquired) in such Acquisition is used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or a business reasonably related, supplemental or ancillary thereto), (c) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (d) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that after giving effect to such Acquisition on a Pro Forma Basis, (x) the Loan Parties would be in compliance with the financial covenants set forth in Article VI recomputed as of the end of the period of the four Fiscal Quarters most recently ended for which the Borrower has delivered financial statements under this Agreement; provided that, for purposes of calculating the Consolidated Leverage Ratio for purposes of this clause (x), Consolidated Total Debt of the Borrower shall be deemed to include the aggregate amount of any earn-out obligations, as reasonably estimated by the Borrower in good faith, scheduled to be incurred pursuant to such Permitted Acquisition, and (y) the Consolidated Leverage Ratio as of the most recent date for which financial statements have been delivered as required by Section 5.1(a) or (b), as applicable, of the Loan Parties is at least 0.25 less than the maximum Consolidated Leverage Ratio permitted to be maintained under Section 6.2 at such time, (e) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto), except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (f) immediately after giving effect to such Acquisition, the Borrower shall have at least $5,000,000 of Liquidity; provided, further, that the requirements herein shall be subject to Section 1.7 hereof in the case of a Limited Condition Transaction. “Permitted Encumbrances” shall have the meaning given to such term in Section 7.2.

28 “Permitted Investments” shall mean: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency or instrumentality thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof; (b) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six (6) months from the date of acquisition thereof; (c) certificates of deposit, bankers’ acceptances and time deposits maturing within one year of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (a) through (d) above; and (f) other marketable debt instruments approved by the Administrative Agent in its reasonable discretion. “Permitted Subordinated Debt” shall mean Subordinated Debt which contains terms and conditions reasonably acceptable to the Administrative Agent (including as to subordination to the Obligations) and does not exceed in the aggregate for all Loan Parties an amount equal to $3,000,000; provided that the Loan Parties shall be permitted to incur additional Subordinated Debt in an aggregate amount not to exceed $2,000,000 solely in connection with the consummation of Permitted Acquisitions. “Permitted Tax Distributions” shall mean (a) tax distributions by a Loan Party (so long as such Loan Party is treated as a pass through or disregarded entity) to its members (“Tax Distributions”) paid quarterly in arrears based on such Loan Party’s good faith estimate of a member’s cumulative, allocated taxable income for a taxable year and the Presumed Tax Rate. Such Tax Distributions from any Loan Party for any taxable year shall not exceed the product of (1) the sum of all Loan Parties gross income or gain for such taxable year less all items of deduction, loss and the loss equivalent of tax credits for such taxable year, an amount that shall be equal to the Parent’s aggregate “taxable income” (within the meaning of Section 63 of the Code) and (2) the Presumed Tax Rate for such taxable year; provided that (x) for each taxable year subsequent to the Closing Date the Loan Parties shall make a final accounting for Tax Distributions for each taxable year after actual taxable income allocable from the Loan Parties for such taxable year has been determined, and (i) any shortfall in the amount of Tax Distributions the members received for such taxable year based on such final determination may be distributed to such members, and (ii) any excess in the amount of Tax Distributions made for such taxable year shall be applied to reduce the amount of Tax Distributions to be made for the subsequent taxable year (and, to the extent not covered thereby, for taxable years thereafter) to the full extent thereof and (y) the calculations shall take into account, for the avoidance of doubt, the effect of any tax basis adjustment under Sections 734 or 743 of the Code and any other tax benefit accruing to PubCo as a result of payments made pursuant to the Tax Receivables Agreement for such taxable year, (b) additional distributions by Borrower to Parent and by Parent to PubCo sufficient for PubCo to satisfy its obligation to make tax

29 benefit payments pursuant to the Tax Receivables Agreement and (c) any tax distributions or tax benefit payments permitted to be made by the Parent to its respective shareholders pursuant to the Parent Operating Agreement. “Person” shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority. “Plan” shall mean any “employee benefit plan” as defined in Section 3 of ERISA (other than a Multiemployer Plan) maintained or contributed to by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate has or may have an obligation to contribute, and each such plan that is subject to Title IV of ERISA for the five-year period immediately following the latest date on which the Borrower or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to (or is deemed under Section 4069 of ERISA to have maintained or contributed to or to have had an obligation to contribute to, or otherwise to have liability with respect to) such plan. “Plan of Reorganization” shall have the meaning given to such term in Section 11.4(b)(vii)(C). “Platform” shall have the meaning given to such term in Section 11.1(b)(iii). “PLN” shall mean the lawful currency of the Republic of Poland. “Presumed Tax Rate” for any taxable year shall mean the highest effective marginal combined U.S. federal, state and local income, earnings (or similar tax) and self-employment tax rate prescribed during such taxable year for an individual or corporation residing in California or in the city of New York (after giving effect to the deductibility of state and local income taxes for federal tax purposes and taking into account the character (e.g., long-term or short-term capital gain or ordinary or tax-exempt) of the applicable income). “Pro Forma Basis” shall mean, for purposes of calculating compliance with respect to any test or covenant hereunder, compliance with any test or covenant shall be determined after giving effect to (i) any Material Acquisition, (ii) any incurrence or repayment of Indebtedness, (iii) any prepayments made pursuant to Section 2.12 hereof and (iv) any Material Disposition (including (a) pro forma adjustments arising out of events which are directly attributable to any proposed Material Acquisition, any incurrence or repayment of Indebtedness or any Material Disposition, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the staff of the SEC, (b) pro forma adjustments determined in good faith by the Borrower arising out of operating and other expense reductions attributable to such transaction being given pro forma effect that (y) have been realized or (z) will be implemented following such transaction and are supportable and quantifiable and are expected to be realized within eighteen (18) months following the date of such event and, in each case, including, but not limited to, (1) reduction in personnel expenses, (2) reduction of costs related to administrative functions, (3) reduction of costs related to leased or owned properties and (4) reductions from the consolidation of operations and streamlining of corporate overhead, and (c) such other adjustments as determined in good faith by the Borrower; provided that (A) the aggregate adjustment under clauses (a), (b) and (c) shall not exceed 10% of Consolidated EBITDA during any applicable calculation period, and using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired and the consolidated financial statements of the Parent and its Subsidiaries and assuming that (i) all acquisitions that have been consummated during the period, and any Asset Sale and any Indebtedness or other liabilities repaid in connection therewith had been consummated and incurred or repaid as of the first day of the period of four Fiscal Quarters most recently ended for which the Borrower has delivered financial statements under this Agreement, (ii) any Indebtedness incurred or assumed in connection with such transaction that is not retired in connection with such transaction (x)

30 shall be deemed to have been incurred as of the first day of the applicable period and (y) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (iii) income statement items (whether positive or negative) and Capital Expenditures attributable to the Person or property acquired shall be included beginning as of the first day of the applicable period and (B) the Borrower shall provide the Administrative Agent with written calculations of the proposed adjustments set forth in clauses (b) and (c) above prior to the inclusion of such adjustments in the calculation of any financial covenant under the Loan Documents. “Pro Forma Compliance Certificate” shall mean a certificate of a Responsible Officer of the Borrower containing reasonably detailed calculations of the financial covenants set forth in Article VI recomputed as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements under this Agreement after giving effect to the applicable transaction on a Pro Forma Basis. “Pro Rata Share” shall mean (a) with respect to any Commitment of any Lender at any time, a percentage, the numerator of which shall be such Lender’s Commitment (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender’s Revolving Credit Exposure, or Term Loan A, as applicable), and the denominator of which shall be the sum of such Commitments of all Lenders (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, all Revolving Credit Exposure or the Term Loan A, as applicable, of all Lenders) and (b) with respect to all Commitments of any Lender at any time, the numerator of which shall be the sum of such Lender’s Revolving Commitment (or if such Revolving Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender’s Revolving Credit Exposure) plus such Lender’s Term Loan A, and the denominator of which shall be the sum of all Lenders’ Revolving Commitments (or if such Revolving Commitments have been terminated or expired or the Loans have been declared to be due and payable, all Revolving Credit Exposure of all Lenders funded under such Commitments) plus all of the Term Loan A. “PubCo” shall mean Malibu Boats, Inc. “Qualified Acquisition” shall mean any Permitted Acquisition that occurs after the Closing Date that involves the payment of consideration by the Parent and its Subsidiaries in excess of $50,000,000. “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Loan Party as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Rate Determination Date” shall mean two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” shall mean such other day as otherwise reasonably determined by the Administrative Agent). “Real Estate” shall mean all real property owned or leased by the Borrower and any of the Loan Parties. “Real Estate Documents” shall mean,

31 (I) with respect to any fee owned interest in real property of a Loan Party with a value in excess of $50,000,000: (a) a fully executed and notarized Mortgage encumbering the fee interest of such Loan Party in such real property; (b) ALTA mortgagee title insurance policies issued by a title insurance company reasonably acceptable to the Administrative Agent with respect to such real property, assuring the Administrative Agent that the Mortgage covering such real property creates a valid and enforceable first priority mortgage lien on such real property, free and clear of all defects and encumbrances except Permitted Encumbrances, which title insurance policies shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall include such endorsements as are reasonably requested by the Administrative Agent; (c) (i) a life of loan flood zone determination indicating whether such real property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and (ii) indicating if such real property is a Flood Hazard Property, (A) whether the community in which such real property is located is participating in the National Flood Insurance Program, (B) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such real property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of flood insurance policies under the National Flood Insurance Program (or private insurance endorsed to cause such private insurance to be fully compliant with the federal law as regards private placement insurance applicable to the National Flood Insurance Program, with commercially reputable insurance companies not Affiliates of the Borrower and reasonably acceptable to the Administrative Agent) or certificates of insurance of the Borrower and its Subsidiaries evidencing such flood insurance coverage in such amounts and with such deductibles as the Administrative Agent may reasonably request (and, without limiting the foregoing, in compliance with applicable Flood Insurance Laws) and naming the Administrative Agent and its successors and/or assigns as sole loss payee on behalf of the Lenders; (d) if requested by the Administrative Agent, an environmental assessment report, as to such real property, in form and substance reasonably satisfactory to and from professional firms reasonably acceptable to the Administrative Agent; (e) if requested by the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent that such real property, and the uses of such real property, are in compliance in all material respects with all applicable zoning Laws (the evidence submitted as to which should include the zoning designation made for such real property, the permitted uses of such real property under such zoning designation and, if available, zoning requirements as to parking, lot size, ingress, egress and building setbacks); and (f) an opinion of legal counsel to the Loan Party granting the Mortgage on such real property, addressed to the Administrative Agent and each Lender, in form and substance reasonably acceptable to the Administrative Agent. and (II) with respect to any leasehold interest in real property of a Loan Party with a value in excess of $10,000,000, such estoppel letters, consents and waivers from the landlords on such real property as may be reasonably requested by the Administrative Agent, which estoppel letters shall be in the form and substance reasonably satisfactory to the Administrative Agent.

32 “Recipient” shall mean (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank as applicable. “Recovery Event” shall mean any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Borrower or any Subsidiary. “Register” shall have the meaning given to such term in Section 11.4(c). “Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Regulation T” shall mean Regulation T of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Regulation X” shall mean Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Regulation Y” shall mean Regulation Y of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors or other representatives of such Person and such Person’s Affiliates. “Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture. “Relevant Rate” shall mean, with respect to any Loan denominated in (a) Dollars, Term SOFR, (b) Euros, EURIBOR, and (c) PLN, POLSTR, as applicable. “Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Required Lenders” shall mean, at any time, at least two (2) non-Affiliate Lenders (unless there is only one (1) Lender, in which case such Lender) holding more than 50% of the aggregate outstanding Revolving Commitments and the Term Loan A at such time or if the Lenders have no Commitments outstanding, then at least two (2) non-Affiliate Lenders (unless there is only one (1) Lender, in which case such Lender) holding more than 50% of the Revolving Credit Exposure and the Term Loan A; provided that, to the extent that any Lender is a Defaulting Lender, such Defaulting Lender and all of its Revolving Commitments, Revolving Credit Exposure and its Term Loan A shall be excluded for purposes of determining Required Lenders. “Requirement of Law” for any Person shall mean the articles or certificate of incorporation, bylaws, partnership certificate and agreement, or limited liability company certificate of organization and agreement, as the case may be, and other organizational and governing documents of such Person, and any Law, treaty, rule or regulation, or determination of a Governmental Authority, in each case applicable

33 to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” shall mean, with respect to any Person, any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president of such Person or such other representative of such Person as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; and, with respect to the financial covenants only, the chief financial officer or the treasurer of such Person. “Restricted Payment” shall mean, for any Person, any dividend or distribution on any class of its Capital Stock, or any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of its Capital Stock, any Indebtedness subordinated to the Obligations or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding. “Revaluation Date” shall mean, with respect to any Loan, each of the following: (a) each date of a Borrowing of an Alternative Currency Loan, (b) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to Section 2.7, and (c) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require. “Revolving Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrower and to acquire participations in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Schedule I, as such schedule may be amended pursuant to Section 2.23, or in the case of a Person becoming a Lender after the Closing Date, the amount of the assigned “Revolving Commitment” as provided in the Assignment and Acceptance executed by such Person as an assignee, or the joinder executed by such Person, in each case as such commitment may subsequently be increased or decreased pursuant to terms hereof. “Revolving Commitment Termination Date” shall mean the earlier of (i) July 10, 2031 (or if such date is not a Business Day, the immediately preceding Business Day) and (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8 or 8.1. “Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans, LC Exposure and Swingline Exposure. “Revolving Loan” shall mean a loan made by a Lender (other than the Swingline Lender) to the Borrower under its Revolving Commitment, which may either be a Base Rate Loan or a SOFR Loan. “S&P” shall mean S&P Global Ratings, a division of S&P Global Inc., and any successor thereto. “Same Day Funds” shall mean (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Country” shall mean, at any time, a country, region or territory that is, or whose government is, the subject or target of any comprehensive Sanctions (which, as of the Closing Date,

34 includes the so called Donetsk People’s Republic, the so called Luhansk People’s Republic, the Crimea Region and the non-government controlled regions of Zaporizhzhia and Kherson in Ukraine, Cuba, Iran and North Korea). “Sanctioned Person” shall mean, at any time, (a) any Person that is the subject or target of any Sanctions, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person 50% or more owned or otherwise controlled by any such Person. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom or (c) any other relevant sanctions authority. “Saxdor” shall mean Saxdor Yachts Oy, a Finnish limited company with business identity code 3090528-1. “Saxdor Holdings” shall mean Saxdor Holdings Oy, a Finnish limited company with business identity code 3585612-4. “Scheduled Relevant Rate Unavailability Date” shall have the meaning given to such term in Section 2.16(c). “Scheduled Term SOFR Unavailability Date” shall have the meaning given to such term in Section 2.16(b). “SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Security Agreement” shall mean the fourth amended and restated security agreement dated as of the Closing Date executed in favor of the Administrative Agent, for the benefit of the holders of the Obligations, by each of the Loan Parties. “Share Repurchases” shall mean the share repurchases by PubCo of a portion of its outstanding Capital Stock and a portion of the Capital Stock of the Parent and the related purchases of the Capital Stock of the Parent. “Share Repurchase Payments” shall mean all of the payments made by PubCo under the Share Repurchases, and payments of all related dividends, distributions and other Restricted Payments by the Parent and Borrower in connection therewith. “SOFR” shall mean a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” shall mean a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. All SOFR Loans shall be denominated in Dollars. “Solvent” shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including subordinated and contingent liabilities, of such Person; (b) the present fair saleable value of the assets of

35 such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and liabilities, including subordinated and contingent liabilities as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital; (e) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business and (f) such Person does not intend, in any transaction, to hinder, delay or defraud either present or future creditors or any other person to which such Person is or will become, through such transaction, indebted. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that would reasonably be expected to become an actual or matured liability. “Special Notice Currency” shall mean at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Specified Loan Party” shall mean each Loan Party that is, at the time on which the relevant Guarantee or grant of the relevant security interest under the Loan Documents by such Loan Party becomes effective with respect to a Swap Obligation, a corporation, partnership, proprietorship, organization, trust or other entity that would not be an “eligible contract participant” under the Commodity Exchange Act at such time but for the effect of Section 10.8. “Sponsors” shall mean Black Canyon Capital LLC and Horizon Holdings LLC, together with their Affiliates and funds in respect of whose investments they or their Affiliates manage. “Subordinated Debt” shall mean Indebtedness of any Person subordinated to the repayment of the Obligations pursuant to a written agreement in form and substance reasonably satisfactory to the Administrative Agent. “Subordinated Debt Documents” shall mean all indentures, agreements, notes, guaranties and other material agreements governing or evidencing any Permitted Subordinated Debt and all other material documents relating thereto. “Subsidiary” shall mean, with respect to any Person (the “parent”), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to “Subsidiary” hereunder shall mean a Subsidiary of the Borrower. “Successor Rate” shall mean a Successor Term SOFR Rate or Successor Relevant Rate, as the context may require. “Successor Relevant Rate” shall have the meaning given to such term in Section 2.16(c). “Successor Term SOFR Rate” shall have the meaning given to such term in Section 2.16(b).

36 “Swap Obligations” shall mean with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swingline Commitment” shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $15,000,000. “Swingline Exposure” shall mean, with respect to each Lender, the principal amount of the Swingline Loans in which such Lender is legally obligated either to make a Base Rate Loan or to purchase a participation in accordance with Section 2.4, which shall equal such Lender’s Pro Rata Share of all outstanding Swingline Loans. “Swingline Lender” shall mean Truist Bank in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder. “Swingline Loan” shall mean a loan made to the Borrower by the Swingline Lender under the Swingline Commitment. Swingline Loans may be made only in Dollars. “Synthetic Lease” shall mean a lease transaction under which the parties intend that (i) the lease would have been treated as an “operating lease” by the lessee pursuant to Accounting Standards Codification Sections 840-10 and 840-20, as amended and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property. “Synthetic Lease Obligations” shall mean, with respect to any Person, the sum of (i) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication, (ii) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term. “T2” shall mean the real time gross settlement system operated by the Eurosystem, or any successor system as determined by the Agent to be a suitable replacement. “TARGET Day” shall mean any day on which T2 is open for the settlement of payments in Euro. “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax, or penalties applicable thereto. “Tax Receivables Agreement” shall mean that certain Tax Receivables Agreement dated as of February 5, 2014, among PubCo, the Parent and the members party thereto. “Term Loan A” shall have the meaning given to such term in Section 2.5. “Term Loan A Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make its portion of the Term Loan A hereunder on the Closing Date, in a principal amount not exceeding the amount set forth with respect to such Lender on Schedule I. The aggregate principal amount of all Lenders’ Term Loan A Commitments as of the Closing Date is $100,000,000. “Term Loan Commitments” shall mean the Term Loan A Commitments and the Incremental Term Loan Commitments. “Term Loans” shall mean the Term Loan A and each Incremental Term Loan, if any.

37 “Term SOFR” shall mean, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, that if as of 5:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and the Term SOFR Replacement Date has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m. on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and the Term SOFR Replacement Date has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day provided, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” shall mean CME (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” shall mean the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. “Term SOFR Replacement Date” shall have the meaning given to such term in Section 2.16(b). “Trade Date” shall have the meaning given to such term in Section 11.4(b)(vii)(A). “Trading with the Enemy Act” shall mean the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended and in effect from time to time. “Truist Bank” shall mean Truist Bank and its successors. “Type”, when used in reference to a Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Term SOFR, the Base Rate, an Alternative Currency Daily Rate, or an Alternative Currency Term Rate.

38 “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unfunded Pension Liability” of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan, determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions). “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the respective State of the State of organization of the Borrower and each Loan Party. “United States” or “U.S.” shall mean the United States of America. “U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” shall mean (a) for purposes of Sections 4.23 and 7.20, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States and (b) otherwise, any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” shall have the meaning given to such term in Section 2.20(g). “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” shall mean any Loan Party and the Administrative Agent. “Write-Down and Conversion Powers” shall mean (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2. Classifications of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g. a “Revolving Loan” or “Term Loan”) or by Type (e.g. a

39 “SOFR Loan”, a “Base Rate Loan”, an “Alternative Currency Daily Rate Loan”, or “Alternative Currency Term Rate Borrowing”) or by Class and Type (e.g. “Revolving SOFR Loan”). Borrowings also may be classified and referred to by Class (e.g. “Revolving Borrowing”) or by Type (e.g. “SOFR Borrowing”) or by Class and Type (e.g. “Revolving SOFR Borrowing”). Section 1.3. Accounting Terms and Determination. (a) Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the Audited Financial Statements; provided, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any covenant for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders. (b) Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification Section 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary of any Loan Party at “fair value”, as defined therein and (ii) for all purposes of this Agreement and the other Loan Documents, including negative covenants, financial covenants and component definitions, GAAP will be deemed to treat operating leases and capitalized leases in a manner consistent with the treatment under GAAP as in effect prior to the issuance by the Financial Accounting Standards Board on December 1, 2018 of Accounting Standards Update No. 2016-02. (c) Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of the financial covenants in Article VI (including for purposes of determining the Applicable Margin and any transaction that by the terms of this Agreement requires that any financial covenant contained in Article VI be calculated on a Pro Forma Basis) shall be made on a Pro Forma Basis with respect to any Material Disposition or Material Acquisition occurring during such period. Section 1.4. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. In the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the word “to” shall mean “to but excluding”. The word “or” is not exclusive. The word “year” shall refer (i) in the case of a leap year, to a year of 366 days, and (ii) otherwise, to a year of 365 days. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “hereof”, “herein” and “hereunder” and words of similar import shall be

40 construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement, (v) any definition of or reference to any law shall include all statutory and regulatory provisions consolidating, amending, or interpreting any such law and any reference to or definition of any law or regulation, unless otherwise specified, shall refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (vii) the words “renew”, “renewal” and variations thereof as used herein with respect to a Letter of Credit means to extend the term of such Letter of Credit or to reinstate an amount drawn under such Letter of Credit or both. Section 1.5. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. Section 1.6. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.7. Limited Condition Transactions. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (i) calculating any applicable ratio in connection with the making of an Investment, including any Permitted Acquisitions, the making of a Restricted Payment or the repayment of Indebtedness, (ii) determining the accuracy of any representation or warranty, (iii) determining whether any Default or Event of Default has occurred, is continuing or would result from any action, or (iv) determining compliance with any other condition precedent to any action or transaction, in each case of clauses (i) through (iv) in connection with a Limited Condition Transaction, the date of determination of such ratio, the accuracy of such representation or warranty (but taking into account any earlier date specified therein), whether any Default or Event of Default has occurred, is continuing or would result therefrom, or the satisfaction of any other condition precedent shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCA Election”), be deemed to be the date of declaration of such Restricted Payment or the date that the definitive agreement for such Restricted Payment, Investment, or repayment, repurchase or refinancing of Indebtedness is entered into, or the date such notice, which may be conditional, of such repayment, repurchase or refinancing of Indebtedness is given to the holders of such Indebtedness (the “LCA Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) such ratios, representations and warranties, absence of defaults, satisfaction of conditions precedent and other provisions are calculated as if such Limited Condition Transaction or other transactions had occurred at the beginning of the most recent fiscal quarter ending prior to the LCA Test Date for which financial statements have been delivered pursuant to Section 5.1(a) or (b), as applicable, the Borrower could have taken such action on the relevant LCA Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, (x) unless an Event of Default pursuant to 8.1(a), 8.1(b), 8.1(h), 8.1(i) or 8.1(j) shall be continuing on the date such Limited Condition Transaction is consummated, and (y) so long as the date on which such Limited Condition Transaction occurs is not more than six (6) months after the LCA Test Date. For the avoidance of doubt, (i) if any of such ratios, representations and warranties, absence of defaults, satisfaction of conditions precedent or other provisions are exceeded or breached as a result of fluctuations in any such ratio (including due to fluctuations in Consolidated EBITDA), a change in facts

41 and circumstances or other provisions at or prior to the consummation of the relevant Limited Condition Transaction, such ratios, representations and warranties, absence of defaults, satisfaction of conditions precedent and other provisions will not be deemed to have been exceeded, breached, or otherwise failed as a result of such fluctuations or changed circumstances solely for purposes of determining whether the Limited Condition Transaction and any related transactions are permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Transaction, so long as the date on which such Limited Condition Transaction is consummated is not more than six (6) months after the LCA Test Date. If the Borrower has made an LCA Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other transaction on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. For purposes of any calculation pursuant to this Section 1.7 of the Consolidated Interest Coverage Ratio, clause (a) of the definition of Consolidated Interest Expense may be calculated using an assumed interest rate for the Indebtedness to be incurred in connection with such Limited Condition Transaction based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as reasonably determined by the Borrower in good faith. Section 1.8. Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. Section 1.9. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. Section 1.10. Exchange Rates; Currency Equivalents.

42 (a) The Administrative Agent shall determine the Dollar Equivalent amounts of Loans and Outstanding Amounts denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of an Alternative Currency Loan, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Loan is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. Section 1.11. Additional Alternative Currencies. (a) The Borrower may from time to time request that Alternative Currency Loans be made in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is an Eligible Currency. In the case of any such request with respect to the making of Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent and each Lender with a Commitment under which such currency is requested to be made available. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Loan (or such other time or date as may be agreed by the Administrative Agent in its or their sole discretion). In the case of any such request pertaining to Alternative Currency Loans, the Administrative Agent shall promptly notify each applicable Lender thereof. Each applicable Lender shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender to permit Alternative Currency Loans to be made in such requested currency. If the Administrative Agent and all the Lenders consent to making Alternative Currency Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Borrower and (i) the Administrative Agent and such Lenders may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any Borrowings of Alternative Currency Loans. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.11, the Administrative Agent shall promptly so notify the Borrower. Section 1.12. Change of Currency.

43 (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that, if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS Section 2.1. General Description of Facilities. Subject to and upon the terms and conditions herein set forth, (i) the Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which each Lender severally agrees (to the extent of such Lender’s Revolving Commitment) to make Revolving Loans in Dollars or one or more Alternative Currencies to the Borrower in accordance with Section 2.2, (ii) the Issuing Bank may issue Letters of Credit in accordance with Section 2.22, (iii) the Swingline Lender may make Swingline Loans in accordance with Section 2.4, (iv) each Lender agrees to purchase a participation interest in the Letters of Credit and the Swingline Loans pursuant to the terms and conditions hereof; provided, that in no event shall the aggregate principal amount of all outstanding Revolving Loans, Swingline Loans and outstanding LC Exposure exceed the Aggregate Revolving Commitments in effect from time to time; and (v) each Lender severally agrees to make its portion of the Term Loan A to the Borrower on the Closing Date in a principal amount not exceeding such Lender’s Term Loan A Commitment. Section 2.2. Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make Revolving Loans in Dollars or one or more Alternative Currencies, ratably in proportion to its Pro Rata Share of the Revolving Commitments, to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Commitment, (b) the aggregate Revolving Credit Exposures of all Lenders exceeding the Aggregate Revolving Commitments, or (c) the aggregate Outstanding Amount of all Revolving Loans denominated in Alternative Currencies exceeding the Alternative Currency Sublimit. During the Availability Period, the Borrower shall be entitled to borrow, prepay and reborrow Revolving Loans in accordance with the terms and conditions of this Agreement; provided, that the Borrower may not borrow or reborrow if a Default or Event of Default has occurred and is continuing. Section 2.3. Procedure for Revolving Borrowings. The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each

44 Revolving Borrowing substantially in the form of Exhibit 2.3 (a “Notice of Revolving Borrowing”) (x) prior to 11:00 a.m. on the requested date of each Base Rate Borrowing, (y) prior to 11:00 a.m. three (3) Business Days prior to the requested date of each SOFR Borrowing (or, in the case of any Borrowing of SOFR Loans to be made on the Closing Date, one (1) Business Day prior to the date of such Borrowing), and (z) prior to 11:00 a.m. three (3) Business Days prior to the requested date of each Alternative Currency Borrowing (or prior to 11:00 a.m. five (5) Business prior the requested date of any Borrowing of a Special Notice Currency). Each Notice of Revolving Borrowing shall be irrevocable and shall specify: (i) the aggregate principal amount of such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) the Type of such Revolving Loan comprising such Borrowing, (iv) in the case of a SOFR Borrowing or Alternative Currency Term Rate Borrowing, the duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period), and (v) and the currency of the Loans to be borrowed. If the Borrower fails to specify a currency in a Notice of Borrowing, then the Loan so requested shall be made in Dollars. Each Revolving Borrowing denominated in Dollars shall consist of Base Rate Loans or SOFR Loans or a combination thereof, as the Borrower may request, and each Revolving Borrowing denominated in Alternative Currency shall consist of Alternative Currency Daily Rate Loans or Alternative Currency Term Rate Loans, as applicable. The aggregate principal amount of each SOFR Borrowing and Alternative Currency Borrowing shall be not less than the Dollar Equivalent of $500,000 or a larger multiple of the Dollar Equivalent of $100,000, and the aggregate principal amount of each Base Rate Borrowing shall not be less than $100,000 or a larger multiple of $100,000; provided, that Base Rate Loans made pursuant to Section 2.4 or Section 2.22(d) may be made in lesser amounts as provided therein. At no time shall the total number of SOFR Borrowings outstanding at any time exceed eight, and at no time shall the total number of Alternative Currency Term Rate Borrowings at any time exceed four. Promptly following the receipt of a Notice of Revolving Borrowing in accordance herewith, the Administrative Agent shall advise each Lender of the details thereof and the amount of such Lender’s Revolving Loan to be made as part of the requested Revolving Borrowing. Section 2.4. Swingline Commitment. (a) Subject to the terms and conditions set forth herein, the Swingline Lender may, in its reasonable discretion, make Swingline Loans to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time not to exceed the lesser of (i) the Swingline Commitment then in effect and (ii) the difference between the Aggregate Revolving Commitments and the aggregate Revolving Credit Exposures of all Lenders; provided, that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. The Borrower shall be entitled to borrow, repay and reborrow Swingline Loans in accordance with the terms and conditions of this Agreement. (b) The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Swingline Borrowing substantially in the form of Exhibit 2.4 attached hereto (“Notice of Swingline Borrowing”) prior to 11:00 a.m. on the requested date of each Swingline Borrowing. Each Notice of Swingline Borrowing shall be irrevocable and shall specify: (i) the principal amount of such Swingline Loan, (ii) the date of such Swingline Loan (which shall be a Business Day) and (iii) the account of the Borrower to which the proceeds of such Swingline Loan should be credited. The Administrative Agent will promptly advise the Swingline Lender of each Notice of Swingline Borrowing. Each Swingline Loan shall accrue interest at the Base Rate plus the Applicable Margin. The aggregate principal amount of each Swingline Loan shall not be less than $100,000 or a larger multiple of $50,000, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. The Swingline Lender will make the proceeds of each Swingline Loan available to the Borrower in

45 Dollars in Same Day Funds at the account specified by the Borrower in the applicable Notice of Swingline Borrowing not later than 1:00 p.m. on the requested date of such Swingline Loan. (c) The Swingline Lender, at any time and from time to time in its sole discretion, may, but in no event no less frequently than once each calendar week shall, on behalf of the Borrower (which hereby irrevocably authorizes and directs the Swingline Lender to act on its behalf), give a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders (including the Swingline Lender) to make Base Rate Loans in an amount equal to the unpaid principal amount of any Swingline Loan. Each Lender will make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Swingline Lender in accordance with Section 2.6, and such proceeds will be used solely for the repayment of such Swingline Loan. (d) If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Swingline Lender) shall purchase an undivided participating interest in such Swingline Loan in an amount equal to its Pro Rata Share thereof on the date that such Base Rate Borrowing should have occurred. On the date of such required purchase, each Lender shall promptly transfer, in Same Day Funds, the amount of its participating interest to the Administrative Agent for the account of the Swingline Lender. (e) Each Lender’s obligation to make a Base Rate Loan pursuant to Section 2.4(c) or to purchase the participating interests pursuant to Section 2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have or claim against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of any Lender’s Revolving Commitment, (iii) the existence (or alleged existence) of any event or condition which has had or could reasonably be expected to have a Material Adverse Effect, (iv) any breach of this Agreement or any other Loan Document by any Loan Party, the Administrative Agent or any Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof (i) at the Federal Funds Rate until the second Business Day after such demand and (ii) at the Base Rate at all times thereafter. Until such time as such Lender makes its required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of the unpaid participation for all purposes of the Loan Documents. In addition, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans and any other amounts due to it hereunder, to the Swingline Lender to fund the amount of such Lender’s participation interest in such Swingline Loans that such Lender failed to fund pursuant to this Section 2.4, until such amount has been purchased in full. Section 2.5. Term Loan A. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a single loan (each, a “Term Loan A”) to the Borrower on the Closing Date in a principal amount equal to the Term Loan A Commitment of such Lender. The Term Loan A may be, from time to time, Base Rate Loans or SOFR Loans or a combination thereof. The execution and delivery of this Agreement by the Borrower and the satisfaction of all conditions precedent pursuant to Section 3.1 shall be deemed to constitute the Borrower’s request to borrow the Term Loan A on the Closing Date. Section 2.6. Funding of Borrowings.

46 (a) Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire transfer in Same Day Funds by (x) 12:00 p.m. in the case of a Base Rate Borrowing and (y) 11:00 a.m. in the case of a SOFR Borrowing or Alternative Currency Borrowing to the Administrative Agent at the Payment Office; provided, that the Swingline Loans will be made as set forth in Section 2.4. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower’s option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Administrative Agent. (b) Unless the Administrative Agent shall have been notified by any Lender prior to 5:00 p.m. one (1) Business Day prior to the date of a Borrowing in which such Lender is to participate that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance on such assumption, may make available to the Borrower on such date a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate until the second Business Day after such demand and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for such Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Pro Rata Share of any Borrowing hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder. (c) All Revolving Borrowings shall be made by the Lenders on the basis of their respective Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder. (d) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. Section 2.7. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Notice of Borrowing. Thereafter, the Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing, all as provided in this Section 2.7; provided, that except as provided in Section 2.21, no Loan may be converted into or continued as a Loan denominated in a different currency but must instead be repaid in the original currency of such Loan and reborrowed in the other currency. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

47 (b) To make an election pursuant to this Section 2.7, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing that is to be converted or continued, as the case may be, substantially in the form of Exhibit 2.7 attached hereto (a “Notice of Conversion/Continuation”) (x) prior to 11:00 a.m. one (1) Business Day prior to the requested date of a conversion into a Base Rate Borrowing, (y) prior to 11:00 a.m. three (3) Business Days prior to a continuation of or conversion into a SOFR Borrowing, (z) prior to 11:00 a.m. three (3) Business Days prior to a continuation or conversion of an Alternative Currency Borrowing (or prior to 11:00 a.m. five (5) Business prior to a continuation or conversion of any Borrowing of a Special Notice Currency). Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Conversion/Continuation applies and if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Notice of Conversion/Continuation, which shall be a Business Day; (iii) whether the resulting Borrowing is to be a Base Rate Borrowing, a SOFR Borrowing, an Alternative Currency Daily Rate Borrowing, or an Alternative Currency Term Rate Borrowing; (iv) if the resulting Borrowing is to be a SOFR Borrowing or Alternative Currency Term Rate Borrowing, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of “Interest Period”; and (vi) the currency of the Borrowing to which such Notice of Conversion/Continuation applies. If any such Notice of Conversion/Continuation requests a SOFR Borrowing or Alternative Currency Term Rate Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for SOFR Borrowings, Base Rate Borrowings, and Alternative Currency Borrowings set forth in Section 2.3. (c) If, on the expiration of any Interest Period in respect of any SOFR Borrowing or Alternative Currency Term Rate Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/ Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected (x) in the case of any SOFR Borrowing, to continue such Borrowing as a SOFR Borrowing with an Interest Period of one month and (y) in the case of any Alternative Currency Term Rate Borrowing, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with any Interest Period of one (1) month. No Borrowing may be converted into, or continued as, a SOFR Borrowing or an Alternative Currency Term Rate Borrowing, as applicable, if an Event of Default has occurred and is continuing and the Administrative Agent and the Required Lenders have determined in their sole discretion not to permit such conversion or continuation. During the existence of a Default or Event of Default, the Required Lenders may demand in writing that any or all the outstanding Alternative Currency Rate Loans be prepaid or redenominated in Dollars in the amount of the Dollar Equivalent thereof (and with respect to any Alternative Currency Term Rate Loans on the last day of the Interest Period with respect thereto). No conversion of any SOFR Loans or Alternative Currency Term Rate Loans shall be permitted except on the last day of the Interest Period in respect thereof. (d) Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. Section 2.8. Optional Reduction and Termination of Commitments.

48 (a) Unless previously terminated, all Revolving Commitments, Swingline Commitments and LC Commitments shall terminate on the Revolving Commitment Termination Date. The Term Loan A Commitments shall terminate on the Closing Date upon the making of the Term Loan A pursuant to Section 2.5. (b) Upon at least three (3) Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice shall be irrevocable, except to the extent conditioned on a refinancing of all or any portion of the Aggregate Revolving Commitments or other events expressly set forth in such written notice), the Borrower may reduce the Aggregate Revolving Commitments in part or terminate the Aggregate Revolving Commitments in whole; provided, that (i) any partial reduction shall apply to reduce proportionately and permanently the Revolving Commitment of each Lender, (ii) any partial reduction pursuant to this Section 2.8 shall be in an amount of at least $500,000 and any larger multiple of $100,000 and (iii) no such reduction shall be permitted which would reduce the Aggregate Revolving Commitments to an amount less than the aggregate outstanding Revolving Credit Exposure of all Lenders. Any such reduction in the Aggregate Revolving Commitments below the principal amount of the Swingline Commitment, the LC Commitment, or the Alternative Currency Sublimit shall result in a dollar-for-dollar reduction in the Swingline Commitment, the LC Commitment, and the Alternative Currency Sublimit, as applicable. (c) With the written approval of the Administrative Agent, the Borrower may terminate (on a non-ratable basis) the unused amount of the Revolving Commitment of a Defaulting Lender, and in such event the provisions of Section 2.26 will apply to all amounts thereafter paid by the Borrower for the account of any such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender may have against such Defaulting Lender. Section 2.9. Repayment of Loans. (a) The outstanding principal amount of all Revolving Loans and Swingline Loans shall be due and payable (together with accrued and unpaid interest thereon) on the Revolving Commitment Termination Date. (b) The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Term Loan A of such Lender in installments payable on the dates set forth below, with each such installment being in the aggregate principal amount for all Lenders set forth opposite such date below (and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement), as such amounts shall be reduced from time to time by optional prepayments pursuant to Section 2.11 and mandatory prepayments pursuant to Section 2.12: Installment Date Aggregate Principal Amount September 30, 2026 $1,250,000 December 31, 2026 $1,250,000 March 31, 2027 $1,250,000 June 30, 2027 $1,250,000 September 30, 2027 $1,250,000 December 31, 2027 $1,250,000 March 31, 2028 $1,250,000

49 June 30, 2028 $1,250,000 September 30, 2028 $1,250,000 December 31, 2028 $1,250,000 March 31, 2029 $1,250,000 June 30, 2029 $1,250,000 September 30, 2029 $1,250,000 December 31, 2029 $1,250,000 March 31, 2030 $1,250,000 June 30, 2030 $1,250,000 September 30, 2030 $1,250,000 December 31, 2030 $1,250,000 March 31, 2031 $1,250,000 June 30, 2031 $1,250,000 Maturity Date Remaining outstanding principal amount of Term Loan A provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loan A shall be due and payable on the Maturity Date. Section 2.10. Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Revolving Commitment and the Term Loan A of each Lender, (ii) the amount and currency of each Loan made hereunder by each Lender, the Class and Type thereof and, in the case of a SOFR Loan or Alternative Currency Term Rate Loan, the Interest Period applicable thereto, (iii) the date of each continuation thereof pursuant to Section 2.7, (iv) the date of each conversion of all or a portion thereof to another Type pursuant to Section 2.7, (v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Loans and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Loans and each Lender’s Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement. (b) This Agreement evidences the obligation of the Borrower to repay the Loans and is being executed as a “noteless” credit agreement. However, at the request of any Lender (including the Swingline Lender) at any time, the Borrower agrees that it will prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender substantially in the form of Exhibit 2.10 (a “Note”). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment permitted hereunder) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

50 Section 2.11. Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable (except to the extent conditioned on a refinancing of all or any portion of the Loans or other events expressly set forth in such written notice) written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (i) in the case of prepayment of any SOFR Borrowing, 11:00 a.m. not less than three (3) Business Days prior to any such prepayment, (ii) in the case of any prepayment of any Base Rate Borrowing, 11:00 a.m. not less than one (1) Business Day prior to the date of such prepayment, (iii) in the case of Swingline Borrowings, 11:00 a.m. on the date of such prepayment, and (iv) in the case of any Alternative Currency Borrowing, 11:00 a.m. not less than three (3) Business Days prior to any such prepayment (or 11:00 a.m. not less than five (5) Business Day prior to any prepayment of a Borrowing of a Special Notice Currency). Each such notice shall be irrevocable (except to the extent conditioned on a refinancing of all or any portion of the Loans or other events expressly set forth in such written notice) and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid, which shall be in minimum amounts of the Dollar Equivalent of $100,000 and integral multiples of the Dollar Equivalent of $100,000 (or in the aggregate principal amount of the Type of Loans that are prepaid). Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender’s Pro Rata Share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.13(d); provided, that if a SOFR Borrowing or Alternative Currency Term Rate Borrowing is prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section 2.19. Each prepayment of a Borrowing shall be applied to the aggregate principal outstanding amount of Revolving Borrowings at the discretion of the Borrower and, in the case of a prepayment of the Term Loan A, to the principal installments in the order determined by the Borrower in its sole discretion. Section 2.12. Mandatory Prepayments. (a) Subject to the proviso contained in this subsection (a), promptly (and in any event, within three (3) Business Days ) after receipt by the Borrower or any Loan Party of Net Cash Proceeds of any Asset Sale or Recovery Event in excess of (x) $5,000,000 with respect to any individual Asset Sale or Recovery Event and (y) $10,000,000 with respect to all Asset Sales and Recovery Events in the aggregate in any Fiscal Year, the Borrower shall prepay the Obligations in accordance with Section 2.12(c) in an amount equal to lesser of (I) such Net Cash Proceeds and (II) an amount sufficient to cause the Consolidated Leverage Ratio, after giving to such prepayment on a Pro Forma Basis, to be less than 2.00:1.00; provided that the Borrower shall not be required to prepay the Obligations with respect to (i) proceeds from the Asset Sales in the ordinary course of business, (ii) proceeds from other Asset Sales permitted under Section 7.6 (other than Sections 7.6(i) and (n)), (iii) proceeds from any Asset Sale or any Recovery Event with respect to assets or property that do not constitute Collateral and (iv) proceeds of any sale or disposition by the Borrower or any Loan Party of any of its assets, or proceeds from casualty insurance policies or eminent domain, condemnation or similar proceedings that in the case of this clause (iii) are reinvested in assets then used or usable in the business of the Borrower and the Loan Parties within two hundred seventy (270) days following receipt thereof or in which the Borrower or such Loan Party has entered into a commitment to reinvest such proceeds within two hundred seventy (270) days following receipt thereof and such proceeds are reinvested in assets or used or usable in the business of the Borrower and the Loan Parties within three hundred sixty (360) days following receipt thereof; provided, further, that if such 270-day period or 360-day period, as applicable, expires without the Borrower or such Loan Party reinvesting all or any portion of such proceeds, promptly (and in any event within three (3) Business Days) thereof, the Borrower or such Loan Party shall prepay the Obligations in an amount equal the amount not

51 used or all such Net Cash Proceeds. Notwithstanding anything herein to the contrary, any proceeds from any casualty insurance policies or eminent domain, condemnation or similar proceedings that are required to be turned over to “Lessor” (as such term is defined in the Existing Master Lease) or otherwise applied pursuant to Article XI of the Existing Master Lease shall not be subject to this Section 2.12. (b) No later than the Business Day following the date of receipt by the Borrower or any Loan Party of Net Cash Proceeds of any issuance of Indebtedness (other than Indebtedness permitted under Section 7.1), the Borrower shall prepay the Obligations in accordance with Section 2.12(c) in an amount equal to the lesser of (i) such Net Cash Proceeds and (ii) an amount sufficient to cause the Consolidated Leverage Ratio, after giving to such prepayment on a Pro Forma Basis, to be less than 2.00:1.00. (c) Any prepayments made by the Borrower pursuant to Sections 2.12(a) or (b) above shall be applied as follows: first, to Administrative Agent’s fees and reimbursable expenses then due and payable pursuant to any of the Loan Documents; second, to all reimbursable expenses of the Lenders and all fees and reimbursable expenses of the Issuing Bank then due and payable pursuant to any of the Loan Documents, pro rata to the Lenders and the Issuing Bank based on their respective Pro Rata Shares of such fees and expenses; third, to interest and fees then due and payable hereunder, pro rata to the Lenders based on their respective Pro Rata Shares of such interest and fees; and fourth, to the principal balance of the Term Loan A until the same shall have been paid in full, pro rata to the Lenders based on their Pro Rata Shares of the Term Loan A, and to the remaining principal installments thereof in direct order of maturity. (d) If at any time the Revolving Credit Exposure of all Lenders exceeds the Aggregate Revolving Commitments, as reduced pursuant to Section 2.8 or otherwise, the Borrower shall immediately repay Swingline Loans and Revolving Loans in an amount equal to such excess, together with all accrued and unpaid interest on such excess amount and any amounts due under Section 2.19. Each prepayment shall be applied first to the Swingline Loans to the full extent thereof, second to the Base Rate Loans to the full extent thereof, third to Alternative Currency Daily Rate Loans to the full extent thereof, fourth to SOFR Loans to the full extent thereof, and finally to Alternative Currency Term Rate Loans to the full extent thereof. If after giving effect to prepayment of all Swingline Loans and Revolving Loans, the Revolving Credit Exposure of all Lenders exceeds the Aggregate Revolving Commitments, the Borrower shall Cash Collateralize its reimbursement obligations with respect to all Letters of Credit in an amount equal to such excess plus any accrued and unpaid fees thereon. (e) If the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all Loans denominated in Alternative Currencies at such time exceeds an amount equal to 100% of the Alternative Currency Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Borrower shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect. Section 2.13. Interest on Loans. (a) The Borrower shall pay interest on (i) each Base Rate Loan at the Base Rate plus the Applicable Margin in effect from time to time, (ii) each SOFR Loan at Term SOFR for the applicable Interest Period in effect for such Loan plus the Applicable Margin in effect from time to time, (iii) each Alternative Currency Daily Rate Loan at the Alternative Currency Daily Rate plus the Applicable Margin in effect from time to time, and (iv) each Alternative Currency Term

52 Rate Loan at Alternative Currency Term Rate for the applicable Interest Period in effect for such Loan plus the Applicable Margin in effect from time to time. (b) The Borrower shall pay interest on each Swingline Loan at the Base Rate plus the Applicable Margin in effect from time to time. (c) Notwithstanding clauses (a) and (b) above, if an Event of Default has occurred and is continuing, at the option of the Required Lenders exercised by written notice delivered to the Borrower (or, after acceleration, automatically) the Borrower shall pay interest (“Default Interest”) with respect to any past due amount of all SOFR Loans and Alternative Currency Term Rate Loans (consisting of principal and, after passage of the applicable cure period, interest) at the rate per annum equal to 200 basis points above the otherwise applicable interest rate for such past due principal (and interest, as applicable) of such SOFR Loans or Alternative Currency Term Rate Loans for the then-current Interest Period until the last day of such Interest Period, and thereafter, and with respect to any past due amount of all Base Rate Loans and Alternative Currency Daily Rate Loans (consisting of principal and, after passage of the applicable cure period, interest) and all other past due amount of the Obligations hereunder (other than Loans), at the rate per annum equal to 200 basis points above the otherwise applicable interest rate for Base Rate Loans. (d) Interest on the principal amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans, Swingline Loans, and Alternative Currency Daily Rate Loans shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Commitment Termination Date or the Maturity Date, as the case may be. Interest on all outstanding SOFR Loans and Alternative Currency Term Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any SOFR Loans or Alternative Currency Rate Loans having an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on the Revolving Commitment Termination Date or the Maturity Date, as the case may be. Interest on any Loan which is converted into a Loan of another Type or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand. (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone, promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes, absent manifest error. (f) With respect to any Alternative Currency Daily Rate, any Alternative Currency Term Rate, SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. Section 2.14. Fees.

53 (a) The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon in writing by the Borrower and the Administrative Agent. (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (the “Commitment Fee”) in Dollars, which shall accrue at the Applicable Margin with respect to Commitment Fees on the average daily amount of the unused Revolving Commitment of such Lender during the Availability Period. For purposes of computing the Commitment Fee with respect to the Revolving Commitments, the Revolving Commitment of each Lender shall be deemed used to the extent of the outstanding Revolving Loans and LC Exposure, but not Swingline Exposure, of such Lender. (c) The Borrower agrees to pay (i) to the Administrative Agent, for the account of each Lender, a letter of credit fee with respect to its participation in each Letter of Credit (the “Letter of Credit Fee”), which shall accrue at a rate per annum equal to the Applicable Margin then in effect on the average daily amount of such Lender’s LC Exposure attributable to such Letter of Credit during the period from and including the Closing Date to and including the later of the Revolving Commitment Termination Date and the date on which such Lender ceases to have any LC Exposure (including any LC Exposure that remains outstanding after the Revolving Commitment Termination Date) and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from the Closing Date to and including the later of the Revolving Commitment Termination Date and the date on which the Issuing Bank ceases to have any obligations (contingent or otherwise) to make any LC Disbursement in respect of any Letter of Credit, as well as the Issuing Bank’s standard fees with respect to issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Notwithstanding the foregoing, if the Default Interest has been imposed pursuant to Section 2.13(c), the rate per annum used to calculate the letter of credit fee pursuant to clause (i) above shall automatically be increased by 200 basis points. (d) The Borrower shall pay on the Closing Date to the Administrative Agent and its affiliates all fees in the Fee Letter that are due and payable on the Closing Date. The Borrower shall pay on the Closing Date to the Lenders all upfront fees previously agreed in writing. (e) Accrued fees under paragraphs (b) and (c) above shall be payable quarterly in arrears on the last day of each March, June, September and December, commencing on the first such date to occur after the Closing Date and on the Revolving Commitment Termination Date (and if later, the date the Loans and LC Exposure shall be repaid in their entirety); provided further, that any such fees accruing after the Revolving Commitment Termination Date shall be payable on demand. (f) Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to Commitment Fees during such period pursuant to Section 2.14(b) or Letter of Credit Fees accruing during such period pursuant to Section 2.14(c) (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees), provided that (a) to the extent that a portion of the LC Exposure of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.26, such fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Revolving Commitments and (b) to the extent any portion of such LC Exposure cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the

54 Issuing Bank. The pro rata payment provisions of Section 2.21 shall automatically be deemed adjusted to reflect the provisions of this subsection (f). Section 2.15. Computation of Interest and Fees. Interest hereunder based on the Administrative Agent’s prime lending rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and all fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes. Section 2.16. Inability to Determine Rates. (a) If in connection with any request for a SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with (x) in the case of SOFR Loans, Section 2.16(b) and the circumstances under clause (i) of Section 2.16(b) or the Scheduled Term SOFR Unavailability Date has occurred (as applicable) or (y) in the case of Alternative Currency Loans, Section 2.16(c), and the circumstances under clause (i) of Section 2.16(c) or the Scheduled Relevant Rate Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed SOFR Loan or an Alternative Currency Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain SOFR Loans or Alternative Currency Loans in the affected currencies, as applicable, or to convert Base Rate Loans to SOFR Loans, shall be suspended in each case to the extent of the affected Loans, Interest Period(s) or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 2.16(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR Loans, or Borrowing of, or continuation of Alternative Currency Loans, in each case to the extent of the affected Loans, Interest Periods or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (ii) (A) any outstanding SOFR Loans shall be deemed to have been converted to Base Rate Loans at the end of their respective applicable Interest Period and (B) any outstanding affected Alternative Currency Loans, at the Borrower’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in

55 Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the Borrower of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Borrower shall be deemed to have elected clause (1) above. (b) Replacement or Successor of Term SOFR. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Reference Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Reference Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Reference Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Reference Rate are no longer representative or available permanently or indefinitely, the “Scheduled Term SOFR Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Term SOFR Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Term SOFR Rate”). If the Successor Term SOFR Rate is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 2.16(b)(i) or (ii) have occurred with

56 respect to the Successor Term SOFR Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Term SOFR Rate in accordance with this Section 2.16 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Term SOFR Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. For purposes of this Section 2.16(b), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders. (c) Replacement or Successor of Other Relevant Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that: (i) adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Alternative Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Relevant Rate Unavailability Date”); or if the events or circumstances of the type described in Section 3.03(c)(i) or (ii) have occurred with respect to the Successor Relevant Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Successor Relevant Rate for an Alternative Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the

57 United States and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such benchmarks (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Relevant Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. For purposes of this Section 3.03(c), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the applicable Alternative Currency shall be excluded from any determination of Required Lenders. (d) Successor Rates Generally. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. Section 2.17. Illegality. (a) If any Change in Law shall make it unlawful or impossible for any Lender to perform any of its obligations hereunder, to make, maintain or fund any Loan whose interest determined by reference to a Relevant Rate or SOFR, the Term SOFR Reference Rate, or Term SOFR, to or to determine or charge interest rates based upon a Relevant Rate, SOFR, the Term SOFR Reference Rate or Term SOFR, or to purchase or sell, or take deposits of any Alternative Currency in the applicable interbank market, and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, (i) any obligation of such Lender to make or maintain Alternative Currency Loans in the affected currency or currencies or, in case of Loans denominated in Dollars, the obligation of such Lender to make SOFR Revolving Loans, or to continue or convert outstanding Loans as or into SOFR Loans, shall be suspended and (ii)

58 the Base Rate shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) thereof. In the case of the making of a SOFR Borrowing, such Lender’s Revolving Loan shall be made as a Base Rate Loan as part of the same Revolving Borrowing for the same Interest Period and, if the affected SOFR Loan is then outstanding, such Loan shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such SOFR Loan if such Lender may lawfully continue to maintain such Loan to such date or (ii) immediately if such Lender shall determine that it may not lawfully continue to maintain such SOFR Loan to such date (and in each instance the Base Rate shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) thereof). In the case of any outstanding Alternative Currency Loans in the affected currency or currencies, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Alternative Currency Loans in the affected currency or currencies, as applicable, immediately or, in the case of any Alternative Currency Term Rate Loan, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Loan to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, use reasonable efforts to designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.19. (b) If, in any applicable jurisdiction, the Administrative Agent or any Lender or any Designated Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent or any Lender or its applicable Designated Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund, hold a commitment or maintain its participation in any Loan or Letter of Credit or (iii) issue, make, maintain, fund or charge interest or fees with respect to any extension of credit, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such credit extension shall be suspended, and to the extent required by applicable law, cancelled. Upon receipt of such notice, the Loan Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable law), (B) to the extent applicable to the Issuing Bank, Cash Collateralize that portion of applicable LC Exposure comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized and (C) take all reasonable actions requested by such Person to mitigate or avoid such illegality. Section 2.18. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan,

59 insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the Issuing Bank; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes”); or (iii) impose on any Lender or the Issuing Bank any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation in any such Letter of Credit; and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining a SOFR Loan, an Alternative Currency Loan, or to increase the cost to such Lender or the Issuing Bank of participating in or issuing any Letter of Credit or to reduce the amount received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount), then, from time to time, such Lender or the Issuing Bank may provide the Borrower (with a copy thereof to the Administrative Agent) with written notice and demand with respect to such increased costs or reduced amounts, and within five (5) Business Days after receipt of such notice and demand, the Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amounts as will compensate such Lender or the Issuing Bank for any such increased costs incurred or reduction suffered. (b) If any Lender or the Issuing Bank shall have determined that any Change in Law regarding capital or liquidity ratios or requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital (or on the capital of the Parent Company of such Lender or the Issuing Bank) as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender, the Issuing Bank or such Parent Company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies or the policies of such Parent Company with respect to capital adequacy and liquidity), then, from time to time, such Lender or the Issuing Bank may provide the Borrower (with a copy thereof to the Administrative Agent) with written notice and demand with respect to such reduced amounts, and within five (5) Business Days after receipt of such notice and demand the Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amounts as will compensate such Lender, the Issuing Bank or such Parent Company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender, the Issuing Bank or the Parent Company of such Lender or the Issuing Bank, as the case may be, specified in Sections 2.18(a) or 2.18(b) shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive, absent manifest error. The Borrower shall pay any such Lender or the Issuing Bank, as the case may be, such amount or amounts within five (5) Business Days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.18 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation. Section 2.19. Funding Indemnity. In the event of (a) the payment of any principal of a SOFR Loan or Alternative Currency Term Rate Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of a SOFR Loan or Alternative Currency Term Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure by the Borrower to borrow, prepay, convert or continue any SOFR Loan or

60 Alternative Currency Term Rate Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), then, in any such event, the Borrower shall compensate each Lender, within ten (10) days after written demand from such Lender, for any loss, cost or expense attributable to such event. In the case of a SOFR Loan or Alternative Currency Term Rate Loan, such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Loan if such event had not occurred at Term SOFR or the Alternative Currency Term Rate applicable to such Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan) over (B) the amount of interest that would accrue on the principal amount of such Loan for the same period if Term SOFR or the Alternative Currency Term Rate were set on the date such Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Loan. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 2.19, each Lender shall be deemed to have funded each Alternative Currency Term Rate Loan made by it at the Alternative Currency Term Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Alternative Currency Term Rate Loan was in fact so funded. A certificate as to any additional amount payable under this Section 2.19 submitted to the Borrower by any Lender (with a copy to the Administrative Agent) shall be conclusive, absent manifest error. Section 2.20. Taxes. (a) For purposes of this Section 2.20, the term “Lender” includes any Issuing Bank and the term “applicable Law” includes FATCA. For purposes of subsection (g) of this Section 2.20, the term “Lender” also includes any successor Administrative Agent. (b) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after making such deduction or withholding (including such deductions and withholdings applicable to additional sums payable under this Section 2.20) the applicable Recipient shall receive an amount equal to the sum it would have received had no such deduction or withholding been made. (c) In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes(including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability and the calculation thereof delivered to the Borrower by a Lender (with a copy to the

61 Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Each Lender shall severally indemnify the Administrative Agent, within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.4(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e). (f) As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.20, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), properly completed and duly executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

62 (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, properly completed and duly executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, properly completed and duly executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits”, “other income” or other applicable article of such tax treaty; (2) properly completed and duly executed originals of IRS Form W-8ECI, (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 2.20-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, properly completed and duly executed originals of IRS Form W- 8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W- 8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.20-2 or Exhibit 2.20-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership for U.S. federal income tax purposes and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.20-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding

63 Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party incurred in connection with such refund and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.21. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

64 (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Sections 2.18, 2.19 or 2.20, or otherwise) (x) in all cases other than principal of and interest on Loans denominated in an Alternative Currency, in Dollars prior to 2:00 p.m. on the date when due and (y) in the case of principal of and interest on Loans denominated in an Alternative Currency, in such Alternative Currency not later than the Applicable Time specified by the Administrative Agent on the date when due, in the case of each of clauses (x) and (y), in Same Day Funds, free and clear of any defenses, rights of set-off, counterclaim, or withholding or deduction of taxes. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.18, 2.19 and 2.20 and 11.3 shall be made directly to the Persons entitled thereto. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied: first, to Administrative Agent’s fees and reimbursable expenses then due and payable pursuant to any of the Loan Documents; second, to all reimbursable expenses of the Lenders and all fees and reimbursable expenses of the Issuing Bank then due and payable pursuant to any of the Loan Documents, pro rata to the Lenders and the Issuing Bank based on their respective pro rata shares of such fees and expenses; third, to interest and fees then due and payable hereunder, pro rata to the Lenders based on their respective pro rata shares of such interest and fees; and fourth, to the payment of principal of the Loans and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) If any Lender or the Issuing Bank shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans or other obligations hereunder that would result in such Lender or the Issuing Bank receiving payment of a greater proportion of the aggregate amount of its Revolving Credit Exposure, Term Loans and accrued interest and fees thereon than the proportion received by any other Lender or the Issuing Bank with respect to its Revolving Credit Exposure or Term Loans, as applicable, then the Lender or the Issuing Bank receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Credit Exposure and/or Term Loans of other Lenders or other Issuing Banks (if applicable) to the extent necessary so that the benefit of all such payments shall be shared by the Lenders and Issuing Banks, as applicable, ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Credit Exposure and/or Term Loans, as applicable; provided, that (i) if any such participations are purchased and all or any

65 portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 2.21(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Credit Exposure or Term Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.21(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender or the Issuing Bank acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender or the Issuing Bank were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) Notwithstanding anything herein to the contrary, any amount paid by the Borrower for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, reimbursement of LC Disbursements, indemnity payments or other amounts) will be retained by the Administrative Agent in a segregated non-interest bearing account until the Revolving Commitment Termination Date at which time the funds in such account will be applied by the Administrative Agent, to the fullest extent permitted by Law, in the following order of priority: first to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement, second to the payment of any amounts owing by such Defaulting Lender to the Issuing Bank and the Swingline Lender under this Agreement, third to the payment of interest due and payable to the Lenders hereunder that are not Defaulting Lenders, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Lenders hereunder that are not Defaulting Lenders, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay principal and unreimbursed LC Disbursements then due and payable to the Lenders hereunder that are not Defaulting Lenders, ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Lenders hereunder that are not Defaulting Lenders, and seventh to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct. Section 2.22. Letters of Credit. (a) General.

66 (i) During the Availability Period, the Issuing Bank, in reliance (among other things) upon the agreements of the other Lenders pursuant to Sections 2.22(d) and 2.22(e), may, in its sole discretion, issue, at the request of the Borrower, Letters of Credit for the account of the Borrower or, subject to Section 2.22(l), any Subsidiary (as specified by the Borrower in the request for such Letter of Credit) on the terms and conditions hereinafter set forth; provided, that (1) each Letter of Credit shall expire on the earlier of (A) the date one year after the date of issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, one year after the then current expiration date of such Letter of Credit) and (B) the date that is five (5) Business Days prior to the Revolving Commitment Termination Date (which in no event shall extend beyond the date referred to in clause (B) above, except to the extent cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the Issuing Bank); (2) each Letter of Credit shall be in a stated amount of at least $100,000; and (3) the Borrower may not request the issuance, extension, reinstatement or other amendment of any Letter of Credit if, after giving effect to such issuance, extension, reinstatement or other amendment (A) the aggregate LC Exposure would exceed the LC Commitment or (B) the aggregate Revolving Credit Exposure of all Lenders would exceed the Aggregate Revolving Commitments. (ii) Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank without recourse a participation in each Letter of Credit issued by the Issuing Bank equal to such Lender’s Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit on the date of issuance with respect to all Letters of Credit. Each issuance of a Letter of Credit shall be deemed to utilize the Revolving Commitment of each Lender by an amount equal to the amount of such participation. (iii) Additionally, the Issuing Bank shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or request that the Issuing Bank refrain from, or any Law applicable to the Issuing Bank shall prohibit the issuance of letters of credit generally or such Letter of Credit in particular, any such order, judgment or decree, or Law shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Closing Date and that the Issuing Bank in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally; or (C) the proceeds of such Letter of Credit would be made available to any Person (x) to fund any activity or business of or with any Sanctioned Person or in any Sanctioned Countries, that, at the time of such funding, is the subject of any Sanctions or (y) in any manner that would result in a violation of any Sanctions by any party to this Agreement.

67 The Issuing Bank shall be under no obligation to issue any amendment to any Letter of Credit if the Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof. (b) Requests for Issuance, Extension, Reinstatement or Other Amendment. To request the issuance of a Letter of Credit (or the extension of its term, reinstatement of amounts paid, or other amendment of its terms and conditions), the Borrower shall give the Issuing Bank and the Administrative Agent irrevocable written notice at least three (3) Business Days prior to the requested date of such issuance, extension, reinstatement or other amendment specifying the date (which shall be a Business Day) such Letter of Credit is to be issued (or amended, extended, reinstated or amended as the case may be), the expiration date of such Letter of Credit, the amount of such Letter of Credit, the name and address of the beneficiary thereof, whether such Letter of Credit shall be issued on the account of the Borrower or a Subsidiary, and such other information as shall be necessary to prepare, extend, reinstate or otherwise amend such Letter of Credit. In addition to the satisfaction of the conditions in Article III, the issuance of such Letter of Credit (or any amendment which increases the amount of such Letter of Credit) will be subject to the further conditions that such Letter of Credit shall be in such form and contain such terms as the Issuing Bank shall approve and that the Borrower and/or the applicable Subsidiary shall have executed and delivered any additional applications, agreements and instruments relating to such Letter of Credit as the Issuing Bank shall reasonably require; provided, that in the event of any conflict between such applications, agreements or instruments and this Agreement, the terms of this Agreement shall control. (c) Process for Issuance. At least two (2) Business Days prior to the issuance of any Letter of Credit, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received such notice and if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the Issuing Bank has received notice from the Administrative Agent on or before the Business Day immediately preceding the date the Issuing Bank is to issue the requested Letter of Credit directing the Issuing Bank not to issue the Letter of Credit because such issuance is not then permitted hereunder because of the limitations set forth in Section 2.22(a) or that one or more conditions specified in Article III are not then satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue such Letter of Credit in accordance with the Issuing Bank’s usual and customary business practices. (d) Disbursement Procedures. The Issuing Bank shall examine all documents purporting to represent a demand for payment under a Letter of Credit promptly following its receipt thereof. The Issuing Bank shall notify the Borrower and the Administrative Agent of such demand for payment and whether the Issuing Bank has made or will make a LC Disbursement thereunder; provided, that such notice need not be given prior to payment by the Issuing Bank any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to such LC Disbursement. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Issuing Bank for any LC Disbursements paid by the Issuing Bank in respect of such drawing, without presentment, demand or other formalities of any kind. Unless the Borrower shall have notified the Issuing Bank and the Administrative Agent prior to 2:00 p.m. on the Business Day immediately prior to the date on which such drawing is honored that the Borrower intends to reimburse the Issuing Bank for the amount of such drawing in funds other than from the proceeds of Revolving Loans, the Borrower shall be deemed to have timely given a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders to make a Base Rate Borrowing on the date on which such drawing is honored in an exact amount due to the Issuing Bank; provided, that for

68 purposes solely of such Borrowing, the conditions precedent set forth in Section 3.2 hereof shall not be applicable. The Administrative Agent shall notify the Lenders of such Borrowing in accordance with Section 2.3, and each Lender shall make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Issuing Bank in accordance with Section 2.6. The proceeds of such Borrowing shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for such LC Disbursement. (e) Reimbursement by Lenders. If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Issuing Bank) shall be obligated to fund the participation that such Lender purchased pursuant to Section 2.22(a) in an amount equal to its Pro Rata Share of such LC Disbursement on and as of the date which such Base Rate Borrowing should have occurred. Each Lender’s obligation to fund its participation shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have against the Issuing Bank or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of the Aggregate Revolving Commitments, (iii) any adverse change in the condition (financial or otherwise) of Parent, the Borrower or any of its Subsidiaries, (iv) any breach of this Agreement by the Borrower or any other Lender, (v) any amendment, renewal or extension of any Letter of Credit or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. On the date that such participation is required to be funded, each Lender shall promptly transfer, in immediately available funds, the amount of its participation to the Administrative Agent for the account of the Issuing Bank. Whenever, at any time after the Issuing Bank has received from any such Lender the funds for its participation in a LC Disbursement, the Issuing Bank (or the Administrative Agent on its behalf) receives any payment on account thereof, the Administrative Agent or the Issuing Bank, as the case may be, will distribute to such Lender its Pro Rata Share of such payment; provided, that if such payment is required to be returned for any reason to the Borrower or to a trustee, receiver, liquidator, custodian or similar official in any bankruptcy proceeding, such Lender will return to the Administrative Agent or the Issuing Bank any portion thereof previously distributed by the Administrative Agent or the Issuing Bank to it. (f) Interim Interest. To the extent that any Lender shall fail to pay any amount required to be paid pursuant to Sections 2.22(d) or 2.22(e) on the due date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from such due date to the date such payment is made at a rate per annum equal to the Federal Funds Rate; provided, that if such Lender shall fail to make such payment to the Issuing Bank within three (3) Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the Base Rate. (g) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding that its reimbursement obligations with respect to the Letters of Credit be Cash Collateralized pursuant to this Section 2.22(g), the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Issuing Bank and the Lenders, an amount in cash equal to 103% of the aggregate LC Exposure of all Lenders as of such date plus any accrued and unpaid fees thereon; provided, that such obligation to Cash Collateralize the reimbursement obligations of the Borrower with respect to the Letters of Credit shall become effective immediately, and such deposit shall become immediately due and payable, without demand or notice of any kind, upon the occurrence

69 of any Event of Default with respect to the Borrower described in Sections 8.1(g), 8.1(h) or 8.1(i). Such deposit shall be held by the Administrative Agent as Cash Collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. The Borrower agrees to execute any documents and/or certificates to effectuate the intent of this Section 2.22(g). Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it had not been reimbursed and to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, with the consent of the Required Lenders, be applied to satisfy other obligations of the Borrower under this Agreement and the other Loan Documents. If the Borrower is required to Cash Collateralize its reimbursement obligations with respect to the Letters of Credit as a result of the occurrence of an Event of Default, such cash collateral so posted (to the extent not so applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (h) Letter of Credit Reports. Upon the request of any Lender, but no more frequently than quarterly, the Issuing Bank shall deliver (through the Administrative Agent) to each Lender and the Borrower a report describing the aggregate Letters of Credit then outstanding. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to such Lender any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding. (i) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements hereunder shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever and irrespective of any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or this Agreement; (ii) the existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary or Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction; (iii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document to the Issuing Bank that does not comply with the terms of such Letter of Credit; (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.22, constitute a

70 legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder; or (vi) the existence of a Default or an Event of Default. Neither the Administrative Agent, the Issuing Bank, any Lender nor any Related Party of any of the foregoing shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, document, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the Issuing Bank; provided, that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts or other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that in the absence of gross negligence, bad faith or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination and that: (i) the Issuing Bank may replace a purportedly lost, stolen, or destroyed original Letter of Credit or amendment thereto with a replacement marked as such or waive a requirement for its presentation; (ii) the Issuing Bank may accept documents that appear on their face to be in substantial compliance with the terms and conditions of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms and conditions of such Letter of Credit (even if not in strict compliance with the terms and conditions of such Letter of Credit) and without regard to any non-documentary condition in such Letter of Credit; (iii) the Issuing Bank shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms and conditions of such Letter of Credit; and (iv) this Section 2.22(i) shall establish the standard of care to be exercised by the Issuing Bank when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable Law, any standard of care stricter than the foregoing). Without limiting the foregoing, none of the Administrative Agent, the Lenders, the Issuing Bank, or any of their respective Related Parties shall have any liability or responsibility by reason of (i) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (ii) the Issuing Bank declining to take up documents and make payment (A) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor or (B) following the Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (iii) the Issuing Bank retaining proceeds of a Letter of Credit based on an

71 apparently applicable attachment order, blocking regulation, or third-party claim notified to the Issuing Bank. The Issuing Bank shall have all of the benefits and immunities (but not the obligations) (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and LC Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the Issuing Bank with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Issuing Bank. (j) ISP. Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued by the Issuing Bank and subject to applicable Laws, (i) each standby Letter of Credit shall be governed by the “International Standby Practices 1998” (ISP98) (or such later revision as may be published by the Institute of International Banking Law & Practice on any date any Letter of Credit may be issued) (the “ISP”) and (ii) the Borrower shall specify the foregoing in each Letter of Credit Application submitted for the issuance of a Letter of Credit. Notwithstanding the foregoing, the Issuing Bank shall not be responsible to the Borrower for, and the Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the laws or any order of a jurisdiction where the Issuing Bank or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the International Chamber of Commerce Banking Commission, the Bankers Association for Finance and Trade (BAFT), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such Laws or practice rules. (k) Resignation of Issuing Bank. Any Issuing Bank may resign as an “Issuing Bank” hereunder upon 30 days’ prior written notice to the Administrative Agent, the Lenders and the Borrower; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant Issuing Bank shall have identified a successor Issuing Bank reasonably acceptable to the Borrower willing to accept its appointment as successor Issuing Bank, and the effectiveness of such resignation shall be conditioned upon such successor assuming the rights and duties of the resigning Issuing Bank. In the event of any such resignation as Issuing Bank, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Bank hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the resigning Issuing Bank except as expressly provided above. The Borrower may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the third Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such resignation or termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the resigning or terminated Issuing Bank pursuant to Section 2.14(c). Notwithstanding the effectiveness of any such resignation or termination, the resigning or terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or termination, but shall not be required to issue any additional Letters of Credit or to extend, reinstate, or otherwise amend any then-existing Letter of Credit.

72 (l) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated as a primary obligor to reimburse the Issuing Bank hereunder for any and all drawings under such Letter of Credit and irrevocably waives any defenses that might otherwise be available to it as a guarantor or surety of obligations of such Subsidiary. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. To the extent that any Letter of Credit is issued for the account of any Subsidiary, the Borrower agrees that (i) such Subsidiary shall have no rights against the Issuing Bank, the Administrative Agent or any Lender, (ii) the Borrower shall be responsible for the obligations in respect of such Letter of Credit under this Agreement and any application or reimbursement agreement, (iii) the Borrower shall have sole right to give instructions and make agreements with respect to this Agreement and the Letter of Credit, and the disposition of documents related thereto, and (iv) the Borrower shall have all powers and rights in respect of any security arising in connection with the Letter of Credit and the transactions related thereto. The Borrower shall, at the request of the Issuing Bank, cause such Subsidiary to execute and deliver an agreement confirming the terms specified in the immediately preceding sentence and acknowledging that it is bound thereby. Section 2.23. Increase of Commitments; Additional Lenders. (a) So long as no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the financial covenants set forth in Article VI after giving effect thereto, from time to time after the Closing Date, Borrower may, upon at least 15 days’ (or such shorter period of time as the Administrative Agent may agree in its sole discretion) written notice to the Administrative Agent, propose to increase the Aggregate Revolving Commitments or to establish one or more new additional term loans (each, an “Incremental Term Loan”) by an amount not to exceed the Incremental Amount (the amount of any such increase or the principal amount of any such Incremental Term Loan, the “Additional Commitment Amount”) and in a minimum amount of at least $3,000,000 or a larger multiple of $1,000,000. With respect to any Incremental Term Loan, (x) the final maturity date shall be no earlier than the latest Maturity Date for any then existing Term Loan, (y) the weighted average life to maturity of such Incremental Term Loan shall not be shorter than the weighted average life to maturity of any then existing Term Loan and (z) the Applicable Margin for the Incremental Term Loan shall not be more than 75 basis points (0.75%) more than the Applicable Margin with respect to any then existing Term Loan, unless the Applicable Margin for any then existing Term Loan is increased to the Applicable Margin for the Incremental Term Loan minus 75 basis points (0.75%). For the avoidance of doubt, no Lender (or any successor thereto) shall have any obligation to increase its Revolving Commitment or its other obligations under this Agreement and the other Loan Documents or provide any Incremental Term Loan Commitment, and any decision by a Lender to increase its Revolving Commitment or provide any Incremental Term Loan Commitment shall be made in its sole discretion independently from any other Lender. (b) The allocations with respect to any increase to the Revolving Commitments or any Incremental Term Loan shall be determined by the Borrower. The Borrower may designate any bank or other financial institution (which may be, but need not be, one or more of the existing Lenders) which at the time agrees to, in the case of any such Person that is an existing Lender, increase its Revolving Commitment and/or provide an Incremental Term Loan Commitment, as applicable, and in the case of any other such Person (an “Additional Lender”), become a party to this Agreement; provided, however, that any new bank or financial institution must be reasonably acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld or

73 delayed. The sum of the increases in the Revolving Commitments and/or the principal amount of Incremental Term Loans of the existing Lenders pursuant to this subsection (b) plus the Revolving Commitments and/or the principal amount of Incremental Term Loans of the Additional Lenders shall not in the aggregate exceed the unsubscribed amount of the Additional Commitment Amount. (c) An increase in the aggregate amount of the Revolving Commitments or the establishment of any Incremental Term Loan pursuant to this Section 2.23 shall become effective upon the receipt by the Administrative Agent of a supplement or joinder in form and substance reasonably satisfactory to the Administrative Agent executed by the Borrower, by each Additional Lender and by each other Lender providing an increased Revolving Commitment or Incremental Term Loan Commitment, setting forth the new Commitments of such Lenders and setting forth the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof and such evidence of appropriate corporate authorization on the part of the Borrower with respect to the increase in the Revolving Commitments and/or Incremental Term Loan, such opinions of counsel for the Borrower with respect thereto, and such other documentation as the Administrative Agent may reasonably request, it being understood that such supplement or joinder may provide for customary “certain funds provisions” as agreed to by the Borrower and the Lenders providing an Incremental Term Loan Commitment to the extent the proceeds of such Incremental Term Loan are being used to fund any Permitted Acquisition or permitted Investment. (d) Upon the acceptance of any such supplement or joinder by the Administrative Agent, the Commitments shall automatically be increased by the amount of the Commitments added through such supplement or joinder and Schedule I shall automatically be deemed amended to reflect the Commitments of all Lenders after giving effect to the addition of such Commitments. (e) Upon any increase in the aggregate amount of the Revolving Commitments pursuant to this Section 2.23 that is not pro rata among all Lenders, (x) within five (5) Business Days, in the case of any Base Rate Loans then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of any SOFR Loans or Alternative Currency Term Rate Loans then outstanding, the Borrower shall prepay such Loans in their entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Article III, the Borrower shall reborrow Loans from the Lenders in proportion to their respective Revolving Commitments after giving effect to such increase, until such time as all outstanding Loans are held by the Lenders in proportion to their respective Commitments after giving effect to such increase and (y) effective upon such increase, the amount of the participations held by each Lender in each Letter of Credit then outstanding shall be adjusted automatically such that, after giving effect to such adjustments, the Lenders shall hold participations in each such Letter of Credit in proportion to their respective Revolving Commitments. Each of the parties hereto acknowledges and agrees that, if there are any Mortgaged Properties, any increase, extension or renewal of any of the Commitments or Loans (including pursuant to Section 2.23 or any other incremental credit facilities hereunder, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Loans or (iii) the issuance, renewal or extension of Letters of Credit) shall be subject to (and conditioned upon): (1) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Mortgaged Properties as required by Flood Insurance Laws and as otherwise reasonably required by the Administrative Agent and (2) the Administrative Agent shall have received written confirmation from the Lenders that flood

74 insurance due diligence and flood insurance compliance has been completed by the Lenders (such written confirmation not to be unreasonably withheld, conditioned or delayed). Section 2.24. Mitigation of Obligations. If any Lender requests compensation under Section 2.18, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.20, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable under Section 2.18 or Section 2.20, as the case may be, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all documented, out-of-pocket reasonable costs and expenses incurred by any Lender in connection with such designation or assignment. Section 2.25. Replacement of Lenders. If (a) any Lender requests compensation under Section 2.18, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority of the account of any Lender pursuant to Section 2.20, (c) any Lender notifies the Borrower and Administrative Agent that it is unable to fund SOFR Loans or Alternative Currency Loans pursuant to Sections 2.16 or 2.17, (d) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Loan Document that has been approved by the Required Lenders as provided in Section 11.2(b) but requires unanimous consent of all the Lenders or all the Lenders directly affected thereby (as applicable) or (e) if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 11.4(b) all its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender); provided, that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal amount of all Loans owed to it, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (in the case of such outstanding principal and accrued interest) and from the Borrower (in the case of all other amounts), (iii) in the case of a claim for compensation under Section 2.18 or payments required to be made pursuant to Section 2.20, such assignment will result in a reduction in such compensation or payments, (iv) such assignment does not conflict with applicable Law and (v) in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Loan Document, the applicable assignee consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Acceptance shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans pursuant to this Section 2.25 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Acceptance. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Notwithstanding anything in this Section 2.25 to the contrary, (i) any Lender that acts as the Issuing Bank may not be replaced as the Issuing Bank hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a back-stop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to the Issuing Bank or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to the Issuing Bank) have been made with respect to such outstanding Letter of Credit and (ii) the Lender that acts as the Administrative Agent may not be replaced under this Section 2.25.

75 Section 2.26. Reallocation and Cash Collateralization of Defaulting Lender Commitment. (a) If a Revolving Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply, notwithstanding anything to the contrary in this Agreement: (i) the LC Exposure and Swingline Exposure of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Revolving Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Revolving Commitments (calculated as if the Defaulting Lender’s Revolving Commitment was reduced to zero and each Non-Defaulting Lender’s Revolving Commitment had been increased proportionately); provided that (a) the sum of each Non-Defaulting Lender’s total Revolving Credit Exposure may not in any event exceed the Revolving Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (b) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; and (ii) to the extent that any portion (the “unreallocated portion”) of the LC Exposure and Swingline Exposure of any Defaulting Lender cannot be reallocated pursuant to clause (i) for any reason the Borrower will, not later than two (2) Business Days after demand by the Administrative Agent (at the direction of the Issuing Bank and/or the Swingline Lender), (A) Cash Collateralize the obligations of the Defaulting Lender to the Issuing Bank or Swingline Lender in respect of such LC Exposure or Swingline Exposure, as the case may be, in an amount at least equal to the aggregate amount of the unreallocated portion of the LC Exposure and Swingline Exposure of such Defaulting Lender, (B) in the case of such Swingline Exposure, prepay and/or Cash Collateralize in full the unreallocated portion thereof, or (C) make other arrangements reasonably satisfactory to the Administrative Agent, the Issuing Bank and the Swingline Lender in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender. (b) If the Borrower, the Administrative Agent, the Issuing Bank and the Swingline Lender agree in writing in their discretion that any Defaulting Lender has ceased to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, the LC Exposure and the Swingline Exposure of the other Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment, and such Lender will purchase at par such portion of outstanding Revolving Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the Revolving Credit Exposure of the Lenders to be on a pro rata basis in accordance with their respective Revolving Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Revolving Credit Exposure of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing). If any cash collateral has been posted with respect to the LC Exposure or Swingline Exposure of such Defaulting Lender, the Administrative Agent will promptly return such cash collateral to the Borrower; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting

76 Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 2.27. Designated Lenders. Each of the Administrative Agent, the Issuing Bank, the Swingline Lender and each Lender at its option may make any credit extension or otherwise perform its obligations hereunder through any Lending Office (each, a “Designated Lender”); provided that any exercise of such option shall not affect the obligation of such Borrower to repay any credit extension in accordance with the terms of this Agreement. Any Designated Lender shall be considered a Lender; provided that designation of a Designated Lender is for administrative convenience only and does not expand the scope of liabilities or obligations of any Lender or Designated Lender beyond those of the Lender designating such Person as a Designated Lender as provided in this Agreement. ARTICLE III CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT Section 3.1. Conditions To Effectiveness. This Agreement and the obligations of the Lenders (including the Swingline Lender) to make Loans and the obligation of the Issuing Bank to issue any Letter of Credit hereunder shall be effective upon satisfaction or waiver of the following conditions precedent in each case in form and substance reasonably satisfactory to the Administrative Agent and each Lender: (a) Loan Documents. Receipt by the Administrative Agent of a counterpart of this Agreement and the other Loan Documents signed by or on behalf of each party hereto or thereto or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy transmission of such signed signature page) that such party has signed a counterpart of this Agreement and the other Loan Documents to which such party is a party. (b) Organizational Documents; Resolutions and Certificates. Receipt by the Administrative Agent of: (i) a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of such Loan Party’s Organizational Documents and resolutions of its board of directors (or equivalent governing body) and, in terms of any Loan Party incorporated in Finland, resolutions of its shareholders, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party; and (ii) certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of each Loan Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan Party and California and Tennessee. (c) Opinions of Counsel. Favorable written opinions of counsel to the Loan Parties or, in terms of Finland, the Administrative Agent, addressed to the Administrative Agent, the Issuing Bank and each of the Lenders, and covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein in form and substance reasonably satisfactory to the Administrative Agent.

77 (d) Officer’s Closing Certificate. A certificate, dated the Closing Date and signed by a Responsible Officer (the “Closing Certificate”) certifying on behalf of the Loan Parties that (i) after giving effect to any funding of Loans on the Closing Date the conditions specified in Sections 3.2(a) and (b) are satisfied as of the Closing Date, (ii) the condition specified in Section 3.1(f) has been satisfied and (iii) since June 30, 2025, there have been no changes with respect to the Borrower and the Loan Parties which have had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (e) Sources and Uses. A duly executed funds disbursement agreement, together with a report setting forth the sources and uses of the proceeds hereof. (f) Required Consents and Approvals. The Loan Parties shall have received all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any applicable Law, the Organizational Documents of any Loan Party or by any Contractual Obligation of any Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect in all material respects and all applicable waiting periods shall have expired, and no investigation or inquiry by any governmental authority regarding the Loan Documents or any other transaction being financed with the proceeds thereof shall be ongoing. (g) Solvency. A certificate, dated the Closing Date and signed by the chief financial officer or treasurer of each Loan Party, confirming on behalf of the Loan Parties that each Loan Party is Solvent before and after giving effect to the funding of any Loans on the Closing Date and the consummation of the other transactions contemplated herein. (h) [Reserved]. (i) [Reserved]. (j) Personal Property Collateral. (i) Searches of Uniform Commercial Code filings in the jurisdiction of formation of each Loan Party and each other jurisdiction where each Loan Party (other than Saxdor and Saxdor Holdings) owns real property, together with such applicable lien searches as to Saxdor and Saxdor Holdings as are relevant in its jurisdiction of formation; (ii) Uniform Commercial Code financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s reasonable discretion, to perfect the Administrative Agent’s security interest in the Collateral; (iii) To the extent not previously delivered, all certificates evidencing any certificated Capital Stock pledged to the Administrative Agent pursuant to any pledge agreement, together with duly executed in blank, undated stock powers attached thereto (unless, with respect to the pledged Capital Stock of any Foreign Subsidiary, such stock powers are deemed unnecessary by the Administrative Agent in its reasonable discretion under the Law of the jurisdiction of organization of such Person); (iv) Searches of ownership of, and Liens on, United States registered intellectual property owned by each Loan Party in the appropriate governmental offices;

78 (v) Duly executed notices of grant of security interest in the form required by any security agreement as are necessary, in the Administrative Agent’s reasonable discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property owned by the Loan Parties (if and to the extent perfection may be achieved in the United States Patent and Trademark Office or the United States Copyright Office by such filings); and (vi) certificates of insurance issued on behalf of insurers of the Loan Parties, describing in reasonable detail the types and amounts of insurance (property and liability) maintained by the Loan Parties, and naming the Administrative Agent as additional insured on liability policies and lender’s loss payee on property and casualty policies. (k) Patriot Act; Anti-Money Laundering Laws. Provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. (l) [Reserved]. (m) Material Indebtedness. To the extent not previously delivered, copies of all agreements, indentures or notes governing the terms of any Material Indebtedness. (n) Fees and Expenses. The Administrative Agent shall have received payment of all fees, expenses and other amounts due and payable on or prior to the Closing Date, including without limitation reimbursement or payment of all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Arrangers (including reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent or the Arranger. Without limiting the generality of the provisions of Section 3.1, for purposes of determining compliance with the conditions specified in this Section 3.1, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Closing Date specifying its objection thereto. Section 3.2. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions: (a) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing; (b) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects, on and as of the date of such Borrowing or the date of issuance, amendment, extension or renewal of such Letter of

79 Credit, in each case before and after giving effect thereto) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (c) in the case of any Loan denominated in an Alternative Currency, such currency remains an Eligible Currency; (d) the Borrower shall have delivered the required Notice of Borrowing; (e) if a request is made by the Borrower for the issuance of a Letter of Credit, the Administrative Agent shall have received such other documents, certificates or information as the Administrative Agent or the Required Lenders may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent or Required Lenders; provided that any such additional documents, certificates or information may be required only if the circumstances reasonably support such request by the Administrative Agent or Required Lenders, as applicable; and (f) if any Revolving Lender is a Defaulting Lender at the time of any request by the Borrower of a Borrowing of a Swingline Loan or the issuance, amendment, renewal or extension of a Letter of Credit, as applicable, set forth in this Section 3.2, the Issuing Bank will not be required to issue, amend or increase any Letter of Credit and the Swingline Lender will not be required to make any Swingline Loans, unless they are satisfied that 100% of the related LC Exposure and Swingline Exposure is fully covered or eliminated pursuant to Section 2.26. Each Borrowing and each issuance, amendment, extension or renewal of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section 3.2. Section 3.3. Delivery of Documents. All of the Loan Documents, certificates, legal opinions and other documents and papers referred to in this Article III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory in all respects to the Administrative Agent. ARTICLE IV REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Administrative Agent and each Lender, for itself and, as applicable, its Subsidiaries, as follows: Section 4.1. Existence; Power. Each of the Loan Parties (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite corporate, partnership or limited liability company power and authority to carry on their respective business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. Section 4.2. Organizational Power; Authorization. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action. This Agreement has been duly executed and delivered by each

80 Loan Party and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party, will constitute, valid and binding obligations of such Loan Party, enforceable against it in accordance with their respective terms. Section 4.3. Governmental Approvals; No Conflicts. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents, (b) will not violate any Requirement of Law applicable to the Borrower or any of the Loan Parties or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any Contractual Obligation with respect to indentures of the Borrower or any of the Loan Parties or any of their respective assets or violate any Organizational Documents of such Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Loan Parties, except Liens (if any) created under the Loan Documents. Section 4.4. Financial Statements. The Borrower has furnished to the Administrative Agent and each Lender (a) the Audited Financial Statements and (b) the Interim Financial Statements. Such financial statements fairly present in all material respects the consolidated financial condition of (x) PubCo and its Subsidiaries or (y) the Parent and its Subsidiaries, as applicable, as of such dates and the consolidated results of operations and changes in cash flows for such periods in conformity with GAAP consistently applied, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii). Since June 30, 2025, there have been no changes with respect to the Borrower and the Loan Parties which have had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 4.5. Litigation and Environmental Matters. (a) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower, any of the Loan Parties or any of their respective Subsidiaries (i) that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or (ii) which in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document. (b) Except for the matters set forth on Schedule 4.5, none of the Borrower, nor any of the Loan Parties or any of their respective Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability, or (iv) knows of any basis for any Environmental Liability, except, in the case of clauses (i) through (iv) that could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 4.6. Compliance with Laws and Agreements. The Borrower, each of the Loan Parties and each of their respective Subsidiaries is in compliance with (a) all Requirements of Law and all judgments, decrees and orders of any Governmental Authority and (b) all indentures, agreements or other instruments binding upon it or its properties, except where non-compliance, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 4.7. Investment Company Act, Etc. Neither the Borrower nor any of the Loan Parties is (a) an “investment company” or is “controlled” by an “investment company”, as such terms are defined

81 in, or subject to regulation under, the Investment Company Act of 1940, as amended and in effect from time to time, or (b) otherwise subject to any other regulatory scheme limiting its ability to incur debt or requiring any approval or consent from, or registration or filing with, any Governmental Authority in connection therewith. Section 4.8. Taxes. The Borrower and the Loan Parties and each other Affiliate for whose taxes the Borrower or any of the Loan Parties could reasonably become liable have timely filed or caused to be filed all Federal income tax returns and all other material tax returns that are required to be filed by them, and have paid all federal and other material taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except where the same are currently being contested in good faith by appropriate proceedings and for which the Borrower or such Loan Party, as the case may be, has set aside on its books adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and the Loan Parties in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated. Section 4.9. Margin Regulations. None of the proceeds of any of the Loans or Letters of Credit will be used, directly or indirectly, for “purchasing- or “carrying” any -margin stock” within the respective meanings of each of such terms under Regulation U or for any purpose that violates the provisions of Regulation T, Regulation U or Regulation X. Neither the Borrower nor any of the Loan Parties is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock”. Section 4.10. ERISA. Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Plan is in compliance in form and operation with its terms and with ERISA and the Code (including, without limitation, the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations, (ii) each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code either has a remaining period of time to apply for or has received a favorable determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code or is comprised of a master or prototype plan that has received a favorable opinion letter from the Internal Revenue Service, and nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of a Plan with no determination, nothing has occurred that would adversely affect the issuance of a favorable determination letter or otherwise adversely affect such qualification), (iii) no ERISA Event has occurred or is reasonably expected to occur, (iv) there exists no Unfunded Pension Liability with respect to any Plan, (v) as of the date hereof, none of the Borrower, any of the Loan Parties or any ERISA Affiliate is making or accruing an obligation to make contributions to any Multiemployer Plan, (vi) there are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Borrower or any of the Loan Parties, threatened, which would reasonably be expected to be asserted successfully against any Plan, (vii) the Borrower, each of the Loan Parties and each ERISA Affiliate have made all contributions to or under each Plan and Multiemployer Plan required by law within the applicable time limits prescribed thereby, by the terms of such Plan or Multiemployer Plan, respectively, or by any contract or agreement requiring contributions to a Plan or Multiemployer Plan, (viii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has applied for or received an extension of any amortization period within the meaning of Section 412 of the Code or Section 303 of ERISA, (ix) none of the Borrower, any of the Loan Parties or any ERISA Affiliate have ceased operations at a facility so as to become subject to the provisions of Section 4068(a) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Plan subject to Section 4064(a) of ERISA to which it made contributions, (x) each Non-U.S. Plan has been

82 maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, (xi) all contributions required to be made with respect to a Non-U.S. Plan have been timely made and (xii) the present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is required to be funded, determined as of the end of the Borrower’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities. Section 4.11. Ownership of Property; Insurance. (a) Each of the Borrower and the Loan Parties has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business, including all such properties reflected in the most recent audited consolidated balance sheet of the Borrower referred to in Section 4.4 or purported to have been acquired by the Borrower or any of the Loan Parties after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, all leases that individually or in the aggregate are material to the business or operations of the Borrower and the Loan Parties are valid and subsisting and are in full force. (b) Each of the Borrower and the Loan Parties owns, or is licensed or otherwise has the right to use, all of its or such Loan Parties patents, trademarks, service marks, trade names, copyrights and other intellectual property, and the use thereof by the Borrower and the Loan Parties does not infringe on the rights of any other Person, except to the extent that could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (c) The properties of the Borrower and the Loan Parties are insured with financially sound and reputable insurance companies which are not Affiliates of the Borrower, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or any applicable Loan Party operates. (d) As of the Closing Date, (i) all Real Estate owned in fee by the Borrower and the Loan Parties and (ii) Real Estate leased by the Borrower and the Loan Parties, in each case, is depicted on Schedule 4.11(d). (e) With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” with respect to which flood insurance has been made available under Flood Insurance Laws, the applicable Loan Party (A) has obtained and will maintain, with financially sound and reputable insurance companies (except to the extent that any insurance company insuring the Mortgaged Property of the Loan Party ceases to be financially sound and reputable after the Closing Date, in which case, the Borrower shall promptly replace such insurance company with a financially sound and reputable insurance company), such flood insurance in such reasonable total amount as the Administrative Agent and the Lenders may from time to time reasonably require, and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (B) promptly upon request of the Administrative Agent or any Lender, will deliver to the Administrative Agent or such Lender as applicable, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent and such Lender, including, without limitation, evidence of annual renewals of such insurance.

83 Section 4.12. Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders as of the Closing Date all agreements, instruments, and corporate or other restrictions to which the Borrower or any of the Loan Parties is subject, and all other matters known to any of them, that, in any such case, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports (including, without limitation, all reports that the Borrower is required to file with the Securities and Exchange Commission), financial statements, certificates or other written information furnished by or on behalf of the Borrower to the Administrative Agent and the Lenders in connection with the negotiation or syndication of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other written information so furnished), taken as a whole, as of the Closing Date contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information and other forward looking information and information of a general economic or industry nature, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood and agreed that (i) any financial or business projections and other forward looking information are not to be viewed as facts, (ii) any financial or business projections furnished by the Borrower are subject to significant uncertainties and contingencies, which may be beyond the control of the Borrower, and are not a guarantee of financial performance, (iii) no assurance is given by the Borrower that the results of such projections will be realized and (iv) the actual results may differ from the results of such projections and such differences may be material). Section 4.13. Labor Relations. There are no strikes, lockouts or other material labor disputes or grievances against the Borrower or any of the Loan Parties, or, to the Borrower’s knowledge, threatened in writing against or affecting the Borrower or any of the Loan Parties, and no significant unfair labor practice charges or grievances are pending against the Borrower or any of the Loan Parties, or, to the Borrower’s knowledge, threatened against any of them before any Governmental Authority, except in any such case, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. All payments due from the Borrower or any of the Loan Parties pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Borrower or any of the Loan Parties, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 4.14. Subsidiaries. Schedule 4.14 sets forth (a) the name of, the ownership interest of each Loan Party in, the jurisdiction of incorporation or organization of, and the type of, each Subsidiary of Parent and identifies each Subsidiary that is a Loan Party, in each case as of the Closing Date and (b) the authorized Capital Stock of the Parent and each of the Subsidiaries of Parent as of the Closing Date. As of the Closing Date, all of the issued and outstanding Capital Stock of the Parent and each of the Subsidiaries of Holdings is owned by the Persons and in the amounts set forth on Schedule 4.14. The exact legal name of each Loan Party as of the Closing Date is as set forth on the signature pages hereto. Section 4.15. Solvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Loan Parties, taken as a whole, are Solvent. Section 4.16. Deposit and Disbursement Accounts. Schedule 4.16 lists, as of the Closing Date, all banks and other financial institutions at which any Loan Party maintains deposit accounts, lockbox accounts, disbursement accounts, investment accounts or other similar accounts, and correctly identifies the name, address and telephone number of each financial institution, the name in which the account is held, the type of the account, and the complete account number therefor.

84 Section 4.17. Collateral Documents. The Collateral Documents are, subject to any applicable actions required for the perfection of any security interest being duly completed in connection with the effectiveness of this Agreement, effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral, and when UCC financing statements are filed in the appropriate offices, the relevant security interest shall constitute a fully perfected Lien (to the extent that such Lien may be perfected by the filing of a UCC financing statement) and when (ii) the registrations (if any) set out in the Finnish Security Agreement are completed (to the extent able to be perfected by registration), the relevant security interest(s) shall constitute fully perfected Lien(s) on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.2. When the certificates (if any) evidencing all Capital Stock pledged pursuant to the applicable Collateral Documents are delivered to the Administrative Agent, for the benefit of the Lenders, together with appropriate stock powers or other similar instruments of transfer duly executed in blank, the Liens in such Capital Stock shall be fully perfected first priority security interests, perfected by “control” as defined in the UCC. Section 4.18. [Reserved]. Section 4.19. Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance in all material respects by the Parent, the Borrower, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Parent, the Borrower, their Subsidiaries and their respective directors, officers and employees and to the knowledge of the Borrower its agents, are in compliance with Anti-Corruption Laws and applicable Sanctions. None of (a) the Parent, the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Parent, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facilities established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transactions will violate Anti-Corruption Laws or applicable Sanctions. Section 4.20. Patriot Act. Each Loan Party and each of its Subsidiaries is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. Section 4.21. Fiscal Year. The Loan Parties have the same Fiscal Year. Section 4.22. No EEA Financial Institutions. No Loan Party is an EEA Financial Institution. Section 4.23. Outbound Investment Rules. Neither any Loan Party nor any Subsidiary of any Loan Party is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither any Loan Party nor any Subsidiary of any Loan Party currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if Parent were a U.S. Person or (iii) any other activity that would cause the

85 Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE V AFFIRMATIVE COVENANTS Each Loan Party covenants and agrees that so long as any Lender has a Commitment hereunder, any Obligation remains unpaid or outstanding (other than contingent indemnification obligations or expense reimbursement obligations to the extent no claim giving rise thereto has been asserted), or any Letter of Credit shall remain outstanding, for itself, and, as applicable, its Subsidiaries: Section 5.1. Financial Statements and Other Information. The Borrower will deliver to the Administrative Agent (and the Administrative Agent will deliver to each Lender): (a) within one hundred twenty (120) days after the end of each Fiscal Year of the Loan Parties, (i) internally prepared financial statements for such Fiscal Year for the Parent and its Subsidiaries, containing a consolidating balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Year and the related consolidating statements of income and cash flows of the Parent and its Subsidiaries for such Fiscal Year, in each case in form consistent with such financials delivered under the Existing Credit Agreement, (ii) a copy of the annual audited report for such Fiscal Year for PubCo and its Subsidiaries, containing a consolidated balance sheet of PubCo and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income and cash flows (together with all footnotes thereto) of PubCo and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on by KPMG LLP or other independent public accountants of nationally recognized standing (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to the scope of such audit, except to the extent any qualification results solely from a current maturity of the Loans occurring within one (1) year from the time such opinion is delivered) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations and cash flows of PubCo and its Subsidiaries for such Fiscal Year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (iii) a reconciliation that shows differences between the financial statements referred to the in the foregoing clauses (i) and (ii); (b) within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Loan Parties, an unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of the Parent and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth, in each case, in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year; (c) concurrently with the delivery of the financial statements referred to in subsections (a) and (b) of this Section, a Compliance Certificate signed by the principal executive officer or the principal financial officer of the Borrower (i) certifying as to whether there exists a Default or Event of Default on the date of such certificate and, if a Default or an Event of Default then exists, specifying the details thereof and the action which the Borrower has taken or proposes to take with respect thereto, (ii) setting forth in reasonable detail calculations

86 demonstrating compliance with the financial covenants set forth in Article VI, and (iii) specifying any change in the identity of the Loan Parties as of the end of such Fiscal Year or Fiscal Quarter from the Loan Parties identified to the Administrative Agent and the Lenders on the Closing Date or as of the most recent Fiscal Year or Fiscal Quarter, as the case may be, and (iv) stating whether any change in GAAP or the application thereof has occurred since the date of the mostly recently delivered audited consolidated financial statements of the Borrower and the Loan Parties to the extent that such change has an effect on the financial statements accompanying such Compliance Certificate; (d) [reserved]; (e) within sixty (60) days after the end of each Fiscal Year, forecasts and a pro forma budget for the Fiscal Year then in progress, containing an income statement, balance sheet and statement of cash flow; (f) promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of the Borrower or any of the Loan Parties as the Administrative Agent and the Lenders, through the Administrative Agent, may reasonably request. Documents required to be delivered pursuant to Section 5.1(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on a publicly available website maintained by or on behalf of the SEC for access to documents filed in the EDGAR database (the “EDGAR Website”). Section 5.2. Notices of Material Events. The Borrower will furnish to the Administrative Agent (and the Administrative Agent will furnish to each Lender) prompt written notice of the following: (a) the occurrence of any Default or Event of Default, upon knowledge thereof by a Responsible Officer of the Borrower; (b) promptly and, in any event, within five (5) Business Days after a Responsible Officer of the Borrower obtains knowledge of the occurrence thereof, the filing or commencement of, or any material development in, any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Borrower, affecting the Borrower or any of the Loan Parties which could reasonably be expected to result in a Material Adverse Effect; (c) promptly and, in any event, within five (5) Business Days after a Responsible Officer of the Borrower obtains knowledge of the occurrence thereof, the occurrence of any event or any other development by which the Borrower or any of the Loan Parties (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability, in each case which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; (d) promptly and in any event within five (5) Business Days after (i) the Borrower or any of the Loan Parties or an ERISA Affiliate knows or has reason to know that any ERISA Event has occurred that could result in liability to the Borrower or any of the Loan Parties, a

87 certificate of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, proposed to be taken with respect to such ERISA Event and a copy of any notice filed with the PBGC or the IRS pertaining to any ERISA Event and any notices received by the Borrower, such Loan Party or such ERISA Affiliate from the PBGC or any other governmental agency with respect thereto and (ii) becoming aware (1) that that there has been an increase in Unfunded Pension Liabilities (not taking into account Plans with negative Unfunded Pension Liabilities) since the date the representations hereunder are given or deemed given, or from any prior notice, as applicable, (2) of the existence of any Withdrawal Liability, (3) of the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Borrower, any of the Loan Parties or any ERISA Affiliate, or (4) of the adoption of any amendment to a Plan subject to Section 412 of the Code which results in a material increase in contribution obligations of the Borrower, any of the Loan Parties or any ERISA Affiliate, a detailed written description thereof from the chief financial officer of the Borrower; (e) promptly and, in any event, within five (5) Business Days after a Responsible Officer of the Borrower obtains knowledge of the occurrence thereof, the occurrence of any event of default, or the receipt by the Borrower or any of the Loan Parties of any written notice of an alleged default or event of default, with respect to any Material Indebtedness of the Borrower or any of the Loan Parties; (f) [Reserved]; (g) promptly and, in any event, within five (5) Business Days after a Responsible Officer of the Borrower obtains knowledge of the occurrence thereof, any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (h) promptly and, in any event, within five (5) Business Days after a Responsible Officer of the Borrower obtains knowledge of the occurrence thereof, any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification. Section 5.3. Additional Deliverables. The Borrower will furnish to the Administrative Agent (and the Administrative Agent will furnish to each Lender) the following: (a) promptly and in any event at least twenty (20) days prior thereto (or such shorter period of time acceptable to the Administrative Agent), notice of any change (i) in any Loan Party’s legal name, (ii) in any Loan Party’s chief executive office, its principal place of business, any office in which it maintains books or records or any office or facility at which Collateral with a value in excess of $2,500,000 owned by it is located, (iii) in any Loan Party’s legal structure (e.g., corporation, partnership or LLC), (iv) in any Loan Party’s federal taxpayer identification number or organizational number, or (v) in any Loan Party’s jurisdiction of organization; and (b) within thirty (30) days after receipt thereof, a copy of any material environmental report or site assessment obtained by or for the Borrower or any of the Loan Parties after the Closing Date on any Real Estate subsequently owned by the Loan Parties. Each notice or other document delivered under this Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice or other document and any action taken or proposed to be taken with respect thereto. Section 5.4. Existence; Conduct of Business. The Borrower will, and will cause each of the Loan Parties and their respective Subsidiaries to, do or cause to be done all things necessary to preserve,

88 renew and maintain in full force and effect its: (x) legal existence and (y) its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and in the case of (y), to the extent that failure to do so would not reasonably be expected to result in a Material Adverse Effect; provided that nothing in this Section shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3 or the sale or other disposition of assets permitted under Section 7.6. Section 5.5. Compliance with Laws, Etc. The Borrower will, and will cause each of the Loan Parties and their respective Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its business and properties, including, without limitation, all Environmental Laws, ERISA and OSHA, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to promote and achieve compliance by the Borrower, each of the Loan Parties, and their respective Subsidiaries, directors, officers, employees and agents with applicable Anti-Corruption Laws and applicable Sanctions. Section 5.6. Payment of Obligations. The Borrower will, and will cause each of the Loan Parties to, pay and discharge at or before maturity all of its material obligations and liabilities (including, without limitation, all federal and other material taxes, assessments and other governmental charges, levies and all other claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Borrower or such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, or (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Section 5.7. Books and Records. The Borrower will, and will cause each of the Loan Parties to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of the Parent and its Subsidiaries in conformity with GAAP in all material respects. Section 5.8. Visitation, Inspection, Etc. The Borrower will, and will cause each of the Loan Parties to, permit any representative of the Administrative Agent or any Lender, upon reasonable request, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, during normal business hours and as often as Administrative Agent or such Lender may reasonably request after reasonable prior notice to the Borrower; provided that if an Event of Default has occurred and is continuing, no prior notice shall be required; provided, further, if no Event of Default has occurred and is continuing, the Borrower shall only be responsible for reimbursing costs and expenses incurred pursuant to this Section 5.8 no more than (1) time per Fiscal Year. Section 5.9. Maintenance of Properties; Insurance. The Borrower will, and will cause each the Loan Parties to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, (b) maintain with financially sound and reputable insurance companies which are not Affiliates of the Borrower (i) insurance with respect to its properties and business, and the properties and business of the Loan Parties, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations and (ii) all insurance required to be maintained pursuant to the Collateral Documents, and will, upon request of the Administrative Agent at reasonable intervals provide a certificate of a Responsible Officer setting forth the nature and extent of all insurance maintained by the Borrower and the Loan Parties in accordance with this Section, (c) at all times shall name the Administrative Agent as

89 additional insured on all liability policies of the Borrower and the Loan Parties and as loss payee (pursuant to a loss payee endorsement reasonably approved by the Administrative Agent) on all casualty and property insurance policies of the Borrower and the Loan Parties and (d) cause all Mortgaged Property that constitutes Flood Hazard Property to be covered by flood insurance provided under the National Flood Insurance Program (or with private insurance endorsed to cause such private insurance to be fully compliant with the federal law as regards private placement insurance applicable to the National Flood Insurance Program, with commercially reputable insurance companies not Affiliates of the Borrower and reasonably acceptable to the Administrative Agent), in such amounts and with such deductibles as the Administrative Agent may reasonably request (and without limiting the foregoing, in compliance with applicable Flood Insurance Laws). Section 5.10. Use of Proceeds and Letters of Credit. The Borrower will use the proceeds of the Loans to refinance existing Indebtedness, to finance Capital Expenditures, Permitted Acquisitions, and working capital needs, and for other general corporate purposes of the Borrower and the Loan Parties. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulation T, Regulation U or Regulation X. All Letters of Credit will be used for general corporate purposes. No portion of the proceeds of any Borrowing or Letter of Credit will be used, directly or, to the knowledge of a Responsible Officer of the Borrower, indirectly, (i) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or any other Person acting in an official capacity in violation of Anti-Corruption Laws in any material respect, or (ii)(A) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (B) in any other manner that would result in the violation of any Sanctions applicable to any party hereto. Section 5.11. Casualty and Condemnation. The Borrower (a) will furnish to the Administrative Agent prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or preceding for the taking of any material portion of any Collateral under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the net cash proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents. Section 5.12. Cash Management. The Borrower shall, and shall cause the Loan Parties to: (a) except for Excluded Accounts, maintain all cash management and treasury business with the Administrative Agent, any Lender, or any Affiliate of any Lender, including, without limitation, all deposit accounts, disbursement accounts, investment accounts and lockbox accounts (each such deposit account, disbursement account, investment account and lockbox account, a “Depository Account”); except for the Excluded Accounts, each Depository Account shall secure payment of the Obligations and be subject to first priority Lien to the Administrative Agent, for the benefit of the holders of the Obligations, subject to Liens permitted under Section 7.2 hereof, perfected either automatically or under the UCC; and (b) deposit promptly, and in any event no later than ten (10) Business Days after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other Collateral into a Depository Account Section 5.13. Additional Subsidiaries and Collateral.

90 (a) In the event that, subsequent to the Closing Date, (x) any Person becomes a Subsidiary (other than an Excluded Subsidiary), whether pursuant to formation, acquisition or otherwise, or (y) any Subsidiary ceases to be an Excluded Subsidiary, (i) the Borrower shall promptly notify the Administrative Agent thereof and (ii) within thirty (30) days (or such longer period as agreed by the Administrative Agent in its sole discretion) after such Subsidiary is formed or acquired or ceases to be an Excluded Subsidiary, as applicable, the Borrower shall cause such Subsidiary to become a new Guarantor and to grant Liens in favor of the Administrative Agent in all of its personal property by executing and delivering to the Administrative Agent a Joinder Agreement substantially in the form of Exhibit 5.13 or otherwise in form and substance reasonably satisfactory to the Administrative Agent, together with such other documents in connection therewith as the Administrative Agent shall reasonably request (including, without limitation, certified organizational documents, resolutions, lien searches and legal opinions), and authorizing and delivering, at the request of the Administrative Agent, such UCC financing statements or similar instruments required by the Administrative Agent to perfect the Liens in favor of the Administrative Agent, for the benefit of the holders of the Obligations, and granted under any of the Loan Documents, provided that no Domestic Subsidiary that is a CFC Holdco shall be required to become a Guarantor hereunder or grant Liens or otherwise pledge any of its assets as Collateral hereunder or under any other Loan Document. (b) In addition, within thirty (30) days after the date any Person becomes a Domestic Subsidiary, the Borrower shall, or shall cause the applicable Loan Party to (i) pledge all of the Capital Stock of such Domestic Subsidiary to the Administrative Agent, for the benefit of the holders of the Obligations, as security for the Obligations by executing and delivering such documentation as reasonably required by Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent, provided that the pledge of the Capital Stock of a Domestic Subsidiary that is a CFC Holdco shall be limited to 65% of the issued and outstanding voting Capital Stock and 100% of the issued and outstanding non-voting Capital Stock of such Domestic Subsidiary, and (ii) to the extent certificated, deliver the original certificates evidencing such pledged Capital Stock to the Administrative Agent, for the benefit of the holders of the Obligations, together with appropriate powers executed in blank. (c) In the event that, subsequent to the Closing Date, any Person becomes a Foreign Subsidiary, whether pursuant to formation, acquisition or otherwise, (x) the Borrower shall promptly notify the Administrative Agent thereof, and (y) to the extent such Foreign Subsidiary is owned directly by any Loan Party, within sixty (60) days after such Person becomes a Foreign Subsidiary or, if the Administrative Agent determines in its sole discretion that the Borrower is working in good faith, such longer period as the Administrative Agent shall permit, the Borrower shall, or shall cause the applicable Loan Party to (i) pledge all of the Capital Stock of such Foreign Subsidiary (provided that, the pledge of the voting Capital Stock of any such Foreign Subsidiary that is a CFC shall be limited to 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary) to the Administrative Agent, for the benefit of the holders of the Obligations, as security for the Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent, (ii) to the extent certificated, deliver the original certificates evidencing such pledged Capital Stock to the Administrative Agent, together with appropriate powers executed in blank and (iii) deliver all such other documentation (including, without limitation, certified organizational documents, resolutions, lien searches and legal opinions) and to take all such other actions as the Administrative Agent may reasonably request. (d) [Reserved].

91 (e) The Borrower agrees that, following the delivery of any Collateral Documents required to be executed and delivered by this Section, the Administrative Agent shall have a valid and enforceable, first priority perfected Lien on the property required to be pledged pursuant to subsections (a) and (b) of this Section (to the extent that such Lien can be perfected by execution, delivery and/or recording of the Collateral Documents or UCC financing statements, or possession of such Collateral), free and clear of all Liens other than Liens expressly permitted by Section 7.2. All actions to be taken pursuant to this Section shall be at the expense of the Borrower or the applicable Loan Party, and shall be taken to the reasonable satisfaction of the Administrative Agent. Section 5.14. Additional Real Estate; Leased Locations. (a) To the extent otherwise permitted hereunder, if any Loan Party proposes to acquire a fee ownership interest in Real Estate after the Closing with a value in excess of $50,000,000 per individual property, it shall execute and deliver to the Administrative Agent such Real Estate Documents as the Administrative Agent shall reasonably require, and to deliver all such other documentation (including, without limitation, certified organizational documents, resolutions, lien searches, title insurance policies, surveys, environmental reports and legal opinions) and to take all such other actions as such Subsidiary would have been required to deliver and take pursuant to Section 3.1 if such Subsidiary had been a Loan Party on the Closing Date. Notwithstanding the foregoing, the Administrative Agent shall not enter into any Mortgage in respect of any real property acquired by any Loan Party after the Closing Date until (1) the date that occurs 45 days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (A) a notification to the Borrower of that fact and (if applicable) notification to the Borrower that flood insurance coverage is not available and (B) evidence of the receipt by the Borrower of such notice; and (iii) if such notice is required to be provided to the Borrower and flood insurance is available in the community in which such real property is located, evidence of required flood insurance and (2) the Administrative Agent shall have received written confirmation from the Lenders the that flood insurance due diligence and flood insurance compliance has been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed). (b) To the extent otherwise permitted hereunder, if any Loan Party proposes to lease any Real Estate and maintain Collateral thereon in excess of $10,000,000 per individual property, it shall provide to the Administrative Agent a copy of such lease and a Collateral Access Agreement from the landlord of such leased property or the bailee with respect to any warehouse or other location where such books, records or Collateral will be stored or located, which agreement or letter shall be reasonably satisfactory in form and substance to the Administrative Agent; provided that if such Loan Party is unable to deliver any such Collateral Access Agreement after using its commercially reasonable efforts to do so, the Administrative Agent may waive the foregoing requirement in its reasonable discretion. Section 5.15. Further Assurances. The Borrower will, and will cause each other Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents), which may be required under any applicable law, or which the Administrative Agent may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created by the Collateral Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the

92 Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents. ARTICLE VI FINANCIAL COVENANTS Each Loan Party covenants and agrees that so long as any Lender has a Commitment hereunder, any Obligation remains unpaid or outstanding (other than contingent indemnification obligations or expense reimbursement obligations to the extent no claim giving rise thereto has been asserted), or any Letter of Credit shall remain outstanding: Section 6.1. Consolidated Interest Coverage Ratio. The Parent and its Subsidiaries on a consolidated basis will maintain, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on September 30, 2026, a Consolidated Interest Coverage Ratio of at least 3.00:1.00. Section 6.2. Consolidated Leverage Ratio. The Parent and its Subsidiaries on a consolidated basis will maintain, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on September 30, 2026, a Consolidated Leverage Ratio of not greater than 3.00:1.00; provided that, the maximum Consolidated Leverage Ratio permitted to be maintained pursuant to this Section 6.2 shall increase by (i) 0.50:1.00 for the Fiscal Quarter in which a Qualified Acquisition has occurred and for the subsequent three Fiscal Quarters and (ii) 0.25:1.00 for the fifth and sixth Fiscal Quarters after which a Qualified Acquisition has occurred; provided further, that, in no event shall the maximum Consolidated Leverage Ratio permitted under this Section 6.2 exceed 3.50:1.00 as the result of any such “step-up” provided for herein. ARTICLE VII NEGATIVE COVENANTS Each Loan Party covenants and agrees that so long as any Lender has a Commitment hereunder, any Obligation remains unpaid or outstanding (other than contingent indemnification obligations or expense reimbursement obligations to the extent no claim giving rise thereto has been asserted), or any Letter of Credit shall remain outstanding, on behalf of itself, and its Subsidiaries as applicable: Section 7.1. Indebtedness. The Borrower will not, and will not permit any of the Loan Parties or their respective Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness created pursuant to the Loan Documents; (b) Indebtedness of the Borrower and the Loan Parties existing on the date hereof and set forth on Schedule 7.1 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof; (c) Indebtedness of (i) the Borrower owing to any Loan Party and of any Loan Party owing to the Borrower or any other Loan Party, (ii) any Subsidiary that is not a Loan Party owing to any other Subsidiary that is not a Loan Party and (iii) any Subsidiary that is not Loan Party owing to any Loan Party; provided, that the aggregate principal amount of all such Indebtedness outstanding under this clause (iii) at any one time shall be subject to Section 7.4(e);

93 (d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided that, guarantees of any Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 7.4; (e) Permitted Subordinated Debt; (f) Hedging Obligations permitted by Section 7.10; (g) Purchase money indebtedness or Capital Lease Obligations of the Borrower and the Loan Parties (including any Person that becomes a Loan Party after the date of this Agreement) in an aggregate principal amount not to exceed $25,000,000 in an aggregate principal amount at any time outstanding; (h) Earn-outs, indemnification obligations, purchase price adjustments, non-compete obligations and similar adjustments in respect of Permitted Acquisitions or other asset sales permitted hereunder; (i) Indebtedness of the Loan Parties with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business (including surety or similar bonds issued in connection with the stay of a proceeding of the type described in Section 8.1 (1)); (j) Indebtedness owed to any Person (including obligations in respect of letters of credit for the benefit of such Person) providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (k) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is promptly extinguished; (l) Indebtedness arising in connection with endorsement of instruments or other payment items for deposit in the ordinary course of business; (m) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business; provided that such Indebtedness does not remain outstanding for more than five (5) consecutive Business Days; (n) Indebtedness owed to any Person providing property, casualty, liability or other insurance to Parent or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the period in which such Indebtedness is incurred and such Indebtedness is outstanding only during the period covered by the insurance (not to exceed one year of premiums for any single insurance policy); (o) Indebtedness of a Subsidiary acquired after the Closing Date or an entity merged into or consolidated or amalgamated with the Borrower or any Subsidiary after the Closing Date and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness in each case exists at the time of such acquisition, merger or consolidation or amalgamation and is not created in contemplation of such event and where such acquisition, merger, consolidation or

94 amalgamation is permitted by this Agreement; provided the aggregate principal amount of Indebtedness incurred pursuant to this clause (o) does not exceed $10,000,000 at any time outstanding; (p) Indebtedness permitted under Section 7.4; (q) Indebtedness incurred by the Parent or any of its Subsidiaries in respect of bank guarantees, warehouse receipts, letters of credit, or similar instruments issued or created in the ordinary course of business; (r) Indebtedness of the Borrower and the Loan Parties owed to (i) General Motors LLC or one or more of its Affiliates pursuant to the transactions contemplated by that certain Supply Agreement, dated as of November 14, 2016 between Malibu Boats, LLC and General Motors LLC, as amended, restated, supplemented or otherwise modified from time to time and (ii) Yamaha Motor Products or one or more of its Affiliates pursuant to one or more supply or similar agreements to which the Borrower or another Loan Party is party to, as amended, restated, supplemented or otherwise modified from time to time, in the case of clauses (i) and (ii) on a combined basis, not to exceed an aggregate principal amount of $12,500,000 at any time outstanding; (s) Bank Product Obligations; and (t) other Indebtedness in an aggregate principal amount not to exceed the greater of (i) $25,000,000 and (ii) an amount equal to 10% of Consolidated EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements are required to have been delivered under this Agreement, in each case, at any time outstanding. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, all Indebtedness owed by a Loan Party to a Subsidiary that is not a Loan Party shall be unsecured and shall be subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent. Section 7.2. Liens. The Borrower will not, and will not permit any of the Loan Parties or their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired, except any of the foregoing (each a “Permitted Encumbrance”): (a) Liens securing the Obligations; (b) Liens listed in Schedule 7.2 and existing on the date of this Agreement and any replacement Liens (covering the same or a lesser scope of Collateral) in respect of replacement Indebtedness permitted under Section 7.1; (c) purchase money Liens and Liens in respect of Capital Lease Obligations or on acquired Indebtedness permitted by Section 7.1(g); (d) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; (e) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens imposed by law in the ordinary course of business for amounts not more than

95 sixty (60) days past due or which are being contested in good faith by appropriate proceedings and provided that, if delinquent for more than sixty (60) days, adequate reserves have been set aside with respect thereto in accordance with GAAP; (f) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or letters of credit or guaranties issued in respect thereof; (g) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums; (h) deposits or pledges to secure the performance of bids, tenders, trade contracts, governmental contracts, leases, statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (i) judgment and attachment liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; (j) customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code or common law of banks or other financial institutions where the Borrower or any of its Subsidiaries maintains deposits in the ordinary course of business and Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection (or comparable foreign liens); (k) leases, subleases or licenses granted to others or to the Borrower or any Subsidiary (in the ordinary course of business consistent with past practices) and associated negative pledges not interfering in any material respect with the ordinary conduct of the business or operations of such Person; (l) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor under any lease or license permitted by this Agreement; (m) easements, zoning restrictions, rights-of-way, restrictions and similar encumbrances imposed by law or arising in the ordinary course of business that do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower and its Subsidiaries taken as a whole; and (n) Liens on the Real Estate subject to any of the Real Estate Documents identified in any applicable ALTA title policy received by the Administrative Agent (in form and substance reasonably satisfactory to the Administrative Agent) relating to such Real Estate; (o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business, including Liens arising out of a Foreign Customer Finance Program Transaction on the receivables, inventory and other assets or interests subject thereby; (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

96 (q) Liens that are contractual rights of set-off relating to purchase orders and other agreements entered into with customers of the Borrower and its Subsidiaries in the ordinary course of business; (r) Liens arising from precautionary Uniform Commercial Code financing statements; (s) Liens on any property or asset of the Borrower or any Subsidiary securing Indebtedness permitted by Section 7.1(o); (t) Liens securing the Indebtedness permitted by Section 7.1(r); (u) Liens granted by a Subsidiary that is not a Loan Party in favor of the Borrower or any other Loan Party in respect of Indebtedness owed by such Subsidiary; (v) other Liens not specifically listed above securing Indebtedness in an aggregate principal amount not to exceed the greater of (i) $12,500,000 and (ii) an amount equal to 5% of Consolidated EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements are required to have been delivered under this Agreement, in each case, at any time outstanding; and (w) extensions, renewals, or replacements of any Lien referred to in subsections (a) through (s) of this Section; provided that the principal amount of the Indebtedness secured thereby is not increased (other than by any amount of any outstanding or capitalized interest and reasonable fees and expenses incurred in connection therewith) and that any such extension, renewal or replacement is limited to the assets permitted to be encumbered thereby. Section 7.3. Fundamental Changes. (a) Excluding Permitted Acquisitions, the Borrower will not, and will not permit any of the Loan Parties or their respective Subsidiaries to, make any Acquisitions, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of the Loan Parties (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided that if, at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (i) the Borrower or any Loan Party may merge with a Person if the Borrower (or such Loan Party if the Borrower is not a party to such merger) is the surviving Person, (ii) any Loan Party may merge into another Loan Party, so long as the Borrower and Parent are at all times surviving entities, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to the Parent or any other Loan Party, (iv) any Loan Party (other than the Borrower or the Parent) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (v) any Excluded Subsidiary may liquidate or dissolve or be merged into a Loan Party or another Excluded Subsidiary; provided, further, that any such merger involving a Person that is not a wholly owned Subsidiary of Borrower or Parent immediately prior to such merger shall not be permitted unless also permitted by Section 7.4. (b) The Borrower will not, and will not permit any of the Loan Parties to, engage in any business other than businesses of the type conducted by the Borrower and the Loan Parties on the date hereof and businesses or lines of business incidental or reasonably related thereto.

97 For the avoidance of doubt, this Section 7.3 does not constitute an automatic release of security in terms of any of the assets pledge under the Finnish Security Agreement and disposed of pursuant to this Section 7.3. Section 7.4. Investments, Loans, Etc. The Borrower will not, and will not permit any of the Loan Parties to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary of Borrower or Parent prior to such merger) any Capital Stock, evidence of Indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called “Investments”), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit, except: (a) Investments (other than Permitted Investments) existing on the date hereof and set forth on Schedule 7.4 (including Investments in the Loan Parties); (b) Permitted Investments; (c) Guarantees by the Borrower and its Subsidiaries constituting Indebtedness permitted by Section 7.1 and Liens permitted by Section 7.2 or other Guarantees by the Borrower and its Subsidiaries of other obligations not constituting Indebtedness incurred in the ordinary course of business; (d) Investments made by (i) the Borrower in or to the Loan Parties, (ii) any Loan Party to the Borrower or in or to another Loan Party and (iii) any Subsidiary that is not a Loan Party to the Borrower or another Subsidiary; (e) Investments made by the Borrower or any Loan Party in Subsidiaries that are not Loan Parties in an aggregate amount invested from the Closing Date not to exceed $15,000,000; (f) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses of the Loan Parties for accounting purposes and that are made in the ordinary course of business; (g) loans or advances to employees, officers or directors of the Borrower or any of the Loan Parties in the ordinary course of business; provided that the aggregate amount of all such loans and advances does not exceed $1,000,000 at any time outstanding; (h) Investments received in connection with the disposition of any asset permitted under Section 7.6; (i) Hedging Transactions permitted by Section 7.10; (j) Investments permitted under Section 7.3, including Permitted Acquisitions and Investments of any Person existing at the time such Person becomes a Loan Party or consolidates or merges with a Loan Party (including in connection with a Permitted Acquisition) in connection with a transaction permitted hereby so long as such Investments were not made in contemplation of such Person becoming a Loan Party or of such consolidation of merger; (k) extensions of trade credit in the ordinary course of business to customers of the Loan Parties and advances made in connection with the purchase of goods or services in the ordinary course of business;

98 (l) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; (m) Receivables, security deposits or other trade payables owing to any Loan Party if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (n) deposit accounts; (o) Investments in the ordinary course of business consisting of endorsements for collection or deposit or lease, utility and other similar deposits and deposits with suppliers in the ordinary course of business; (p) Investments received as consideration in connection with dispositions permitted under Section 7.6; (q) Investments acquired as a result of a Foreign Customer Finance Program Transaction and other Investments arising in connection with the compromise, settlement or collection of such Investments in the ordinary course of business; (r) Investments pursuant to that certain letter of intent dated June 26, 2026 in an aggregate amount not to exceed $20,000,000 for which the Administrative Agent was notified prior to the Closing Date; and (s) other Investments, so long as, after giving effect thereto on a Pro Forma Basis, (i) the Borrower is in compliance with the financial covenant set forth in Section 6.1, (ii) the Consolidated Leverage Ratio as of the most recent date for which financial statements have been delivered as required by Section 5.1(a) or (b), as applicable, is not greater than 2.75:1.00 and (iii) the aggregate amount of unused Revolving Commitments is at least $15,000,000. Section 7.5. Restricted Payments. The Borrower will not, and will not permit any of the Loan Parties to, declare or make, directly or indirectly, any Restricted Payment, except: (a) [reserved]; (b) dividends payable by the Borrower or Parent or a Subsidiary solely in interests of any class of its Capital Stock (other than Capital Stock constituting Indebtedness); (c) the Parent may purchase fractional shares of its capital stock arising out of stock dividends, splits or combinations or mergers, consolidations or other acquisitions and pay cash in lieu of fractional shares upon the exercise of warrants, options or other securities convertible into or exercisable for capital stock of Parent; (d) the Parent may (x) purchase stock or stock options of the Parent from present or former officers, directors or employees of any Loan Party or (y) make payments pursuant to and in accordance with stock option plans or other benefit plans approved by the Parent’s board of directors for directors, officers or employees of the Loan Parties, in each case, in an aggregate amount not to exceed $5,000,000 in any Fiscal Year; (e) payments of Permitted Subordinated Debt permitted under Section 7.11;

99 (f) payments to PubCo permitted under Section 7.7(e); (g) Permitted Tax Distributions; (h) Restricted Payments by any Subsidiary to any Loan Party; (i) the Share Repurchase Payments; and (j) other Restricted Payments by Parent the Borrower, so long as, prior to giving effect thereto, there is no Event of Default under 8.1(a), (b), (h) or (i) hereof, and after giving effect thereto on a Pro Forma Basis, (i) the Borrower is in compliance with the financial covenant set forth in Section 6.1, (ii) the Consolidated Leverage Ratio as of the most recent date for which financial statements have been delivered as required by Section 5.1(a) or (b), as applicable, is not greater than 2.75:1.00 and (iii) the Borrower has Liquidity of at least $15,000,000. Section 7.6. Sale of Assets. The Borrower will not, and will not permit any of the Loan Parties to, convey, sell, lease, assign, transfer or otherwise dispose of any of its assets, business or property or, in the case of any Loan Party (other than the Parent), any shares of such Loan Party’s (other than the Parent’s) Capital Stock, in each case whether now owned or hereafter acquired, to any Person other than the Borrower, the Parent or any other Loan Party (or to qualify directors if required by applicable law), except: (a) the sale or other disposition of obsolete or worn out property or other property not necessary for operations disposed of in the ordinary course of business (including the lapse of registered patents, trademarks and other intellectual property of the Loan Parties to the extent not economically desirable in the conduct of their businesses); (b) the sale of inventory and Permitted Investments in the ordinary course of business or as otherwise permitted under Section 7.2, Section 7.3, Section 7.4 or Section 7.5; (c) sales, assignments, transfers and other dispositions of accounts receivable in connection with the compromise, settlement or collection thereof consistent in the ordinary course of business and not for purposes of financing; (d) leases or subleases entered into in the ordinary course of business and the dispositions thereof, to the extent that they do not materially interfere with the business of the Loan Parties, taken as a whole; (e) licenses or sublicenses of intellectual property or software in the ordinary course of business, to the extent that they do not materially interfere with the business of the Loan Parties; (f) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party; (g) in order to resolve disputes that occur in the ordinary course of business, any Loan Party may discount or otherwise compromise for less than the face value thereof, notes or accounts receivable; (h) sales or other dispositions of assets and property by the Borrower to any other Loan Party or by any Loan Party to the Borrower or any other Loan Party;

100 (i) the sale or other disposition of Real Estate, so long as such Real Estate is not included in the Collateral; provided that, notwithstanding the foregoing, the Borrower shall be permitted to sell the facility of Cobalt Boats, LLC located at 1715 N. 8th Street, Neodesha, Kansas, regardless of whether such facility is currently part of the Collateral; (j) dispositions or exchanges of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such disposition are applied to the purchase price of such replacement property in accordance with Section 2.12(a); (k) the issuance or sale of shares of any Subsidiary’s Capital Stock to qualified directors if required by applicable law; (l) Dispositions permitted by Section 7.3; (m) Dispositions of receivables, inventory and other property in the ordinary course of business in connection with a Foreign Customer Finance Program Transaction; and (n) the sale or other disposition of such assets in an aggregate amount during any twelve (12) month period not to exceed the greater of (i) $25,000,000 and (ii) an amount equal to 10% of Consolidated EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements are required to have been delivered under this Agreement. For the avoidance of doubt, this Section 7.6 does not constitute an automatic release of security in terms of any of the assets pledged under the Finnish Security Agreement and disposed of pursuant to this Section 7.6. Section 7.7. Transactions with Affiliates. The Borrower will not, and will not permit any of the Loan Parties to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Loan Party than could be obtained on an arm’s length basis from unrelated third parties; (b) transactions between or among the Borrower, the Parent and any Subsidiary not involving any other Affiliates; (c) equity contributions to, and the issuance of Capital Stock by, Parent; (d) loans or advances to employees permitted under Section 7.1; (e) the payment of reasonable fees to directors of the Borrower or any Subsidiary who are not employees of the Borrower or any Subsidiary, and compensation, employment, termination and other employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrower or any Subsidiary, each in the ordinary course of business; (f) (i) any issuance of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Borrower’s board of directors in the ordinary course of

101 business and (ii) any repurchases of any issuances, awards or grants issued pursuant to clause (i), in each case, to the extent permitted by Section 7.5; (g) employment arrangements entered into in the ordinary course of business between the Borrower or any Subsidiary and any employee thereof; (h) any Restricted Payment permitted by Section 7.5; and (i) the Loan Parties may pay the expenses of PubCo, as set forth in the Parent Operating Agreement. For the avoidance of doubt, this Section 7.7 does not constitute an automatic release of security in terms of any of the assets pledged under the Finnish Security Agreement and disposed of pursuant to this Section 7.7. Section 7.8. Restrictive Agreements. The Borrower will not, and will not permit any of the Loan Parties to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any of the Loan Parties to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any of the Loan Parties (other than the Parent) to pay dividends or other distributions with respect to its Capital Stock, to make or repay loans or advances to the Borrower or any other Loan Party, to Guarantee Indebtedness of the Borrower or any other Loan Party or to transfer all or substantially all of its property or assets to the Borrower or any other Loan Party thereof; provided that the foregoing shall not apply to (i) restrictions or conditions imposed by law or by this Agreement or any other Loan Document, (ii) customary restrictions and conditions contained in agreements relating to the permitted sale of a Subsidiary or any asset pending such sale, provided such restrictions and conditions apply only to the Subsidiary or asset that is sold and such sale is, or will be prior to the consummation thereof, permitted hereunder, (iii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, (iv) customary provisions in leases, licenses or other agreements restricting the assignment thereof, (v) customary restrictions in joint venture agreements and other similar agreements applicable to joint ventures permitted hereunder and applicable solely to such joint venture, (vi) any agreement or arrangement already binding on a Subsidiary when it is acquired so long as such agreement or arrangement was not created in anticipation of such acquisition and (vii) any Foreign Customer Finance Program Transaction; provided such restrictions apply solely to the receivables, inventory and other assets or interests subject thereto. Section 7.9. [Reserved]. Section 7.10. Hedging Transactions. The Borrower will not, and will not permit any of the Loan Parties to, enter into any Hedging Transaction, other than Hedging Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any of the Loan Parties is exposed in the conduct of its business or the management of its liabilities. Solely for the avoidance of doubt, the Borrower acknowledges that a Hedging Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Transaction under which the Borrower or any of the Loan Parties is or may become obliged to make any payment (i) in connection with the purchase by any third party of any Capital Stock or any Indebtedness, or (ii) as a result of changes in the market value of any Capital Stock) is not a Hedging Transaction entered into in the ordinary course of business to hedge or mitigate risks. Section 7.11. Permitted Subordinated Indebtedness.

102 The Borrower will not, and will not permit any Loan Parties to (i) prepay, redeem, repurchase or otherwise acquire for value any Permitted Subordinated Debt, or (ii) make any principal, interest or other payments on any Permitted Subordinated Debt that, in the case of clause (i) or (ii), is not expressly permitted by the subordination provisions of the Subordinated Debt Documents. Section 7.12. [Reserved]. Section 7.13. Accounting Changes. The Borrower will not, and will not permit any of the Loan Parties to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the fiscal year of the Borrower or of any of the Loan Parties; provided that, the Borrower and Loan Parties may change the fiscal year to end on December 31 by providing the Administrative Agent with 30 days’ prior written notice. Section 7.14. Government Regulation. The Borrower will not, and will not permit any of the Loan Parties or any Subsidiaries of the Loan Parties to, (a) be or become subject at any time to any law, regulation or list of any Governmental Authority of the United States (including, without limitation, the OFAC list) that prohibits or limits the Lenders from making any advance or extension of credit to the Borrower or from otherwise conducting business with the Loan Parties, or (b) fail to provide (i) documentary and other evidence of the identity of the Loan Parties and their Subsidiaries as may be requested by any Lender or the Administrative Agent at any time to enable such Lender or the Administrative Agent to verify the identity of the Loan Parties or to comply with any applicable law or regulation, including, without limitation, Section 326 of the Patriot Act at 31 U.S.C. Section 5318 or (ii) all documentation and other information that the Administrative Agent or any Lender requests in order to comply with its ongoing obligations under the Beneficial Ownership Regulation. Section 7.15. Outbound Investment Rules. (a) Be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if Holdings were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. Section 7.16. Transfer of Material IP Rights to Non-Loan Parties. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, consummate any transaction that results (whether by way of a Restricted Payment, Investment, Asset Sale or otherwise) in the transfer (including an exclusive license) of any Material Intellectual Property (or the Capital Stock in any Subsidiary that owns any such Material Intellectual Property), to (x) any Subsidiary that is not a Loan Party (other than any such transfer from a Subsidiary that is not a Loan Party to a Subsidiary that is not a Loan Party) or (y) any Affiliate that is not the Borrower or a Subsidiary. ARTICLE VIII EVENTS OF DEFAULT Section 8.1. Events of Default. If any of the following events (each an “Event of Default”) shall occur: (a) any Loan Party shall fail to pay any principal of any Loan or of any reimbursement obligation in respect of any LC Disbursement or make any payment under Section

103 2.22(a) or shall fail to make when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or (b) any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount payable under clause (a) of this Section 8.1 or an amount related to a Bank Product Obligation) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; or (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any of the Loan Parties or their respective Subsidiaries in this Agreement or any other Loan Document (including the Schedules attached hereto and thereto), or in any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to Administrative Agent or the Lenders by any Loan Party or any representative of any Loan Party pursuant to this Agreement or any other Loan Document shall prove to be incorrect in any material respect (other than any representation or warranty that is expressly qualified by a Material Adverse Effect or other materiality, in which case such representation or warranty shall prove to be incorrect in any respect) when made or deemed made or submitted; or (d) any Loan Party shall fail to observe or perform any covenant or agreement contained in Section 5.1, 5.2(a), or 5.4 (with respect to the Borrower’s legal existence), 5.10 or Article VI or VII; or (e) any Loan Party or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clauses (a), (b) and (d) above) or any other Loan Document or related to any Bank Product Obligation, and such failure shall remain unremedied for 30 days after the earlier of (i) any Responsible Officer of any Loan Party becomes aware of such failure, or (ii) notice thereof shall have been given to any Loan Party by the Administrative Agent or any Lender; or (f) subject to any applicable notice or grace periods, any default or event of default shall have occurred and be continuing under the Subordinated Debt Documents or any Subordinated Debt Document shall cease to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of any subordinated lender party thereto, or any Obligations fail to constitute “Senior Indebtedness” for purposes of the applicable Subordinated Debt Document, or all or any part of the Permitted Subordinated Debt is accelerated, is declared to be due and payable, or is required to be prepaid or redeemed, in each case prior to the stated maturity thereof (other than by a regularly scheduled required prepayment or redemption); or (g) the Borrower, any of the Loan Parties or any of their respective Subsidiaries (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of, or premium or interest on, any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing or governing such Indebtedness; or any other default or event of default of any Loan Party shall occur or condition shall exist under any agreement or instrument relating to any Material Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any Material Indebtedness shall be declared to be due and payable, or required to

104 be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption); or (h) the Borrower or any of the Loan Parties shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in subsection (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any such Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of the Loan Parties or their respective debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any of the Loan Parties or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or (j) the Borrower or any of the Loan Parties or respective Subsidiaries shall become unable to pay, or shall admit in writing its inability to pay, its debts as they become due; or (k) an ERISA Event shall have occurred that, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Borrower and the Loan Parties in an aggregate amount exceeding $20,000,000; or (l) any judgment or order for the payment of money in excess of $20,000,000 in the aggregate shall be rendered against the Borrower or any of the Loan Parties, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be a period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, or such judgment or order is not otherwise satisfied or discharged during such period; or (m) a Change in Control shall occur or exist; or (n) any provision of the Guaranty or any Collateral Document shall for any reason cease to be valid and binding on, or enforceable against, any Loan Party, or any Loan Party shall so state in writing, or any Loan Party shall seek to terminate its obligation under the Guaranty or any Collateral Document in any manner not otherwise permitted hereunder or under the Collateral Documents; or (o) any Lien purported to be created under any Collateral Document shall fail or cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Collateral Documents; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Section 8.1) and at any time thereafter during the continuance of such event, the Administrative

105 Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitment of each Lender shall terminate immediately, (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (iii) exercise all remedies contained in any other Loan Document, and (iv) exercise any other remedies available at Law or in equity; and that, if an Event of Default specified in either clause (h) or (i) shall occur, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Section 8.2. Application of Funds. After the exercise of remedies provided for in Section 8.1 (or immediately after an Event of Default specified in either clause (h) or (i) of Section 8.1), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: (a) first, to the reimbursable expenses of the Administrative Agent incurred in connection with such sale or other realization upon the Collateral, until the same shall have been paid in full; (b) second, to the fees and other reimbursable expenses of the Administrative Agent and the Issuing Bank then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full; (c) third, to all reimbursable expenses, if any, of the Lenders then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full; (d) fourth, to the fees due and payable under Sections 2.14(b) and (c) of this Agreement and interest then due and payable under the terms of this Agreement, until the same shall have been paid in full; (e) fifth, on a pro rata basis to the aggregate outstanding principal amount of the Term Loans (allocated pro rata among the Lenders in respect of their Pro Rata Shares), to the aggregate outstanding principal amount of the Revolving Loans, the LC Exposure, the Net Mark- to-Market Exposure (to the extent secured by Liens) and the Bank Product Obligations of the Borrower and its Subsidiaries, until the same shall have been paid in full, allocated pro rata among any Lender, any Lender-Related Hedge Provider and any Bank Product Provider, based on their respective Pro Rata Shares of the aggregate amount of such Revolving Loans, LC Exposure, Net Mark-to-Market Exposure (to the extent secured by Liens) and Bank Product Obligations; (f) sixth, to additional cash collateral for the aggregate amount of all outstanding Letters of Credit until the aggregate amount of all cash collateral held by the Administrative Agent pursuant to this Agreement is equal to 102% of the LC Exposure after giving effect to the foregoing clause fifth; and (g) to the extent any proceeds remain, to the Borrower or other parties lawfully entitled thereto.

106 All amounts allocated pursuant to the foregoing clauses third through sixth to the Lenders as a result of amounts owed to the Lenders under the Loan Documents shall be allocated among, and distributed to, the Lenders pro rata based on their respective Pro Rata Shares; provided, that all amounts allocated to that portion of the LC Exposure comprised of the aggregate undrawn amount of all outstanding Letters of Credit pursuant to clause fifth and sixth shall be distributed to the Administrative Agent, rather than to the Lenders, and held by the Administrative Agent in an account in the name of the Administrative Agent for the benefit of the Issuing Bank and the Revolving Loan Lenders as cash collateral for the LC Exposure, such account to be administered in accordance with Section 2.22(g). Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section. Notwithstanding the foregoing, Hedging Obligations and Bank Product Obligations may be excluded from the application described above without any liability to the Administrative Agent, if the Administrative Agent has not received written notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Lender-Related Hedge Provider or Bank Product Provider. Each Lender-Related Hedge Provider and Bank Product Provider not a party to this Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX THE ADMINISTRATIVE AGENT Section 9.1. Appointment of Administrative Agent. (a) Each Lender and each Issuing Bank irrevocably appoints Truist Bank (successor by merger to SunTrust Bank) as the Administrative Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder or under the other Loan Documents by or through any one or more sub-agents or attorneys-in-fact appointed by the Administrative Agent. The Administrative Agent and any such sub-agent or attorney-in-fact may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent or attorney-in-fact and the Related Parties of the Administrative Agent, any such sub-agent and any such attorney-in-fact and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and all provisions of this Article IX and Article XI (including Section 11.3(c), as though such co-agents, sub-agents and attorneys-in-fact were the “administrative agent” under the Loan Documents) as if set forth in full herein with respect thereto. (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith and the Issuing Bank shall have all the benefits and immunities (i) provided to the Administrative Agent in this Article with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term “Administrative Agent” as used in this

107 Article included the Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Bank. (c) It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. Section 9.2. Nature of Duties of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.2); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of their Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its branches or Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it, its sub- agents or its attorneys-in-fact with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.2) or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents or attorneys-in-fact except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub- agents. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof (which notice shall include an express reference to such event being a “Default” or “Event of Default” hereunder) is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent may consult with legal counsel (including counsel for the Borrower) concerning all matters pertaining to such duties.

108 Section 9.3. Lack of Reliance on the Administrative Agent. Each of the Lenders, the Swingline Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Issuing Bank or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders, the Swingline Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, the Issuing Bank, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking any action under or based on this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender, the Swingline Lender and the Issuing Bank represents and warrants to the Administrative Agent that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans, issuing or participating in letters of credit or providing other similar facilities in the ordinary course and is entering into this Agreement as a Lender, the Swingline Lender or the Issuing Bank, as applicable, for the purpose of making, acquiring or holding commercial loans, issuing or participating in letters of credit and providing other facilities set forth herein as may be applicable to such Lender, the Swingline Lender or the Issuing Bank, as applicable, and not for the purpose of investing in the general performance or operations of the Borrower or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security, and each Lender, the Swingline Lender and the Issuing Bank agrees not to assert a claim in contravention of the foregoing such as a claim under the federal or state securities laws. Each Lender, the Swingline Lender and the Issuing Bank represents and warrants to the Administrative Agent that it is sophisticated with respect to decisions to make, acquire or hold commercial loans, issue or participate in letters of credit and to provide other facilities set forth herein, as may be applicable to such Lender, the Swingline Lender or the Issuing Bank, as applicable, and either it, or the Person exercising discretion in making its decision to make, acquire or hold such commercial loans, issue or participate in letters of credit or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans, issue or participate in letters of credit or providing such other facilities. Each of the Lenders and the Issuing Bank acknowledges and agrees that outside legal counsel to the Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration (including any amendments, waivers and consents) of this Agreement and the other Loan Documents is acting solely as counsel to the Administrative Agent and is not acting as counsel to any Lender or the Issuing Bank (other than the Administrative Agent and its Affiliates) in connection with this Agreement, the other Loan Documents or any of the transactions contemplated hereby or thereby. Section 9.4. Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until it shall have received instructions from such Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement. Section 9.5. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, posting or other distribution) believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. In

109 determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts. Section 9.6. The Administrative Agent in its Individual Capacity. The bank serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender or Issuing Bank as any other Lender or Issuing Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms “Lenders”, “Required Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The bank acting as the Administrative Agent and its branches and Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or Affiliate of Holdings or the Borrower as if it were not the Administrative Agent hereunder. Section 9.7. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to approval by the Borrower (such approval not to be unreasonably withheld, conditioned or delayed) provided that no Default or Event of Default shall exist at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States or any state thereof or a bank which maintains an office in the United States. Any resignation by the Administrative Agent pursuant to this Section 9.7 shall also constitute its resignation as Issuing Bank and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder: (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swingline Lender; (ii) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents; and (iii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. To the extent the retiring Administrative Agent is holding cash, deposit account balances or other credit support as collateral for Cash Collateralized Letters of Credit, the retiring Administrative Agent shall at or reasonably promptly following its resignation cause such collateral to be transferred to the successor Administrative Agent or, if no successor Administrative Agent has been appointed and accepted such appointment, to the respective Issuing Banks ratably according to the outstanding amount of Cash Collateralized Letters of Credit issued by them, in each case to be held as collateral for such Cash Collateralized Letters of Credit in accordance with this Agreement. (b) Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this

110 Agreement and the other Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent’s resignation under this Section 9.7 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent’s resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders or the Issuing Bank under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent’s resignation hereunder, the provisions of this Article IX and Section 11.3 shall continue in effect for the benefit of such retiring Administrative Agent, its representatives and agents and their respective Related Parties in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent. (c) In addition to the foregoing, if a Lender becomes, and during the period it remains, a Defaulting Lender, and if any Default or Event of Default has arisen from a failure of the Borrower to comply with Section 2.26(a), then the Issuing Bank and the Swingline Lender may, upon prior written notice to the Borrower and the Administrative Agent, resign as Issuing Bank or as Swingline Lender, as the case may be, effective at the close of business Atlanta, Georgia time on a date specified in such notice (which date may not be less than five (5) Business Days after the date of such notice); provided that such resignation by the Issuing Bank will have no effect on the validity or enforceability of any Letter of Credit then outstanding or on the obligations of the Borrower or any Lender under this Agreement with respect to any such outstanding Letter of Credit or otherwise to the Issuing Bank; and provided, further, that such resignation of the Swingline Lender will have no effect on its rights in respect of any outstanding Swingline Loans or on the obligations of the Borrower or any Lender under this Agreement with respect to any such outstanding Swingline Loan. Section 9.8. Benefits of Article IX. None of the provisions of this Article IX shall inure to the benefit of the Borrower (other than the second sentence of Section 9.7(a) and Section 9.7(c)) or of any Person other than Administrative Agent and each of the Lenders and their respective successors and permitted assigns. Accordingly, neither the Borrower (other than the second sentence of Section 9.7(a) and Section 9.7(c)) nor any Person other than Administrative Agent and the Lenders (and their respective successors and permitted assigns) shall be entitled to rely upon, or to raise as a defense, the failure of the Administrative Agent or any Lenders to comply with the provisions of this Article IX. Section 9.9. Administrative Agent May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or like proceeding or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or any Revolving Credit Exposure shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans or Revolving Credit Exposure and all other Obligations arising under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the

111 Lenders, the Issuing Bank and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Bank and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Bank and the Administrative Agent under Section 11.3) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Bank to make such payments to the Administrative Agent and, if that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Bank, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 11.3. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank in any such proceeding. Section 9.10. Titled Agents. Each Lender and each Loan Party hereby agrees that any Documentation Agent or Syndication Agent designated hereunder shall have no duties or obligations under any Loan Documents to any Lender or any Loan Party , but all such Persons shall have the benefit of the indemnities provided for hereunder. Section 9.11. Authorization to Execute other Loan Documents. Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute on behalf of such Lender or the Issuing Bank, as applicable, all Loan Documents (including the Collateral Documents and any intercreditor and subordination agreements) other than this Agreement. Section 9.12. Collateral and Guaranty Matters. The Lenders and the Issuing Bank irrevocably authorize the Administrative Agent, to (and the Administrative Agent shall), (a) release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination or expiration of the Aggregate Revolving Commitments and payment in full of the Obligations (other than (x) contingent indemnification obligations for which no claim has been asserted, (y) all Hedging Obligations or Bank Product Obligations that are not then due and payable and (z) the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made)), (ii) that is transferred or to be transferred as part of or in connection with any disposition permitted hereunder or under any other Loan Document, or (iii) as approved in accordance with Section 11.2; (b) subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 7.2(c) or 7.2(t); and (c) release any guarantor from its obligations under the Guaranty and Security Agreement if such Person ceases to be a Subsidiary or becomes an Excluded Subsidiary as a

112 result of a transaction permitted hereunder; provided that if such Person becomes an Excluded Subsidiary as a result of clause (e) of the definition thereof, such Person shall only be released to the extent that at the time such Person ceases to be a wholly-owned subsidiary (i)(x) such Person ceased to be a wholly-owned subsidiary as a result of a joint venture or other strategic transaction permitted hereunder; provided that the purpose of such transaction was for a bona fide business purpose (for the avoidance of doubt, it being understood and agreed that a bona fide business purpose is not to evade the guarantee required hereunder), and (y) the transaction by which such Person ceases to be a wholly-owned subsidiary was consummated on an arm’s length basis with an unaffiliated third-party, or (ii) after giving effect to the transaction, the Person being released from its obligations is no longer a direct or indirect Subsidiary of the Borrower. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any guarantor from its obligations under this Agreement, pursuant to this Section 9.12. Section 9.13. Hedging Obligations and Bank Product Obligations. No Lender or any Affiliate of a Lender that holds any Hedging Obligation or any Bank Product Obligation that obtains the benefits of Section 8.2 or any Collateral by virtue of the provisions hereof or of any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Hedging Obligations and Bank Product Obligations unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Lender or Affiliate of a Lender that holds such Hedging Obligation or such Bank Product Obligation, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Hedging Obligations or Bank Product Obligations in the case of a Maturity Date. Section 9.14. Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. Section 9.15. Right to Realize on Collateral and Enforce Guarantee. Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent each Lender, and the Issuing Bank hereby agree that (i) no Lender or Issuing Bank shall have any right individually to realize upon any of the Collateral or to enforce the Collateral Documents, it being understood and agreed that all powers, rights and remedies hereunder and under the Collateral Documents may be exercised solely by the Administrative Agent, and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the

113 Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of the Lenders and the Issuing Bank (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition. ARTICLE X THE GUARANTY Section 10.1. The Guaranty. Subject to the second paragraph of this Section 10.1, each of the Guarantors hereby jointly and severally guarantees to the Administrative Agent, each Lender, each Affiliate of a Lender that enters into Bank Products or a Hedging Transaction with the Borrower or any Subsidiary, and each other holder of the Obligations as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations is not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or the other documents relating to the Obligations, the obligations of each Guarantor under this Agreement and the other Loan Documents shall not exceed an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under applicable Debtor Relief Laws. Further, in terms of each Guarantor incorporated in Finland and which is a limited liability company (in Finnish: osakeyhtiö), the obligations of such entity under this Article 10 shall be limited if, and only to the extent required by the application of the mandatory provisions of the Finnish Companies Act (624/2006, as amended) (in Finnish: osakeyhtiölaki) (the “Companies Act”) regulating (i) unlawful financial assistance, as stipulated in Chapter 13, Section 10 of the Companies Act and (ii) unlawful distribution of assets, as stipulated in Chapter 13, Section 1 of the Companies Act. Section 10.2. Obligations Unconditional. The obligations of the Guarantors under Section 10.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or other documents relating to the Obligations, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article X until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:

114 (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Loan Documents or any other document relating to the Obligations shall be done or omitted; (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or any other document relating to the Obligations shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d) any Lien granted to, or in favor of, the Administrative Agent or any other holder of the Obligations as security for any of the Obligations shall fail to attach or be perfected; or (e) any of the Obligations shall be determined to be void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor). With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that the Administrative Agent or any other holder of the Obligations exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other document relating to the Obligations or against any other Person under any other guarantee of, or security for, any of the Obligations. Section 10.3. Reinstatement. The obligations of each Guarantor under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each other holder of the Obligations on demand for all reasonable costs and expenses (including the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such holder of the Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law. Section 10.4. Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 10.2 and through the exercise of rights of contribution pursuant to Section 10.6. Section 10.5. Remedies. The Guarantors agree that, to the fullest extent permitted by Law, as between the Guarantors, on the one hand, and the Administrative Agent and the other holders of the Obligations, on the other hand, the Obligations may be declared to be forthwith due and payable as specified in Section 8.1 (and shall be deemed to have become automatically due and payable in the circumstances specified in Section 8.1) for purposes of Section 10.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 10.1. The Guarantors acknowledge and agree that their obligations hereunder are

115 secured in accordance with the terms of the Collateral Documents and that the holders of the Obligations may exercise their remedies thereunder in accordance with the terms thereof. Section 10.6. Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Loan Documents and no Guarantor shall exercise such rights of contribution until the Obligations have been paid in full (other than contingent indemnification obligations or expense reimbursement obligations to the extent no claim giving rise thereto has been asserted) and the Commitments have terminated. Section 10.7. Guarantee of Payment; Continuing Guarantee. The guarantee in this Article X is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to the Obligations whenever arising. Section 10.8. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Loan Party to honor all of such Specified Loan Party’s obligations under this Agreement and the other Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.8 or otherwise under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.8 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends that this Section 10.8 constitute, and this Section 10.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act. ARTICLE XI MISCELLANEOUS Section 11.1. Notices. (a) Written Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or email, as follows: To any Loan Party: Malibu Boats, LLC 5075 Kimberly Way Loudon, TN 37774 Attn: David Black Email: [*] Telephone: [*] With a copy to: Cooley LLP 350 South Grand Avenue, Suite 3200 Los Angeles, CA 90071 Attention: John-Paul Motley Email: [*] Telephone: [*]

116 To the Administrative Agent: Truist Bank 100 High Street Boston, Massachusetts 02110 Attention: Portfolio Manager – Malibu Boats Email: [*] Facsimile: [*] With copies to: Truist Bank 740 Battery Ave. S.E. / 3rd Floor Atlanta, Georgia 30339 Attention: Luke Ottinger Email: [*] Facsimile: [*] and Truist Bank 303 Peachtree Street, N.E. / 25th Floor Atlanta, Georgia 30308 Mail Code: 803-05-25-10 Attention: Agency Services Manager Email: [*] Facsimile: [*] To the Issuing Bank: Truist Bank 303 Peachtree Street, N.E. / 3rd Floor Atlanta, Georgia 30308 Mail Code: 803-05-25-60 Attention: Standby Letter of Credit Dept. Email: [*] Telephone: [*] To the Swingline Lender: Truist Bank 303 Peachtree Street, N.E. / 25th Floor Atlanta, Georgia 30308 Mail Code: 803-05-25-10 Attention: Agency Services Manager Email: [*] Facsimile: [*] To any other Lender: To the address, email, or facsimile number, set forth in the Administrative Questionnaire or the Assignment and Acceptance executed by such Lender. Any party hereto may change its address, telecopy number or email for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery, or if emailed, deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email, or other written acknowledgment), provided that, if such e-mail is not sent during the recipient’s normal business hours,

117 such email shall be deemed to have been sent at the recipient’s opening of business on the next Business Day; provided, that notices delivered to the Administrative Agent, the Issuing Bank or the Swingline Lender shall not be effective until actually received by such Person at its address specified in this Section 11.1. Any agreement of the Administrative Agent, the Issuing Bank and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent, the Issuing Bank and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent, the Issuing Bank and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent, the Issuing Bank and the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent, the Issuing Bank and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the Issuing Bank and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent, the Issuing Bank and the Lenders to be contained in any such telephonic or facsimile notice. (b) Electronic Communications. (i) Notices and other communications to the Administrative Agent, the Lenders and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank pursuant to Article II unless such Lender, the Issuing Bank, as applicable, and Administrative Agent have agreed to receive notices under such Section by electronic communication and have agreed to the procedures governing such communications. The Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (iii) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Issuing Bank and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System (the “Platform”). (iv) Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the

118 Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non- infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, the Issuing Bank or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through an Electronic System. “Communications” shall mean, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or the Issuing Bank by means of electronic communications pursuant to this Section, including through an Electronic System. (c) Loan Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. Section 11.2. Waiver; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or any other Loan Document, and no course of dealing between any Loan Party and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by Law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. (b) Except as otherwise provided in this Agreement, including, without limitation, as provided in Section 2.16, no amendment or waiver of any provision of this Agreement or the other Loan Documents (other than the Fee Letter), nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders or the Borrower and the Administrative Agent with the consent of the Required Lenders and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that (i) no amendment or waiver shall:

119 (A) increase the Commitment of any Lender without the written consent of such Lender; (B) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Lenders) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (B)) (C) postpone the date fixed for any payment (excluding any mandatory prepayments) of any principal of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender directly and adversely affected thereby; (D) change Section 2.21(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby or change the provisions of Section 8.2, without the written consent of each Lender; (E) change any of the provisions of this Section 11.2 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (F) release the Borrower without the consent of each Lender, or, release all or substantially all of the Guarantors or limit the liability of all or substantially all of the Guarantors under any Guaranty, without the written consent of each Lender, except to the extent such release is expressly permitted under the terms of this Agreement as of the Closing Date; (G) release all or substantially all Collateral (if any) securing any of the Obligations, without the written consent of each Lender, except to the extent such release is expressly permitted under the terms of this Agreement as of the Closing Date, or agree to subordinate any Lien in such Collateral to any other creditor of the Borrower or any Subsidiary; (H) subordinate the payment priority of the Obligations or subordinate the Liens granted to the Administrative Agent (for the benefit of the holders of the Obligations) in the Collateral, without the written consent of each Lender; or (I) amend Section 1.11 or the definition of “Alternative Currency” without the written consent of each Lender directly affected thereby. provided further, that no such agreement shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent, the Swingline Lender or the Issuing Bank without the prior written consent of such Person. Notwithstanding anything to the contrary herein, (i) no Defaulting

120 Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended, and amounts payable to such Lender hereunder may not be permanently reduced without the consent of such Lender (other than reductions in fees and interest in which such reduction does not disproportionately affect such Lender); (ii) this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated (but such Lender shall continue to be entitled to the benefits of Sections 2.18, 2.19, 2.20 and 11.3), such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement; (iii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein; (iv) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders; and (v) this Agreement may be amended with the written consent of the Administrative Agent, the Borrower, and the Lenders affected thereby to amend the definition of “Alternative Currency”, “Alternative Currency Daily Rate”, “Alternative Currency Term Rate” or Section 1.09 solely to add additional currency options and the applicable interest rate with respect thereto, in each case solely to the extent permitted to Section 1.09. Notwithstanding anything to the contrary herein, each Lender hereby irrevocably authorizes the Administrative Agent, on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 11.2 and/or Section 2.21) or any of the Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of any amendment which extends the Maturity Date or Revolving Commitment Termination Date of any Loans with respect to fewer than all of the Lenders (including any terms therein which provide for higher interest rate and/or fees to be each Lender agreeing to extend its maturity date); provided that such amendment has been approved by the Required Lenders and each Lender required to approve such amendment pursuant to Section 11.2(b)(i)(C). Notwithstanding anything to the contrary herein, this Agreement and the other Loan Documents may be amended (or amended and restated), modified or supplemented with the written consent of the Administrative Agent and the Borrower (a) to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or the Issuing Bank, (b) to add one or more additional credit facilities with respect to Incremental Term Loans to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans, as applicable, and the accrued interest and fees in respect thereof and (c) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders; provided, that the conditions set forth in Section 2.23 are satisfied. Section 11.3. Expenses; Indemnification. (a) The Borrower shall pay (i) all reasonable, documented out-of-pocket costs and expenses of the Administrative Agent, the Arrangers and their Affiliates, including the reasonable and documented fees, charges and disbursements of one outside counsel for the Administrative Agent, the Arrangers and their Affiliates, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in

121 this Agreement or any other Loan Document shall be consummated), including the reasonable and documented fees, charges and disbursements of one outside counsel for the Administrative Agent, the Arrangers and their Affiliates, (ii) all reasonable, documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all documented out-of- pocket costs and expenses (including, without limitation, the documented out-of-pocket fees, charges and disbursements of one outside counsel, the allocated cost of inside counsel and one local counsel in each relevant jurisdiction, and, in the event of any actual or perceived conflict of interest, one additional counsel for each similarly situated group of affected lenders purporting to have a conflict of interest) incurred by the Administrative Agent, the Issuing Bank or any Lender in connection with the enforcement or protection of its rights (x) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.3, or (y) in connection with the Loans made or any Letters of Credit issued hereunder, including, in each case, all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee; provided that, legal counsel for all Indemnitees shall be limited to one primary legal counsel and one local counsel in each relevant jurisdiction, and, in the event of any actual or perceived conflict of interest, one additional counsel for each group of similarly situated Indemnitees purporting to have a conflict of interest), and shall indemnify and hold harmless each Indemnitee from all reasonable and documented out-of-pocket fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any actual or alleged Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, penalties or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document or (z) disputes solely between or among Indemnitees, other than claims against the Administrative Agent or an Arranger in its capacity or in fulfilling its role as agent or arranger or similar role under the Loan Documents. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through Syndtrak or any other Internet or

122 intranet website, except as a result of such Indemnitee’s gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment. This Section 11.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent, the Issuing Bank or the Swingline Lender under clauses (a) or (b) hereof, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such. (d) To the extent permitted by applicable Law, and without derogating the Indemnitee’s rights to indemnity under this Section, the Borrower, on the one hand, and the Indemnitees on the other hand, shall not assert, and hereby waives, any claim against any of the others, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or any Letter of Credit or the use of proceeds thereof. (e) All amounts due under this Section 11.3 shall be payable promptly after written demand therefor. Section 11.4. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, Loans, and other Revolving Credit Exposure at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments, Loans and other Revolving Credit

123 Exposure at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans and Revolving Credit Exposure outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans and Revolving Credit Exposure of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $2,500,000 and in minimum increments of $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans, other Revolving Credit Exposure or the Commitments assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that, the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for (x) assignments to a Person that is not a Lender with a Commitment or an Affiliate of a Lender or an Approved Fund and (y) assignments by Defaulting Lenders; and (C) the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding), and the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Commitments. (iv) Assignment and Acceptance. The parties to each assignment shall deliver to the Administrative Agent (A) a duly executed Assignment and Acceptance, (B) a processing and recordation fee of $3,500, (C) an Administrative Questionnaire unless the assignee is already a Lender and (D) the documents required under Section 2.20 if such assignee is a Foreign Lender.

124 (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) any Ineligible Assignee or (C) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (C). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person. (vii) Ineligible Assignees. (A) No assignment or participation shall be made to any Person that was an Ineligible Assignee as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person (unless (x) the Borrower has consented to such assignment as contemplated by this Section 11.4, in which case such Person will not be considered an Ineligible Assignee for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or participant that becomes an Ineligible Assignee after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Ineligible Assignee”), such assignee shall not retroactively be considered an Ineligible Assignee. Any assignment in violation of this clause (vii)(A) shall not be void, but the other provisions of this clause (vii) shall apply. (B) If any assignment is made to any Ineligible Assignee in violation of clause (A) above, or if any Person becomes an Ineligible Assignee after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Ineligible Assignee and the Administrative Agent, (A) terminate any Revolving Commitment of such Ineligible Assignee and repay all obligations of the Borrower owing to such Ineligible Assignee in connection with such Revolving Commitment, (B) in the case of any portion of outstanding Term Loan held by Ineligible Assignees, prepay such portion of the Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Ineligible Assignee paid to acquire such portion of the Term Loan in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (C) require such Ineligible Assignee to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 11.4), all of its interest, rights and obligations under this Agreement and related Loan Documents to an Eligible Assignee that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Ineligible Assignee paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents; provided that (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.4(b), (ii) such assignment does not conflict with applicable Laws and (iii) in the case of clause (B), the Borrower shall not use the proceeds from any Loans to prepay the portion of any Term Loan held by Ineligible Assignees.

125 (C) Notwithstanding anything to the contrary contained in this Agreement, Ineligible Assignees (a) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (b) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, will be deemed to have consented in the same proportion as the Lenders that are not Ineligible Assignees consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (“Plan of Reorganization”), each Ineligible Assignee party hereto hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such Ineligible Assignee does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (D) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (a) post Schedule 1.01 and any updates thereto from time to time on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (b) provide Schedule 1.01 to each Lender requesting the same. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section 11.4, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.18, 2.19, 2.20 and 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section 11.4. If the consent of the Borrower to an assignment is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified above), the Borrower shall be deemed to have given its consent ten (10) Business Days after the date notice thereof has actually been delivered by the assigning Lender (through the Administrative Agent) to the Borrower, unless such consent is expressly refused by the Borrower prior to such tenth Business Day.

126 (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Loans and Revolving Credit Exposure owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, the Swingline Lender or the Issuing Bank sell participations to any Person (other than a natural person, the Borrower or any of the Borrower’s Affiliates or Subsidiaries or a Defaulting Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. (e) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following to the extent affecting such Participant: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.21(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section 11.4 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (vi) release all or substantially all of the Guarantors or limit the liability of all or substantially all of the Guarantors under any Guaranty without the written consent of each Lender except to the extent such release is expressly provided under the terms of this Agreement; or (vii) release all or substantially all Collateral (if any) securing any of the Obligations. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.18, 2.19, and 2.20 (subject to the requirements and limitations therein, including the requirements under Section 2.20(g) (it being understood that the documentation required under Section 2.20(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.4; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.24 and 2.25 as if it were an assignee under paragraph (b) of this Section 11.4; and (B) shall not be entitled to receive any greater payment under Sections 2.18 or 2.20, with respect to any participation, than

127 its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provision of Section 2.25 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.7 as though it were a Lender, provided such Participant agrees to be subject to Section 2.21 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 11.5. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Loan Documents shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York. (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court of the Southern District of New York, and of Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such District Court or New York state court or, to the extent permitted by applicable Law, such appellate court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or any other Loan Document shall (i) affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing

128 for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including UCC Sections 4-106, 4-A-105(1)(b) and 5- 116(b), and ISP Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over the issuing bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause. (c) Each party to this Agreement irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section 11.5 and brought in any court referred to in paragraph (b) of this Section 11.5. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by Law. Section 11.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 11.7. Right of Setoff. In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, each Lender and the Issuing Bank shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable Law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower at any time held or other obligations at any time owing by such Lender and the Issuing Bank to or for the credit or the account of the Borrower against any and all Obligations held by such Lender or the Issuing Bank, as the case may be, irrespective of whether such Lender or the Issuing Bank shall have made demand hereunder and although such Obligations may be unmatured. Each Lender and the Issuing Bank agree promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender and the Issuing Bank, as the case may be; provided, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender and the Issuing Bank agrees to apply all amounts collected from any such set-off to the Obligations before applying such amounts to any other Indebtedness or other obligations owed by the Borrower and any of its Subsidiaries to such Lender or Issuing Bank. Notwithstanding the provisions of this Section 11.7, if at any time any Lender, the Issuing Bank or any of their respective Affiliates maintains one or more deposit accounts for the Borrower or any

129 other Loan Party into which Medicare and/or Medicaid receivables are deposited, such Person shall waive the right of setoff set forth herein. Section 11.8. Counterparts; Integration. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the Fee Letter, the other Loan Documents, and any separate letter agreement(s) relating to any fees payable to the Administrative Agent and its Affiliates constitute the entire agreement among the parties hereto and thereto and their affiliates regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. Delivery of an executed counterpart of a signature page of this Agreement and any other Loan Document by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document. Section 11.9. Survival. All covenants, agreements, representations and warranties made by any Loan Party herein, in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.18, 2.19, 2.20, and 10.3 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the Loan Documents, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loans and the issuance of the Letters of Credit. Section 11.10. Severability. Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 11.11. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to take normal and reasonable precautions to maintain the confidentiality of any information relating to the Borrower or any of its Subsidiaries or any of their respective businesses, to the extent designated in writing as confidential and provided to it by the Borrower or any Subsidiary, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries, except that such information may be disclosed (i) to any Related Party of the Administrative Agent, the Issuing Bank or any such Lender including without limitation accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential on substantially the same terms as provided herein), (ii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority purporting to have

130 jurisdiction over it (including any self-regulatory authority such as the National Association of Insurance Commissioners), (iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section 11.11, or which becomes available to the Administrative Agent, the Issuing Bank, any Lender or any Related Party of any of the foregoing on a non-confidential basis from a source other than the Borrower, (v) in connection with the exercise of any remedy hereunder or under any other Loan Documents or any suit, action or proceeding relating to this Agreement or any other Loan Documents or the enforcement of rights hereunder or thereunder, (vii) subject to an agreement containing provisions substantially the same as those of this Section 11.11, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (B) any actual or prospective party (or its Related Parties) to any swap or derivative or similar transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (viii) any rating agency, (ix) the CUSIP Service Bureau or any similar organization, (x) the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement, or (xi) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section 11.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information. In the event of any conflict between the terms of this Section and those of any other Contractual Obligation entered into with any Loan Party (whether or not a Loan Document), the terms of this Section shall govern. For the avoidance of doubt, nothing in this Section 11.11 shall prohibit or impede any Person from voluntarily disclosing or providing information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person. Section 11.12. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or other Obligation owing under this Agreement, together with all fees, charges and other amounts which may be treated as interest on such Loan or other Obligation under any applicable Law (collectively, the “Charges”), shall exceed the maximum lawful rate of interest (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by a Lender or other Person holding such Loan or other Obligation in accordance with applicable Law, the rate of interest payable in respect of such Loan or other Obligation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or other Obligation but were not payable as a result of the operation of this Section 11.12 shall be cumulated and the interest and Charges payable to such Lender or other Person in respect of other Loans or Obligations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment (to the extent permitted by applicable Law), shall have been received by such Lender or other Person. Section 11.13. Waiver of Effect of Corporate Seal. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that neither it nor any other Loan Party is required to affix its corporate seal to this Agreement or any other Loan Document pursuant to any Requirement of Law, agrees that this Agreement is delivered by Borrower under seal and waives any shortening of the statute of limitations that may result from not affixing the corporate seal to this Agreement or such other Loan Documents. Section 11.14. Patriot Act. Each of the Administrative Agent and each Lender hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and

131 record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. Each Loan Party shall, and shall cause each of its Subsidiaries to, provide to the extent commercially reasonable, such information and take such other actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act. Section 11.15. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), Borrower and each other Loan Party acknowledges and agrees and acknowledges its Affiliates’ understanding that that: (i) (A) the services regarding this Agreement provided by the Administrative Agent, the Arrangers and/or the Lenders are arm’s-length commercial transactions between Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) each of Borrower and the other Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) Borrower and each other Loan Party is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for Borrower, any other Loan Party, or any of their respective Affiliates, or any other Person and (B) none of the Administrative Agent, the Arrangers nor any Lender has any obligation to Borrower, any other Loan Party or any of their Affiliates with respect to the transaction contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrower, the other Loan Parties and their respective Affiliates, and each of the Administrative Agent, the Arrangers and the Lenders has no obligation to disclose any of such interests to Borrower , any other Loan Party of any of their respective Affiliates. To the fullest extent permitted by Law, each of Borrower and the other Loan Parties hereby waive and release, any claims that it may have against the Administrative Agent, the Arrangers and each Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 11.16. Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Section 11.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of

132 any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority. Section 11.18. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.18, the following terms have the following meanings: “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

133 (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable. “QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 11.19. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under applicable law). Section 11.20. Amendment and Restatement. The parties hereto agree that, on the Closing Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto: (a) the Existing Credit Agreement shall be deemed to be amended and restated in its entirety pursuant to this Agreement; (b) all Obligations (as defined in the Existing Credit Agreement) under the Existing Credit Agreement outstanding on the Closing Date shall in all respects be continuing and shall be deemed to be Obligations outstanding hereunder; (c) the guaranties made pursuant to the Existing Credit Agreement to the holders of the Obligations (as defined in the Existing Credit Agreement) shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed; (d) the Collateral Documents (as defined in the Existing Credit Agreement) and the Liens created thereunder in favor of Truist Bank, as administrative agent for the benefit of the holders of the Obligations (as defined in the Existing Credit Agreement), shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed; and (e) all references in the other Loan Documents to the Existing Credit Agreement shall be deemed to refer without further amendment to this Agreement. Section 11.21. Waiver of Breakage Costs. Inasmuch as loans are outstanding under the Existing Credit Agreement immediately prior to the Closing Date, the Borrower must make prepayments and adjustments on such loans as are necessary to give effect to the Commitments and Pro Rata Share of Loans of the Lenders set forth on Schedule I. The Borrower, in consultation with the Administrative Agent, has endeavored to manage the allocation of Commitments and Loans and the selection of Interest

134 Periods with respect to outstanding SOFR Loans (as defined in the Existing Credit Agreement) in such a manner as to minimize break-funding costs. Nonetheless, such prepayments of such Loans under this Agreement likely will cause breakage costs. Notwithstanding anything to the contrary in the provisions of Section 2.19, each of the Lenders party hereto that was party to the Existing Credit Agreement hereby waives its right to receive compensation or reimbursement for such breakage costs: (a) in connection with the reallocation of Commitments and Pro Rata Share of Loans on the Closing Date; and (b) in connection with any resetting of the Interest Period for Loans outstanding as of the Closing Date. Section 11.22. Reallocation. The Administrative Agent, the Borrower and the Lenders hereby acknowledge and agree that the Commitment amount(s) of each Lender as set forth on Schedule I is/are the Commitment amounts of such Lender as of the Closing Date, with the reallocation of Loans outstanding under the Commitments of the Lenders as they existed immediately prior to the Closing Date having been made per instructions from the Administrative Agent, and neither any Assignment and Acceptance nor any other action of any Person is required to give effect to such Commitments as set forth on Schedule I. Section 11.23. Intercompany Subordination. Any claim which any Loan Party may have against any other Loan Party with respect to any payments to the Administrative Agent or any Lender hereunder are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations (other than indemnities and other contingent Obligations not then due and payable) and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Loan Party, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash (other than indemnities and other contingent Obligations not then due and payable) before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Loan Party therefor (other than payment made in obligations (including securities similarly subordinated)). [SIGNATURE PAGES FOLLOW]

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first written above. BORROWER: MALIBU BOATS, LLC, a Delaware limited liability company By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer PARENT: MALIBU BOATS HOLDINGS, LLC, a Delaware limited liability company By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC GUARANTORS: MALIBU AUSTRALIAN ACQUISITION CORP., a Delaware corporation By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer COBALT BOATS, LLC, a Delaware limited liability company By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer PB HOLDCO, LLC, a Delaware limited liability company By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer MBG HOLDCO, INC, a Delaware corporation By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer MAVERICK BOAT GROUP, INC. a Florida corporation By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer MALIBU ELECTRONICS, LLC, a Delaware limited liability company By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer [SIGNATURE PAGES CONTINUE]

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC SAXDOR YACHTS OY, a Finnish limited company By: /s/ David S. Black Name: David S. Black Title: Authorized Signatory SAXDOR HOLDINGS OY, a Finnish limited company By: /s/ David S. Black Name: David S. Black Title: Authorized Signatory

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC ADMINISTRATIVE AGENT: TRUIST BANK, as Administrative Agent, Issuing Lender, Swingline Lender, and a Lender By: /s/ Steve Curran Name: Steve Curran Title: Director

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC LENDERS: JPMORGAN CHASE BANK, N.A., as a Lender, By: /s/ Connor Vogan Name: Connor Vogan Title: Authorized Officer

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC BANK OF AMERICA, N.A., as a Lender, By: /s/ Daniel Brown Name: Daniel Brown Title: Senior Vice President

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, By: /s/ Timothy Favinger Name: Timothy Favinger Title: Executive Director

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender, By: /s/ Jeffrey B. Coalson Name: Jeffrey B. Coalson Title: SVP

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC PNC BANK, NATIONAL ASSOCIATION, as a Lender, By: /s/ Rebecca L. Hetzer Name: Rebecca L. Hetzer Title: Senior Vice President

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC UNITED COMMUNITY BANK, as a Lender, By: /s/ Jeff Wilson Name: Jeff Wilson Title: Senior Vice President

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT MALIBU BOATS, LLC FIRSTBANK, as a Lender, By: /s/ Jerry C. Greene Name: Jerry C. Greene Title: Senior Vice President